                              AMENDED AND RESTATED

                                CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT (this "AGREEMENT"), dated as of November 12, 1999, is entered into among DUFF & PHELPS CREDIT RATING CO., an Illinois corporation (the "COMPANY"), the financial institutions from time to time parties to this Agreement (together with their respective successors and assigns, collectively the "BANKS" and individually each a "BANK") and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as Bank of America National Trust and Savings Association) ("BOA"), as agent for the Banks (in such capacity, the "AGENT").

                               W I T N E S E T H:

         WHEREAS, the Company, Bank of America Illinois (predecessor by merger to BOA) and The Northern Trust Company ("NTC") (each, an "ORIGINAL BANK"), and Bank of America Illinois as agent for the Original Banks, entered into a Credit Agreement dated as of October 31, 1994, as thereafter amended (such Credit Agreement, as so amended prior to the date hereof, is hereinafter called the "ORIGINAL CREDIT AGREEMENT"); and

         WHEREAS, pursuant to an Assignment Agreement dated as of March 31, 1997, BOA acquired from NTC all of its right, title and interest in and to, and all of its obligations under, the Prior Credit Agreement and since March 31, 1997 BOA has been the sole Original Bank; and

         WHEREAS, the Company and BOA desire to amend and restate the Original Credit Agreement;

         WHEREAS, NTC desires to become a party to the Original Credit Agreement as amended and restated, with all of the rights, powers and obligations of a "Bank"; and

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged (a) the Company and BOA agree to amend and restate the Original Credit Agreement to read in its entirety as set forth below and (b) NTC agrees to become a party to the Original Agreement as amended and restated in the form of this Agreement.


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                                                    TABLE OF CONTENTS
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SECTION                                                                                                             PAGE
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ARTICLE I
DEFINITIONS AND OTHER TERMS............................................................................................2
         1.1.         Definitions......................................................................................2
         1.2.         Other Definitional Provisions...................................................................22
         1.3.         Interpretation of Agreement.....................................................................23
         1.4.         Accounting and Financial Determinations.........................................................23

ARTICLE II

COMMITMENTS; LOANS; LETTERS OF CREDIT; OTHER MATTERS..................................................................23
         2.1.         Commitments.....................................................................................23
                      2.1.1.      Loan Commitment.....................................................................23
                      2.1.2.      Letter of Credit Commitment.........................................................24
         2.2.         Reduction of Aggregate Commitment Amount........................................................24
                      2.2.1.      Voluntary Reduction or Termination..................................................24
                      2.2.2.      Mandatory Reductions................................................................24
         2.3.  Borrowing Procedure; Remitting Funds...................................................................25
                      2.3.1.      Borrowing Request...................................................................25
                      2.3.2.      Agent to Notify Banks...............................................................26
                      2.3.3.      Remitting of Funds By Banks; Disbursement of Loan Proceeds..........................26
         2.4.         Loan Options; Continuation and Conversion of Loans..............................................27
                      2.4.1.      Loan Options........................................................................27
                      2.4.2.      Continuation and/or Conversion of Loans.............................................27
         2.5.         Banks' Option in Funding of Loans...............................................................29
         2.6.         Currency Equivalents............................................................................30
                      2.6.1.      Exchange Rate.  ....................................................................30
                      2.6.2.      Determination Date..................................................................30
         2.7.         Loan Accounts; Notes............................................................................31
                      2.7.1.      Loan Accounts.......................................................................31
                      2.7.2.      Notes...............................................................................31

ARTICLE III

INTEREST AND FEES.....................................................................................................31
         3.1.         Interest -Base Rate Loans.......................................................................31
         3.2.         Interest -IBOR Rate Loans.......................................................................32
         3.3.         Interest During Event of Default................................................................32
         3.4.         Fees............................................................................................32
                      3.4.1.      Closing Fee.........................................................................32
                      3.4.2.      Nonuse Fee..........................................................................32
                      3.4.3.      Letter of Credit Fees...............................................................32
                      3.4.4.      Arrangement Fee.....................................................................33
                      3.4.5.      Method of Calculating Interest and Fees.............................................33

ARTICLE IV

PAYMENTS; PREPAYMENTS; OFFSET.........................................................................................33
         4.1.         Time and Place of Payment By the Company........................................................33
         4.2.         Repayment and Prepayment of Loans...............................................................34
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                      4.2.1. Mandatory Repayment......................................................................34
                      4.2.2. Voluntary Prepayment.....................................................................34
         4.3.         Other Provisions Applicable to Payments of Loans................................................34
         4.4.         Payments by the Banks to the Agent and Agent to Banks...........................................34
                      4.4.1. Agent May Assume Bank Payment............................................................34
                      4.4.2. Agent's Payments to Banks................................................................35
         4.5.         Setoff..........................................................................................35

ARTICLE V
LETTERS OF CREDIT.....................................................................................................36
         5.1.         Requests for Issuance of Letters of Credit......................................................36
                      5.1.1. Dollar Letters of Credit.................................................................36
                      5.1.2. Alternative Currency Letters of Credit...................................................36
                      5.1.3. Additional Conditions to Issuance of Letters of Credit...................................37
         5.2.         Amendment and Renewal of Letters of Credit......................................................38
                      5.2.1. Dollar Letters of Credit.................................................................38
                      5.2.2. Alternative Currency Letters of Credit...................................................40
         5.3.         Letter of Credit Provisions.....................................................................40
         5.4.         Issuing Bank's Expenses.........................................................................41
         5.5.         Banks' Purchase of Participation in Letters of Credit...........................................41
         5.6.         Disbursements...................................................................................43
         5.7.         Reimbursement of Drawings Under Letters of Credit...............................................43
         5.8.         Deemed Disbursements............................................................................45
         5.9.         Increased Costs; Indemnity......................................................................46

ARTICLE VI
ADDITIONAL PROVISIONS RELATING TO IBOR RATE LOANS; TAXES;
YIELD PROTECTION; INDEMNIFICATION; SHARING OF PAYMENTS................................................................47
         6.1.  Taxes..................................................................................................47
                      6.1.1. Required Payments By the Company.........................................................47
                      6.1.2. Company to Indemnify.....................................................................48
                      6.1.3. Repayment By Banks; Protest By the Company...............................................48
                      6.1.4. Company to Furnish Receipt...............................................................48
                      6.1.5. Withholding Tax..........................................................................48
         6.2.         Illegality......................................................................................50
         6.3.         Increased Costs and Reduction of Return.........................................................51
         6.4.         Basis for Determining Interest Rate Inadequate or Unfair........................................51
         6.5.         Capital Adequacy................................................................................52
         6.6.         Funding Losses..................................................................................52
         6.7.         Inability to Determine Rates....................................................................53
         6.8.         Mitigation of Circumstances; Replacement of Affected Bank.......................................53
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         6.9.         Sharing of Payments, Etc........................................................................54
         6.10.        Certificates of Banks...........................................................................55
         6.11.        Survival........................................................................................55

ARTICLE VII
REPRESENTATIONS AND WARRANTIES........................................................................................55
         7.1.         Organization....................................................................................55
         7.2.         Authorization...................................................................................55
         7.3.         Financial Information...........................................................................56
         7.4.         No Material Adverse Change......................................................................56
         7.5.         Litigation and Contingent Liabilities...........................................................56
         7.6.         Ownership of Properties; Liens..................................................................56
         7.7.         Subsidiaries....................................................................................57
         7.8.         Pension and Welfare Plans.......................................................................57
         7.9.         Investment Company Act..........................................................................57
         7.10.        Public Utility Holding Company Act..............................................................57
         7.11.        Regulation U....................................................................................57
         7.12.        Taxes...........................................................................................57
         7.13.        Information.....................................................................................57
         7.14.        Year 2000 Compliance............................................................................58

ARTICLE VIII
COMPANY COVENANTS.....................................................................................................58
         8.1.         Financial Statements and Other Reports..........................................................58
                      8.1.1. Financial Reports........................................................................58
                      8.1.2. Other Reports and Information............................................................60
         8.2.         Existence.......................................................................................61
         8.3.         Conduct of Business.............................................................................61
         8.4.         Books, Records and Access.......................................................................61
         8.5.         Insurance.......................................................................................62
         8.6.         Taxes...........................................................................................62
         8.7.         Compliance......................................................................................62
         8.8.         Use of Proceeds.................................................................................62
         8.9.         Pension Plans...................................................................................63
         8.10.        Dispositions....................................................................................63
         8.11.        Consolidations, Mergers, Acquisitions...........................................................63
         8.12.        Restricted Payments.............................................................................64
         8.13.        Indebtedness....................................................................................64
         8.14.        Liens...........................................................................................65
         8.15.        Guaranties......................................................................................67
         8.16.        Investments.....................................................................................67
         8.17.        Financial Condition.............................................................................68
                      8.17.1.  Cash Flow Leverage Ratio...............................................................68
                      8.17.2.  Minimum EBITDA.........................................................................68
                      8.17.3.  Minimum Net Worth......................................................................68
                      8.17.4.  Fixed Charge Coverage Ratio............................................................69
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         8.18.        Other Agreements................................................................................69
         8.19.        Transactions with Related Parties...............................................................69
         8.20.        Negative Pledges, etc...........................................................................69
         8.21.        Further Assurances..............................................................................70

ARTICLE IX
DEFAULT...............................................................................................................70
         9.1.         Event of Default................................................................................70

                      9.1.1.  Non-Payment of Liabilities..............................................................70
                      9.1.2.  Warranty................................................................................70
                      9.1.3.  Non-Compliance With Credit Agreement
                              Covenants...............................................................................71
                      9.1.4.  Non-Compliance With Other Loan Documents................................................71
                      9.1.5.  Non-Payment of Other Indebtedness.......................................................71
                      9.1.6.  Default of Other Indebtedness...........................................................71
                      9.1.7.  Other Obligations.......................................................................71
                      9.1.8.  Insolvency..............................................................................72
                      9.1.9.  Pension Plans...........................................................................72
                      9.1.10. Litigation Expenses, etc................................................................72
                      9.1.11. Validity................................................................................73
                      9.1.12. Conduct of Business.....................................................................73
                      9.1.13. Change of Control.......................................................................73
                      9.1.14. Use of Names............................................................................73
         9.2.         Effect of Event of Default; Remedies............................................................74
                      9.2.1.  Action if Bankruptcy....................................................................74
                      9.2.2.  Action if Other than Bankruptcy.........................................................74

ARTICLE X
CONDITIONS PRECEDENT, DELIVERY OF DOCUMENTS AND OTHER MATTERS.........................................................74
         10.1.        Conditions Precedent to Effectiveness...........................................................74
                      10.1.1. Security Interest.......................................................................74
                      10.1.2. Solvency................................................................................75
                      10.1.3. Effect of Law...........................................................................75
                      10.1.4. Exhibits; Schedules.....................................................................75
                      10.1.5. Fees76
                      10.1.6. Documents...............................................................................76
         10.2.        Continuing Conditions Precedent to all Credit Extensions; Certification.........................78
                      10.2.1. Default.................................................................................78
                      10.2.2. Warranties..............................................................................79
                      10.2.3. No Change in Condition..................................................................79
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ARTICLE XI
INDEMNITY.............................................................................................................79
         11.1.        General Indemnity...............................................................................79
         11.2.        Indemnification for Accepting Oral Instructions.................................................80
         11.3.        Survival of Company's Obligations...............................................................80

ARTICLE XII
THE AGENT.............................................................................................................81
         12.1.        Appointment and Authorization; "Agent"..........................................................81
         12.2.        Delegation of Duties............................................................................81
         12.3.        Liability of Agent..............................................................................81
         12.4.        Reliance by Agent...............................................................................82
         12.5.        Notice of Default...............................................................................82
         12.6.        Credit Decision.................................................................................83
         12.7.        Indemnification of Agent........................................................................83
         12.8.        Agent in Individual Capacity....................................................................84
         12.9.        Successor Agent.................................................................................84

ARTICLE XIII
MISCELLANEOUS PROVISIONS..............................................................................................85
         13.1.        Costs and Expenses..............................................................................85
         13.2.        Amendments and Waivers..........................................................................85
         13.3.        Notices.........................................................................................86
         13.4.        No Waiver by the Agent or Banks.................................................................87
         13.5.        Marshalling; Payments Set Aside.................................................................88
         13.6.        Successors......................................................................................88
         13.7.        Assignments, Participation, etc.................................................................88
                      13.7.1.  Assignments............................................................................88
                      13.7.2.  Participation..........................................................................90
         13.8.  Banks May Pledge Notes................................................................................90
         13.9.  No Third Parties Benefited............................................................................90
         13.10. Severability..........................................................................................91
         13.11. Information...........................................................................................91
         13.12. Headings..............................................................................................91
         13.13. Execution in Counterparts, Effectiveness, etc.........................................................91
         13.14. Amendment and Restatement of Original Credit Agreement................................................91
         13.15. Construction..........................................................................................92
         13.16. Subsidiary References.................................................................................92
         13.17. Forum Selection and Consent to Jurisdiction...........................................................92
         13.18. WAIVER OF JURY TRIAL..................................................................................93
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


                                    ARTICLE I

                           DEFINITIONS AND OTHER TERMS

         SECTION I.1. DEFINITIONS. As used herein, the following terms shall have the following meanings (such meanings shall be equally applicable to the singular and plural forms of the terms used, as the context requires):

         "ACQUISITION" means, with respect to any Person, (a) the acquisition by such Person of all or substantially all of the assets of any other Person (or a division or ongoing business thereof), whether through the purchase of assets, through merger, consolidation or otherwise or (b) an Investment by such Person in any other Person as a result of which such other Person becomes a Subsidiary of such first Person.

         "AFFECTED BANK" means any Bank that has given notice to the Company (which has not been rescinded) of (a) any obligation by the Company to pay any amount pursuant to SECTION 6.1.1 or SECTION 6.3 or (b) the occurrence of any circumstances of the nature described in SECTION 6.2 or SECTION 7.4.

         "AGENT" is defined in the Preamble, and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to
SECTION 12.9.

         "AGENT-RELATED PERSONS" means the Agent and any successor agent arising under ARTICLE XII, together with their respective Related Parties (including, in the case of BOA, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of the Agent and its Related Parties.

         "AGENT'S PAYMENT OFFICE" means the address for payments set forth on
SCHEDULE III or such other address as the Agent may from time to time specify to the Company and the Banks.

         "AGGREGATE COMMITMENT AMOUNT" means the aggregate amount of all of the Commitments, as such amount may be reduced pursuant to SECTION 2.2. The initial amount of the Aggregate Commitment is $40,000,000.

         "AGREEMENT" means this Amended and Restated Secured Credit Agreement as in effect on the Restatement Effective Date, and as thereafter from time to time amended, modified, supplemented or amended and restated, and as in effect on such date.

         "ALTERNATIVE CURRENCY" means (a) each of Japanese Yen, British Pounds Sterling and European Currency Units (each, a "DESIGNATED CURRENCY") and (b) any other currency (other than

Dollars) which (1) is on deposit outside such currency's country of issuance,
(2) is freely available, freely transferable and freely convertible into Dollars, and (3) in which dealings in deposits are carried on in the interbank eurocurrency market.

         "ALTERNATIVE CURRENCY LETTER OF CREDIT" means a letter of credit, bank guarantee or other similar arrangement issued or entered into by a foreign branch, international banking facility or foreign Related Party of BOA on or after the Restatement Effective Date, in such form and containing such terms as such foreign branch, international banking facility or foreign Related Party shall reasonably require, pursuant to which such foreign branch, international banking facility or affiliate of the Issuing Bank agrees, subject to the terms and provisions thereof, to make a payment to a third party in an Alternative Currency. Notwithstanding that an Alternative Currency Letter of Credit is issued by a foreign branch, international banking facility or foreign Related Party of BOA, such Letter of Credit shall nonetheless be deemed to have been made and to be held by the BOA, and the Reimbursement Obligations and Letter of Credit Liabilities with respect to such Letter of Credit shall nevertheless be to BOA.

         "ALTERNATIVE CURRENCY LOAN" means a Loan made and payable in an Alternative Currency which bears interest at a rate determined with reference to the IBOR Rate (Reserve Adjusted) for a particular Interest Period.

         "APPLICABLE MARGIN" means (a) as of the Restatement Effective Date and continuing until adjusted pursuant to CLAUSE (B), 0.50%, and (b) on and after any date thereafter on which the Applicable Margin is to be adjusted, if the Cash Flow Leverage Ratio for the then applicable Calculation Period is: (a) 1.0 to 1.0 or greater, 0.75%, or (b) less than 1.0 to 1.0, 0.50%. The Applicable Margin shall be adjusted, to the extent applicable, on the 45th day (or, in the case of the last Fiscal Quarter of any Fiscal Year, the 90th day) after the end of each Fiscal Quarter; IT BEING AGREED that if the Company fails to deliver the financial statements or compliance certificates required by SECTION 8.1.1 by the 45th day (or, if applicable, the 90th day) after any Fiscal Quarter, the Applicable Margin shall be 0.75% until such financial statements and the compliance certificate are delivered. "CALCULATION PERIOD" as used in this definition means the period comprised of the four consecutive Fiscal Quarters ending with and including the most recent Fiscal Quarter for which the immediately preceding sentence requires an adjustment to be made.

         "APPLICATION" means (a) in the case of a Dollar Letter of Credit, an application by the Company in the form of EXHIBIT J to this Agreement, for the issuance by the Issuing Bank of a Dollar

Letter of Credit and (b) in the case of an Alternative Currency Letter of Credit, the document(s) and other agreement(s), each in such form and containing such terms as the relevant foreign branch, international banking facility or foreign Related Party of BOA shall require, pursuant to which the Company applies for the issuance of an Alternative Currency Letter of Credit.

         "ARRANGER" means Banc of America Securities L.L.C. as sole lead arranger of the credit facility embodied in this Agreement, and its successors and assigns.

         "ASSIGNEE BANK" is defined in SECTION 13.7.1.

         "ASSIGNMENT AGREEMENT" means an Assignment Agreement substantially in form of EXHIBIT A hereto, or such other form as is reasonably satisfactory to the Agent, pursuant to which a Bank assigns certain of its rights and obligations hereunder to another Person in accordance with the terms of this Agreement.

         "ASSIGNOR BANK" is defined in SECTION 13.7.1.

         "ATTORNEYS' FEES" of any Person means and includes all reasonable fees and disbursements of any law firm or other external counsel employed by such Person and the reasonable allocated cost of internal legal services and all disbursements of internal counsel of such Person.

         "AUTHORIZED PERSON" means, relative to any Obligor, those of its officers or employees whose signatures and (in case of officers) incumbency shall have been certified to the Agent and the Banks in accordance with this Agreement.

         "BANK" - see the PREAMBLE.

         "BUSINESS DAY" means any day other than (a) a Saturday, (b) a Sunday or
(c) a legal holiday on which banks are authorized or required to be closed for the conduct of commercial banking business in San Francisco, California and Chicago, Illinois and in addition, (x) with respect to Offshore Dollar Loans, a day on which the Agent is open in California and dealing in Offshore Dollars and
(y) with respect to an Alternative Currency Loan, a day on which the Agent and foreign exchange markets are open for business for clearing and settling foreign exchange transactions in the applicable Alternative Currency in the city where disbursements of or payments on such Loan is to be made.

         "BASE RATE" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the Reference Rate.

         "BASE RATE LOAN" means a Loan or portion thereof during any period in which it bears interest at a rate based on the Base Rate.

         "BOA" - see the PREAMBLE.

         "BORROWING" means a borrowing hereunder consisting of Loans of the same Type made to the Company by all Banks in accordance with SECTIONS 2.1, 2.3 and
2.4 in accordance with their respective applicable Percentages, on the same Business Day, and, in the case of IBOR Rate Loans, in the same currency and having the same Interest Period.

         "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "CAPITAL EXPENDITURES" means, for any period for any Person, without duplication, the sum of (a) the aggregate of all or amounts which, in accordance with GAAP, should be classified as capital expenditures of such Person for such period and (b) the aggregate amount of all Capitalized Lease Liabilities of such Person incurred during such period.

         "CAPITALIZED LEASE" means any lease which is or should be capitalized on the balance sheet of the lessee in accordance with GAAP.

         "CAPITALIZED LEASE LIABILITIES" means, with respect to any Person, all monetary obligations of such Person under any Capitalized Leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

         "CASH EQUIVALENT INVESTMENT" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States of America or issued by any agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one year from the date of acquisition thereof; (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from Standard & Poor's Corporation, Moody's Investors Service, Inc. or the Company; (c) commercial paper maturing no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from Standard & Poor's Corporation, Moody's Investors

Service, Inc. or the Company; (d) certificates of deposit or banker's acceptances maturing within one year from the date of acquisition thereof issued by any Bank or by any other commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia having combined capital and surplus and undivided profit of not less than $250,000,000 ("Qualifying Banks"); (e) mutual or money market funds having the highest rating obtainable from Standard & Poor's Corporation, Moody's Investors Service, Inc. or the Company and investing principally in the types of securities described in CLAUSES (A), (B), (C) and (D) above; and (f) repurchase agreements and reverse repurchase agreements with Qualifying Banks relating to any of the obligations referred to in the foregoing CLAUSE (A); PROVIDED that the terms of such agreements comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy--Repurchase Agreements of Depository Institutions with Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "Supervisory Policy"); and PROVIDED, FURTHER, that possession or control of the underlying securities is established as provided in the Supervisory Policy.

         "CASH FLOW LEVERAGE RATIO" means, at any date of determination, the ratio of (a) the Company's Consolidated Senior Debt as at such date to (b) the Company's Consolidated EBITDA for the period of four consecutive Fiscal Quarters ending on such date of determination.

         "CODE" means the Internal Revenue Code of 1986, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of the Code shall be construed to also refer to any successor sections.

         "COLLATERAL" means all property and interests in property and proceeds thereof now owned or hereafter acquired by the Company or any other Obligor in or upon which a Lien now or hereafter exists in favor of the Agent, whether under this Agreement or under any other documents executed by any such Person and delivered to the Agent.

         "COLLATERAL DOCUMENTS" means, collectively, (a) the Security Agreement, any Pledge Agreements and all other security agreements, mortgages, deeds of trust, patent and trademark assignments, lease assignments, guarantees and other similar agreements made by the Company or any other Obligor in favor of the Agent for the benefit of the Banks now or hereafter delivered to the Agent pursuant to or in connection with the transactions contemplated hereby, and all financing statements (or comparable documents now or hereafter filed in accordance with the Uniform Commercial Code or comparable law) against the Company or any other Obligor as debtor in favor of the Agent as secured party, and (b) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

         "COMMITMENT" means relative to any Bank, such Bank's obligation under this Agreement to make Loans and to incur Letter of Credit Exposure, as adjusted from time to time pursuant to the terms of this Agreement. The amount of the initial Commitment of each Bank is set forth on SCHEDULE I.

         "COMMITMENT REDUCTION DATE" is defined in SECTION 2.2.2.

         "COMMITMENT TERMINATION DATE" means the earliest of (a) the Facility Termination Date, (b) the date on which the Aggregate Commitment Amount is reduced to zero pursuant to SECTION 2.2 and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in CLAUSE
(B) or CLAUSE (C) of this definition, the Commitments shall terminate automatically and without any further action.

         "COMMITMENT TERMINATION EVENT" means (a) the occurrence of any Event of Default described in SECTION 9.1.8; or (b) the occurrence and continuance of any other Event of Default and either (1) the declaration of the Loans to be due and payable pursuant to SECTION 9.2, or (2) in the absence of such declaration, the giving of notice by the Agent to the Company that the Commitments have been terminated.

         "COMPANY" - see the PREAMBLE.

         "COMPANY PLEDGE AGREEMENT" means the Amended and Restated Pledge Agreement executed and delivered by the Company pursuant to SECTION 10.1.6, substantially in the form of EXHIBIT B hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "COMPLIANCE CERTIFICATE" is defined in SECTION 8.1.1.

         "CONSOLIDATED ADJUSTED NET INCOME" means, with respect to the Company and its Subsidiaries for any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period; PROVIDED that there shall be excluded therefrom (a) the income (or loss) of any Person (other than the Company or a Subsidiary of the Company), except to the extent of the amount of dividends or other distributions actually paid to the Company or any Subsidiary by such Person during such period, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of, or is merged or consolidated into or has its assets acquired by, the Company or any Subsidiary and (c) the income of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Subsidiary.

         "CONSOLIDATED EBITDA" means, with respect to the Company and its Subsidiaries for any period, the sum of (a) Consolidated Net Income for such period, plus (b) to the extent deducted in determining Consolidated Net Income for such period, income and franchise taxes, Interest Expense, depreciation and amortization.

         "CONSOLIDATED NET WORTH" means, with respect to any Person at any time, the total of the shareholders' equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) of such Person and its consolidated Subsidiaries at such time calculated in accordance with GAAP.

         "CONSOLIDATED SENIOR DEBT" means, at any date of determination with respect to the Company means the sum, without duplication, of (a) Indebtedness of the Company and its consolidated Subsidiaries for borrowed money other than
(i) Subordinated Indebtedness and (ii) intercompany Indebtedness and (b) the principal portion of any Capitalized Lease Liabilities of the Company and its consolidated Subsidiaries.

         "CREDIT EXTENSION" means and includes (a) the advancing of Loans by the Banks in connection with a Borrowing and (b) any issuance or extension by the Issuing Bank of a Letter of Credit.

         "D&P EUROPE" means Duff & Phelps Credit Rating Co. of Europe, an Illinois corporation.

         "DISCLOSURE SCHEDULE" means the Disclosure Schedule attached hereto as
SCHEDULE II, as it may be amended, supplemented or otherwise modified from time to time by the Company with the written consent of the Agent and the Required Banks.

         "DOLLAR EQUIVALENT" means, (a) in the case of an amount denominated in Dollars, such amount, and (b) in the case of an amount denominated in an Alternative Currency, the Dollar equivalent of such amount as determined in accordance with SECTION 2.6.

         "DOLLAR LETTER OF CREDIT" means a letter of credit issued by the Issuing Bank on or after the Restatement Effective Date on the Application of the Company, in such form and containing such terms as the Issuing Bank shall reasonably require, providing for payment by the Issuing Bank in Dollars.

         "DOLLARS" and the sign "$" each mean lawful money of the United States of America.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA shall be construed to also refer to any successor sections.

         "ERISA AFFILIATE" means any corporation, partnership, or other trade or business (whether or not incorporated) that is, along with the Company, a member of a controlled group of corporations or a controlled group of trades or businesses, as described in sections 414(b) and 414(c), respectively, of the Code or section 4001 of ERISA, or a member of the same affiliated service group within the meaning of section 414(m) of the Code.

         "EVENT OF DEFAULT" has the meaning ascribed to such term in
SECTION 9.1.

         "FACILITY TERMINATION DATE" means September 30, 2002.

         "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent. The rate for any day which is not a Business Day shall be the rate for the immediately preceding Business Day.

         "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "FISCAL QUARTER" or "FQ" means any quarter of a Fiscal Year.

         "FISCAL YEAR" or "FY" means any period of 12 consecutive calendar months ending on the 31st day of December. References to a Fiscal Year with a number corresponding to any calendar year (e.g. "Fiscal Year 1999" or "FY 1999") refer to the Fiscal Year ending on the 31st day of December occurring during such calendar year.

         "FIXED CHARGE COVERAGE RATIO" means, at any date of determination, the ratio of (a) the Company's Consolidated EBITDA for the period of four consecutive Fiscal Quarters ending on such date of determination to (b) the sum of (1) the Company's consolidated interest expense for such period (including any interest expense in respect of Capitalized Lease Liabilities), plus (2) the aggregate consolidated dividends and other payments of the type described in SECTION 8.12 made by the Company, plus (3) the aggregate consolidated dividends and other payments of the type described in
SECTION 8.12 made by the Company's Subsidiaries during such period (excluding
(x) intercompany dividends made by a Subsidiary to the Company or any Subsidiary and (y) dividends and other payments of the type described in SECTION 8.12 paid by Subsidiaries that are not Material Subsidiaries as long as the aggregate amount of such dividends and other payments during the relevant period of four consecutive Fiscal Quarters does not exceed $500,000) plus (4) the aggregate consolidated Capital Expenditures of the Company and its Subsidiaries during such period.

         "FOREIGN JOINT VENTURE" means any joint venture formed under the laws of a jurisdiction other than that of the United States or any state thereof that is not a Material Subsidiary of the Company.

         "FURTHER TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (excluding franchise taxes and taxes imposed on or measured by any Bank's net income or receipts), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to SECTION 6.1.

         "GAAP" is defined in SECTION 1.4.

         "GOVERNMENTAL AUTHORITY" means any government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "GROUP" is defined in SECTION 2.4.1.

         "GUARANTY" means a Guaranty substantially in the form of EXHIBIT D hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "GUARANTEE LIABILITY" of any Person means any agreement, undertaking or arrangement by which such Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation in respect of any Guarantee Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the debt, obligation or other liability guaranteed thereby.

         "HEDGING AGREEMENT" means any agreement (including any master agreement and any agreement, whether or not in writing, relating any single transaction) that is an interest rate swap agreement, basis swap, forward rate agreement, commodity swap, commodity option, equity or equity index swap or option, bond option, interest rate option, forward foreign exchange agreement, rate cap, collar or floor agreement, currency swap agreement, cross-currency rate swap agreement, swaption, currency option or any other similar agreement, including any option to enter into any of the foregoing, or any combination of any of the foregoing. "Hedging Agreements" shall include all such agreements or arrangements made or entered into at any time, or in effect at any time, whether or not related to a Credit Extension.

         "HEDGING OBLIGATIONS" means, with respect to any Person, as of the date of calculation, the net liabilities, if any, of such Person under its Hedging Agreements.

         "IBOR RATE" means, for an Interest Period with respect to a an IBOR Rate Loan, the per annum rate of interest:

                  (a) in the case of a Offshore Dollar Loan, at which the Agent's Grand Cayman Branch, Grand Cayman, British West Indies, would offer Offshore Dollar deposits for the applicable interest period to other major banks in the Offshore Dollar inter-bank market two (2) Business Days prior to the beginning of such Interest Period at or about 10:00 a.m., Chicago, Illinois time, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount equal to the amount of BOA's Offshore Dollar Loan to be outstanding during such Interest Period; and

                  (b) in the case of an Alternative Currency Loan, at which deposits in immediately available funds in the appropriate Alternative Currency in an amount equal to the Dollar Equivalent of such deposit (plus the cost of any contract purchased or sold by BOA to hedge the conversion of

         Dollars or such Alternative Currency, as applicable, into or from such Alternative Currency) are offered to the Agent by major banks in the interbank eurocurrency market as at or about 9:00 a.m. Chicago, Illinois time three (3) Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount equal to the amount of BOA's Alternative Currency Loan to be outstanding during such Interest Period.

         "IBOR RATE (RESERVE ADJUSTED)" means, for an Interest Period with respect to an IBOR Rate Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

                     IBOR Rate    =           IBOR RATE
                 (Reserve Adjusted)    1-Reserve Percentage

         "IBOR RATE LOAN" means, at any time, any Loan or portion thereof (to the extent of such portion) which bears interest at a rate determined with reference to the IBOR Rate (Reserve Adjusted) for a particular Interest Period. IBOR Rate Loans shall be either Offshore Dollar Loans or Alternative Currency Loans.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all indebtedness of such Person for borrowed money, whether or not evidenced by bonds, debentures, notes or similar instruments, (b) all Reimbursement Obligations of such Person, and any other obligation, contingent or otherwise, of such Person relative to or in connection with any letter of credit (including the Letters of Credit) whether or not drawn, and any banker's acceptances, (c) all Capitalized Lease Liabilities of such Person, (d) all obligations of such Person to pay the deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), (e) net liabilities of such Person under all Hedging Obligations, (f) all indebtedness secured by a Lien on the property of such Person, whether or not such indebtedness shall have been assumed by such Person (it being understood that if such Person has not assumed or otherwise become personally liable for any such indebtedness, the amount of the Debt of such Person in connection therewith shall be limited to the lesser of the face amount of such indebtedness or the fair market value of all property of such Person securing such indebtedness) and (g) all Guarantee Liabilities of such Person in respect of any of the foregoing. For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner or joint venture in which such Person is a joint venturer with unlimited liability.

         "INDEMNIFIED LIABILITIES" is defined in SECTION 11.1.

         "INDEMNIFIED PARTIES" is defined in SECTION 11.1.

         "INTEREST PAYMENT DATE" means (a) in the case of Base Rate Loans, each Monthly Payment Date occurring after the Restatement Effective Date; and (b) with respect to IBOR Rate Loans, the last day of each Interest Period applicable to such Loans.

         "INTEREST PERIOD" means, relative to any IBOR Rate Loan, the period beginning on (and including) the date on which such IBOR Rate Loan is made or continued as, or converted into, an IBOR Rate Loan pursuant to SECTION 2.3 or
2.4 and shall end on (but exclude) the day which is one month, two months, three months or six months, (or, if the Banks in their sole and absolute discretion consent, nine months or twelve months) thereafter, as the Company may select in its relevant notice pursuant to SECTION 2.3 or 2.4; PROVIDED, HOWEVER, that

                  (a) if an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day (unless, in the case of IBOR Rate Loans, such next succeeding Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business
         Day);

                  (b) if an Interest Period begins on the last Business Day of a calendar month for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of the calendar month in which such Interest Period ends;

                  (c) no Interest Period may end later than the Facility Termination Date; and

                  (d) no Interest Period shall extend beyond any date upon which is due any scheduled principal payment in respect of the Loans unless the aggregate principal amount of the Loans represented by Base Rate Loans, or by IBOR Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment.

         "INVESTMENT" means as to any Person any direct or indirect purchase or other acquisition by such Person of, or of a beneficial interest in, stock or other securities (including, without limitation, warrants, options, notes, debentures or other instruments commonly known as "securities") of any other Person other than a Subsidiary of such Person, or any direct or indirect loan, advance (other than advances to employees for moving and travel expenses, drawing accounts and similar expenditures made in the ordinary course of business) or capital contribution by such Person to any other Person, including all indebtedness and accounts receivable from such other Person that are not current assets and did not arise from sales of goods or services to such other Person in the ordinary course of business. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto and minus the amount of any portion of such Investment repaid to such Person in cash as a return of capital, but without any other adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such investment.

         "ISSUING BANK" means, as the context may require, (a) in the case of Dollar Letters of Credit, BOA as the issuer of such Letters of Credit and (b) in the case of Alternative Currency Letters of Credit, BOA together with the foreign branch, international banking facility or foreign Related Party of BOA that actually issues an Alternative Currency Letter of Credit.

         "LENDING OFFICE" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office" or "Domestic Lending Office" or "IBOR Lending Office", as the case may be, on SCHEDULE IV, or such other office or offices as such Bank may from time to time notify the Company and the Agent.

         "LETTER OF CREDIT" means, as the context may require, either an Alternative Currency Letter of Credit or a Dollar Letter of Credit issued on or after the Restatement Effective Date.

         "LETTER OF CREDIT COMMITMENT" means the obligation of the Issuing Bank to issue Letters of Credit and of the other Banks to purchase participation therein in accordance with the terms of ARTICLE V.

         "LETTER OF CREDIT COMMITMENT TERMINATION DATE" means the earliest of
(a) the Facility Termination Date; (b) the date on which the Commitment Amount is terminated in full or reduced to zero pursuant to SECTION 2.2; and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described in CLAUSE (B) or (C) of this definition, the Letter of Credit Commitment shall terminate automatically and without any further action.

         "LETTER OF CREDIT EXPOSURE" of a Bank with respect to any Letter of Credit Liabilities means such Bank's Percentage of the amount of such Letter of Credit Liabilities. For purposes of this Agreement, a Bank (other than the Issuing Bank) shall be deemed to incur Letter of Credit Exposure with respect to a Letter of Credit in an amount equal to its participation interest therein under SECTION 5.5 hereof, and the Issuing Bank shall be deemed to have incurred Letter of Credit Exposure in an amount equal to its retained interest therein after giving effect to the acquisition by Banks other than the Issuing Bank of their respective participation interests therein.

         "LETTER OF CREDIT FACILITY AMOUNT" means $5,000,000.

         "LETTER OF CREDIT LIABILITIES" means at any time, but without duplication, an amount equal to the sum of (a) the aggregate amount available to be drawn under outstanding Letters of Credit, plus (b) the then aggregate amount of all unpaid and outstanding Reimbursement Obligations.

         "LIABILITIES" means all of the liabilities, obligations and indebtedness of the Company and each other Obligor to the Agent and each Bank of any kind or nature under or in connection with this Agreement or any other Loan Document, or under or in connection with any Hedging Agreement with a Bank, however created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due.

         "LIEN" means any mortgage, pledge, hypothecation, judgment lien or similar legal process, title retention lien, or other lien, encumbrance or security interest, including, without limitation, the interest of a vendor under any conditional sale or other title retention agreement and the interest of a lessor under any Capitalized Lease.

         "LITIGATION EXPENSE" is defined in SECTION 9.1.10.

         "LOAN" is defined in SECTION 2.1.

         "LOAN ACCOUNT" is defined in SECTION 2.7.1.

         "LOAN AVAILABILITY" means the Aggregate Commitment Amount minus the aggregate Letter of Credit Liabilities.

         "LOAN DOCUMENT" means this Agreement, any Notes, each Application, each Letter of Credit, the Collateral Documents, any Guarantees and any other agreement, instrument or document heretofore, now, or hereafter delivered to the Agent or any Bank with respect to or in connection with or pursuant to this Agreement or any of the Liabilities, as any thereof may be amended, modified, supplemented or replaced from time to time.

         "MARGIN STOCK" has the meaning ascribed to such term in Regulation U of the Federal Reserve Board or any regulation substituted therefor, as in effect from time to time.

         "MATERIAL ADVERSE OCCURRENCE" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company, any Material Subsidiary, or the Company and its Material Subsidiaries taken as a whole; (b) a material impairment of the ability of any Obligor to perform under any Loan Document to which it is a party; or (c) a material adverse change in, or a material adverse effect upon (1) the legality, validity, binding effect or enforceability against any Obligor of any Loan Document, or
(2) the value of the Collateral (taking into account any insurance proceeds received with respect thereto) or the perfection or priority of the Liens granted under any of the Collateral Documents.

         "MATERIAL SUBSIDIARY" means (a) D&P of Europe and Duff & Phelps Credit Rating Co. of Asia and (b) any other Subsidiary as to which ANY of the following criteria are met at any time after the Restatement Effective Date:

             (i) such Subsidiary contributes five percent (5%) or more of the Company's revenue for any period of twelve consecutive calendar months (determined on a consolidated basis), PROVIDED, that (A) if a Subsidiary is first created or acquired (whether by purchase, merger, consolidation or otherwise) after the Restatement Effective Date, such Subsidiary shall be deemed to be a Material Subsidiary as of the date of its creation or acquisition if, during the twelve calendar month period immediately preceding the date thereof the business or assets owned by such Subsidiary immediately following its creation or acquisition would have contributed five percent (5%) or more of Company's revenue (determined on a consolidated basis) during such period if such Subsidiary had been created or acquired at the beginning of such period; and (B) if an existing Subsidiary acquires (by purchase, merger, consolidation or otherwise) the business and assets of any other Person, such Subsidiary shall be deemed to be a Material Subsidiary as of the date of such acquisition of assets if, during the twelve calendar month period immediately preceding the date thereof the business or assets owned by such Subsidiary immediately following such acquisition contributed or would have contributed five percent (5%) or more of Company's revenue (determined on a consolidated basis) during such period if such Subsidiary had acquired such assets at the beginning of such period; OR

                  (ii) such Subsidiary's assets represent ten percent (10)% or more of the Company's assets (determined on a consolidated basis).

         "MONTHLY PAYMENT DATE" means the last day of each calendar month or, if any such day is not a Business Day, the next preceding Business Day.

         "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in section 4001(a)(3) of ERISA which is maintained for employees of the Company, any other Obligor or any ERISA Affiliate.

         "NET PROCEEDS" means, with respect to any Stock Option Exercise, the aggregate amount of cash received by the Company and its Subsidiaries, plus the fair market value of any other property received from time to time by the Company and its Subsidiaries (whether as initial consideration or through payment or disposition of deferred consideration) in connection with such transaction, after deducting therefrom only (without duplication) (a) reasonable and customary brokerage commissions, underwriting fees and discounts, legal fees, finder's fees and other similar fees and commissions and (b) the amount of taxes payable in connection with or as a result of such transaction, in each case to the extent, but only to the extent, that the amounts so deducted are actually paid to a Person that is not an Related Party of the Company or such Subsidiary and are properly attributable to such transaction.

         "NON-USE FEE" is defined in SECTION 3.4.2.

         "NOTE" means a promissory note of the Company payable to the order of a Bank, in the form of EXHIBIT E hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Company to such Bank resulting from outstanding Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "NOTICE OF BORROWING" means a notice of borrowing and certificate duly executed by an Authorized Person of the Company, substantially in the form of EXHIBIT F hereto, with appropriate insertions, or such other form as shall be reasonably acceptable to the Agent.

         "NOTICE OF CONTINUATION/CONVERSION" means a notice of continuation or conversion and certificate duly executed by an Authorized Person of the Company, substantially in the form of EXHIBIT G hereto, with appropriate insertions, or such other form as shall be reasonably acceptable to the Agent.

         "OBLIGOR" means the Company and each other Person who is or shall become primarily or secondarily liable on any of the Liabilities, or who grants to the Agent, for the benefit of the Banks, a Lien on any property of such Person as security for any of the Liabilities. On the Restatement Effective Date the only Obligors are the Company and the Material Subsidiaries then in existence.

         "OFFSHORE DOLLARS" mean Dollars on deposit in a bank outside the United States of America, its territories and possessions, which are freely available for transfer to and from the United States of America, its territories and possessions.

         "OFFSHORE DOLLAR LOAN" means a Loan, or portion thereof, made and payable in Offshore Dollars during any period in which it bears interest at a rate determined with reference to the IBOR Rate (Reserve Adjusted) for a particular Interest Period.

         "ONGOING INDEBTEDNESS" is defined in SECTION 8.13.

         "ORGANIC DOCUMENT" means, relative to any Obligor, and to the extent applicable, its certificate or articles of incorporation, its by-laws, partnership agreement, operating agreement or trust agreement, and all shareholder agreements, member agreements, voting trusts and similar arrangements applicable to any of its authorized shares of capital stock, its partnership interests, its limited liability company interests or other equity or beneficial interests.

         "OTHER TAXES" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "OVERNIGHT FOREIGN CURRENCY RATE" shall mean for any amount payable in an Alternative Currency, the rate of interest per annum as determined by the Agent (rounded upwards, if necessary, to the nearest whole multiple of one-one hundredth of one percent (1/100 of 1%)) at which overnight or weekend deposits of the appropriate currency (or, if such amount due remains unpaid more than three Business Days, then for such period of time not longer than six months as the Agent may elect in its absolute discretion) for delivery in immediately available and freely transferable funds would be offered by the Agent to major banks in the interbank market upon request of such major banks for the applicable period as determined above and in an amount comparable to the unpaid principal amount of the related Loan (or, if the Agent is not placing deposits in such currency in the interbank market, then the Agent's cost of funds in such currency for such period).

         "PARTICIPANT" is defined in SECTION 13.7.2.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means a "pension plan," as such term is defined in section 3(2) of ERISA, which is subject to the provisions of Title IV of ERISA (other than a Multiemployer Plan) and to which the Company, any other Obligor or any ERISA Affiliate may have any liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "PERCENTAGE" means, relative to any Bank, its Percentage of the Commitment as set forth opposite such Bank's name on SCHEDULE I hereto, or in an Assignment and Acceptance Agreement executed and delivered by such Lender, as such percentage may be adjusted from time to time pursuant to the terms of this Agreement.

         "PERMITTED LIENS" is defined in SECTION 7.9.

         "PERSON" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, entity or government (whether national, federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).

         "PLAN" means any Welfare Plan, Pension Plan or any employee benefit plan, as such term is defined in section 3(3) of ERISA, to which the Company may have any liability.

         "POST DEFAULT RATE" means, in the case of any principal of any Loan at any time of determination when an Event of Default exists, (a) in the case of Base Rate Loans, the Base Rate at such time plus 2.0% and (b) in the case of IBOR Rate Loans, 2.0% above the rate of interest applicable to such Loan immediately prior to the occurrence of such Event of Default.

         "PURCHASE PRICE" means the value of all consideration given or to be given by the Company or any Subsidiary in connection with any merger, consolidation, purchase or other acquisition, determined at the time of such merger, consolidation, purchase or other acquisition, including the assumption of any Indebtedness in connection with any of the foregoing.

         "QUARTERLY PAYMENT DATE" means the last day of each Fiscal Quarter or, if any such day is not a Business Day, the next preceding Business Day.

         "REFERENCE RATE" means, at any time, the rate of interest then most recently announced by the Agent at San Francisco,

California as its "reference rate". The reference rate is a rate set by the Agent based upon various factors including the Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the reference rate announced by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

         "REIMBURSEMENT OBLIGATION" is defined in SECTION 5.7.

         "RELATED PARTY" means, with respect to any Person (in this definition, the "RELEVANT PERSON") (a) any director (or other Person holding the equivalent position) or officer (or other Person holding the equivalent position) of such Relevant Person, and (b) any other Person which, directly or indirectly, controls or is controlled by or under common control with the Relevant Person (excluding any trustee under, or any committee with responsibility for administering, a Plan). The Relevant Person shall be deemed to be

                  (1) "controlled by" any other Person if (i) such other Person beneficially owns or holds, or directly or indirectly has the power to vote five percent (5%) or more (on a fully diluted basis) of the equity interest of such Relevant Person or (ii) if such other Person has the power to direct or cause the direction of the management and policies of such Relevant Person (whether by contract or otherwise); or

                  (2) "controlled by" or "under common control with" another Person if such other Person is a member of the immediate family of a Person which is a Related Party of such Relevant Person or is the executor, administrator or other personal representative of such Relevant Person.

         "REPORTABLE EVENT" has the meaning given to such term in ERISA.

         "REQUIRED BANKS" means (a) all Banks at any time that there are fewer than three (3) Banks and (b) at all other times, Banks holding at least 51% of Loans and Letter of Credit Exposure, or if no principal amount of the Loans and no Letter of Credit Liabilities are then outstanding, Banks holding at least 51% of the Aggregate Commitment Amount.

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "RESERVE PERCENTAGE" means, with respect to each Interest Period applicable to IBOR Rate Loans, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the maximum percentages, rounded upward to the next 1/100 of 1%, in effect on each day of such Interest Period, as prescribed by the Federal Reserve Board (or any successor), for determining reserve requirements (including, but not be limited to, marginal, emergency, supplemental, special, and other reserves) applicable to "Eurocurrency liabilities" pursuant to Regulation D or any other then applicable regulation of the Federal Reserve Board which prescribes reserve requirements applicable to "Eurocurrency Liabilities," as presently defined in Regulation D. For purposes of this definition, any IBOR Rate Loans hereunder shall be deemed to be "Eurocurrency Liabilities" as defined in Regulation D.

         "RESTATEMENT EFFECTIVE DATE" means the date this Agreement becomes effective pursuant to SECTION 13.14.

         "SECURITY AGREEMENT" means the Amended and Restated Security Agreement executed and delivered pursuant to SECTION 10.1.6, substantially in the form of EXHIBIT C hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "STOCK OPTION EXERCISE" means the exercise by any Person of options or warrants to purchase or otherwise acquire, from the Company or any of its Material Subsidiaries, stock of the Company or any of its Subsidiaries.

         "STOCK REPURCHASE COSTS" means, without duplication, the aggregate of
(a) cash paid by the Company to the holders of issued and outstanding stock of the Company as consideration for the repurchase by the Company of such stock and
(b) reasonable and customary commissions, underwriting fees, legal fees, finder's fees and other similar fees and commissions in connection with such transaction, in each case to the extent, but only to the extent, that the amounts are actually paid to a Person that is not an Related Party of the Company or such Subsidiary and are properly attributable to such transaction.

         "SUBORDINATED DEBT" means that portion of any liabilities, obligations or Indebtedness of the Company which contains terms satisfactory to the Agent and the Required Banks and is subordinated, in a manner satisfactory to the Agent and the Required Banks, as to right and time of payment of principal and interest thereon, to all of the Liabilities.

         "SUBSIDIARY" means, as to any Person, (a) any corporation of which or in which such Person, such Person and one or more of its

Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own more than 50% of the combined voting power of all classes of stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) any partnership, limited liability company, joint venture or similar entity of which or in which such Person, such Person and one or more of its Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own more than 50% of the capital interest or profits interest or (c) any trust, association or other unincorporated organization of which or in which such Person, and one or more of its Subsidiaries, or one or more Subsidiaries of such Person directly or indirectly own more than 50% of the beneficial interest. Unless the context otherwise requires, each reference to Subsidiaries herein shall be a reference to Subsidiaries of the Company.

         "SUBSIDIARY PLEDGE AGREEMENT" means a pledge agreement in form and substance satisfactory to the Agent executed and delivered by a Subsidiary of the Company pursuant to SECTION 8.21.

         "TAXES" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of a Bank, franchise taxes and taxes imposed on or measured by such Bank's net income or receipts.

         "TYPE", when used with respect to a Loan, shall refer to the Rate with reference to which interest on such Loan is determined and the currency in which such Loan is denominated. For purposes hereof, "Rate" shall mean the Base Rate and the IBOR Rate (Reserve Adjusted), and "currency" shall include Dollars and any Alternative Currency permitted under this Agreement.

         "UCC" means the Uniform Commercial Code as in effect in the State of Illinois, and any successor statute, together with any regulations thereunder, in each case as in effect from time to time. References to sections of the UCC shall be construed to also refer to any successor sections.

         "UNMATURED EVENT OF DEFAULT" means any event or condition after the giving of any required notice, which if it continues uncured would, with the lapse of time or giving of notice or both, constitute an Event of Default.

         "WELFARE PLAN" means an "employee welfare benefit plan" as such term is defined in ERISA.

         SECTION I.2. OTHER DEFINITIONAL PROVISIONS. Unless otherwise defined or the context otherwise requires, all financial and accounting terms used herein or in any certificate or other document made or delivered pursuant hereto shall be defined in accordance with GAAP. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and in each Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION I.3. INTERPRETATION OF AGREEMENT. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Agreement or any other Loan Document, refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Loan Document. The word "including" means including without limiting the generality of any description preceding such term, and, for purposes of this Agreement and each other Loan Document, the parties hereto agree that the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.

         SECTION I.4. ACCOUNTING AND FINANCIAL DETERMINATIONS. Compliance with each of the financial ratios and restrictions contained in ARTICLE VIII shall, except as otherwise provided herein, be determined, and all financial statements required to be delivered hereunder, shall be prepared in accordance with, those generally accepted accounting principles ("GAAP") applied in the preparation of the audited financial statements referred to in SECTION 7.3.

                                   ARTICLE II

              COMMITMENTS; LOANS; LETTERS OF CREDIT; OTHER MATTERS

         SECTION II.1. COMMITMENTS. Subject to the terms and conditions of this Agreement, each of the Banks, severally and for itself alone, agrees as follows:

         SECTION II.1.1. LOAN COMMITMENT. Pursuant to the terms of the Original Credit Agreement BOA made loans to the Company (herein, the "BOA EXISTING LOANS"). On the Restatement Effective Date the outstanding principal balance of the BOA Existing Loans is [$_______________]. The BOA Existing Loans shall continue outstanding under this Agreement, and shall be considered to be Loans for all purposes of this Agreement and the other Loan Documents. From time to time on any Business Day occurring prior to the Commitment Termination Date, each Bank will make loans (each, a "LOAN") to the Company; PROVIDED, HOWEVER, that: (a) the aggregate Dollar Equivalent of principal amount of all Loans which any Bank shall be committed to have outstanding hereunder shall not at any time exceed such Bank's Percentage of the lesser of (1) the Loan Availability and (2) the Aggregate Commitment Amount, (b) the aggregate Dollar Equivalent principal amount of all Loans which the Banks shall be committed to have outstanding hereunder shall not at any time exceed the Loan Availability, (c) the aggregate Dollar Equivalent principal amount of all Loans and Letters of Credit Liabilities outstanding hereunder shall not at any time exceed the Aggregate Commitment Amount as in effect from time to time and (d) the aggregate Dollar Equivalent of Alternative Currency Loans shall not exceed $20,000,000. On the terms and subject to the conditions hereof, the Company may from time to time borrow, prepay and reborrow Loans.

         SECTION II.1.2. LETTER OF CREDIT COMMITMENT. From time to time on any Business Day occurring prior to the Letter of Credit Commitment Termination Date, the Issuing Bank will issue and each Lender (other than the Issuing Bank) will participate in, Letters of Credit, in accordance with and subject to the provisions of ARTICLE V.

         SECTION II.2.  REDUCTION OF AGGREGATE COMMITMENT AMOUNT.

         SECTION II.2.1. VOLUNTARY REDUCTION OR TERMINATION. Subject to compliance with the requirements of SECTION 2.4.2 and SECTION 4.2.2 after giving effect thereto, the Company may, at any time, on at least three (3) Business Days' prior written notice received by the Agent (which shall promptly advise each Bank), permanently reduce the Aggregate Commitment Amount by paying to the Agent for the account of the Banks an amount equal to the sum of (a) such amount as is necessary to reduce the outstanding Dollar Equivalent principal balance of the Loans plus Letter of Credit Liabilities to such reduced Aggregate Commitment Amount and (b) all accrued and unpaid interest on the amount of the Loans being prepaid; PROVIDED, HOWEVER, that all such reductions shall be permanent, and any partial reduction shall be in a minimum amount of $1,000,000 and in an integral multiple of $1,000,000 in excess thereof. The Company may at any time on like notice terminate the Commitments upon payment in full of the outstanding principal balance of the Loans, all accrued and unpaid interest thereon and all other outstanding Liabilities, and providing cash collateral in a manner and amount reasonably acceptable to the Agent and the Banks for all outstanding Letter of Credit Liabilities.

         SECTION II.2.2. MANDATORY REDUCTIONS. Commencing on the April 1st coincident with or next following the first date after the Dollar Equivalent of the outstanding principal balance of the Loans plus the Letter of Credit Liabilities is $40,000,000, and continuing on each April 1st thereafter (each such date being a "COMMITMENT REDUCTION DATE"), unless the Company is in compliance with the requirements of SECTION 8.17.3 as of the last day of the Fiscal Year which immediately precedes such Commitment Reduction Date, the Aggregate Commitment Amount shall be permanently reduced by $5,000,000; IT BEING UNDERSTOOD that on the Facility Termination Date the Aggregate Commitment Amount shall be zero.

         SECTION II.3.  BORROWING PROCEDURE; REMITTING FUNDS.

         SECTION II.3.1. BORROWING REQUEST. Each Loan shall be made upon the Company's irrevocable written or telephonic (promptly confirmed in writing) notice delivered to the Agent (which shall promptly advise each Bank). Each written notice (or confirmation of telephonic notice) shall be in the form of a Notice of Borrowing and (except as provided below) must be received by the Agent not later than 10:00 a.m. (Chicago, Illinois time) (a) two (2) Business Days prior to the requested borrowing date in the case of a Borrowing of Offshore Dollar Loans and three (3) Business Days prior to the requested borrowing date in the case of a Borrowing of Alternative Currency Loans and (b) on the requested borrowing date in the case of a Borrowing of Base Rate Loans, specifying:

                  (a) the amount of the requested Loan, which shall be: (1) in an aggregate minimum amount of $250,000 or any multiple of $100,000 in excess thereof in the case of a Borrowing of Base Rate Loans, (2) in an aggregate minimum amount of $250,000 or any integral multiple of $100,000 in excess thereof in the case of a Borrowing of Offshore Dollar Loans and (c) in an aggregate minimum amount which is both the Dollar Equivalent of $250,000 and an integral multiple of 100,000 units of the relevant currency, in the case of a Borrowing of Alternative Currency Loans;

                  (b) the date of funding of the requested Borrowing, which shall be a Business Day;

                  (c) the Type(s) of Loan(s) comprising the Borrowing (I.E., whether the Loans are to be Base Rate Loans or IBOR Rate Loans and, if the latter, the applicable currency), PROVIDED, that if the Notice of Borrowing fails to specify the currency for any Borrowing of IBOR Rate Loans, such Loan shall be denominated in Offshore Dollars; and

                  (d) if any portion of the Borrowing is to consist of IBOR Rate Loans, the duration of the Interest Period(s) included in such notice, PROVIDED, that if the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing of IBOR Rate Loans, such Interest Period shall be 30 days.

Each telephonic notice shall be confirmed in writing in the form of a Notice of Borrowing, executed by an Authorized Person and delivered not later than the next following Business Day, it being understood, however, that any failure to so confirm any telephonic notice or otherwise to comply with the provisions of this SECTION 2.3.1 shall not affect the obligation of the Company to repay each Loan in accordance with the terms of this Agreement and any Notes.

         SECTION II.3.2. AGENT TO NOTIFY BANKS. The Agent will promptly notify each Bank of its receipt of any Notice of Borrowing, the amount of such Bank's Percentage of the requested Borrowing and, if it is to be a Borrowing of IBOR Rate Loans, the Interest Period therefor and whether it is an Offshore Dollar Loan or an Alternative Currency Loan and, if the latter, the relevant currency.

         SECTION II.3.3. REMITTING OF FUNDS BY BANKS; DISBURSEMENT OF LOAN PROCEEDS. (a) Each Bank will make the amount of its relevant Percentage share of each Borrowing of Base Rate Loans available to the Agent for the account of the Company in accordance with this SECTION 2.3.3. In the case of a Borrowing of Base Rate Loans and Offshore Dollar Loans, each Bank shall deliver its Percentage of the Borrowing to the Agent's Domestic Lending Office by 12:00 noon (Chicago, Illinois time) on the borrowing date requested by the Company in funds immediately available to the Agent. In the case of a Borrowing of an Alternative Currency Loan, each Bank shall make its Percentage of the Borrowing available to the Agent at such office as the Agent has previously specified in a notice to such Bank in such funds which are then customary for the settlement of international transactions in such currency and no later than such local time as is necessary for such funds to be received and transferred to the Company for same day value on the date the Loan is to be made. Subject to the provisions of
ARTICLE IX hereof, the proceeds of each Bank's Offshore Dollar Loan shall be made available to the Company at the office of the Agent in Chicago, Illinois, and the proceeds of each Bank's Alternative Currency Loan shall be made available to the Company at such office as the Agent has previously agreed to with the Company, in each case in the type of funds received by the Agent from the Banks. The failure of any Bank to make any Loan on any borrowing date shall not relieve any other Bank of any obligation hereunder to make a Loan on such borrowing date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any borrowing date.

                  (b) If a Bank determines that the Alternative Currency of a requested Borrowing of Alternative Currency Loans is not available to such Bank in sufficient amount and for a sufficient term to enable it to advance or continue the Alternative Currency Loan requested of it as part of such requested Borrowing and so notifies the Agent no later than 11:00 a.m (Chicago time) on the same day it receives notice from the Agent of such requested Loan, the Agent shall promptly so notify the Company. If the Company nevertheless desires to borrow, such Borrowing shall be either a Borrowing of Base Rate Loans or of Offshore Dollar Loans, as selected by the Company, and the Company must so notify the Agent by no later than 12:00 noon (Chicago time) on such day. If the Agent does not receive such notice from the Company by 12:00 noon (Chicago time), the Company shall automatically be deemed to have revoked its request for the Borrowing and the Agent will promptly notify the Banks of such revocation. If the Company does give such notice by 12:00 noon (Chicago time), the Agent shall so notify each Bank shall make its requested Loan as the Type of Loan selected by the Company in accordance with the procedures set forth in this Agreement for funding such Type of Loan.

         SECTION II.4.  LOAN OPTIONS; CONTINUATION AND CONVERSION OF LOANS.

         SECTION II.4.1. LOAN OPTIONS. Except as otherwise provided herein, all or any portion of any Loan may be maintained as any Type of Loan, as shall be selected by the Company from time to time. All of the Indebtedness owed to the Banks under this Agreement and the Notes that is in the same currency, bears interest at the same interest rate and is outstanding for the same Interest Period is sometimes referred to in this Agreement as a "GROUP". All of the Company's Indebtedness to the Banks which is not being maintained as IBOR Rate Loan(s) shall constitute a single Group of Base Rate Loans, and the IBOR Rate Loans from the Banks which are in the same currency, which bear interest at the same interest rate for the same Interest Period shall constitute a single Group of IBOR Rate Loans.

         SECTION II.4.2. CONTINUATION AND/OR CONVERSION OF LOANS. (a) The Company may, upon irrevocable written or telephonic (promptly confirmed in writing) notice delivered to the Agent:

                  (1) elect (i) as of any Business Day in the case of Base Rate Loans, or (ii) as of the last day of the applicable Interest Period in the case of a Group of IBOR Rate Loans, to convert all or part of the Group of Base Rate Loans, or such Group of IBOR Rate Loans, as applicable, into Loans of another Type; or

                  (2) elect, as of the last day of the Interest Period applicable to a Group of IBOR Rate Loans, to continue such Group as IBOR Rate Loans of the same Type with the same or a different Interest Period;

PROVIDED, that, before and after giving effect to any continuation or conversion:

                  (3) each Group of IBOR Rate Loans that are Offshore Dollar Loans shall be in a minimum amount of $250,000 or an integral multiple of $100,000 in excess thereof;

                  (4) each Group of IBOR Rate Loans that are Alternative Currency Loans in a particular currency shall be in a minimum amount for which the Dollar Equivalent is $250,000 and which is an integral multiple of 100,000 units of such currency or, solely in the case of a Group of IBOR Rate Loans that are Alternative Currency Loans which are being continued in the same currency, if less, the same amount of such currency; and

                  (5) there shall not be more than seven (7) Groups of IBOR Rate Loans outstanding;

                  (b) Notwithstanding the foregoing:

                           (1) no portion of a Loan being maintained as a Base Rate Loan shall be converted into a IBOR Rate Loan, and no portion of a Loan being maintained as a IBOR Rate Loan shall be continued as such Type of Loan, less than 30 days before the Facility Termination Date;

                           (2) if at any time the aggregate outstanding principal balance of a Group of IBOR Rate Loans is reduced, by payment, prepayment, or conversion of part thereof to be less than the minimum amount provided in CLAUSE (3) or CLAUSE (4) of SECTION 2.4.2(A) above, as applicable, such Group of IBOR Rate Loans shall automatically convert into Base Rate Loans, and on and after such date the right of the Company to continue such Group of IBOR Rate Loans as, or convert such Group of Loans another Type of IBOR Rate Loans, shall terminate; and

                           (3) during the existence of an Unmatured Event of Default or Event of Default, the Company may not elect to have a Loan or portion thereof converted into or continued as an IBOR Rate Loan.

         (c) Each conversion or continuation of a Loan in one currency (the "PRIOR CURRENCY") into a Loan in another currency (the "SECOND CURRENCY") shall result in a Loan in an amount denominated in the Second Currency equal to the equivalent in the Second Currency of the Loan amount denominated in the Prior Currency, in each case determined by the Agent in accordance with the provisions of SECTION 2.6.

         (d) Each notice of continuation or conversion of a Loan shall be received by the Agent not later than 10:00 (Chicago, Illinois time) (a) two (2) Business Days prior to the requested conversion/continuation date in the case of a conversion into or continuation of Offshore Dollar Loans and three (3) Business Days prior to the requested conversion/continuation date in the case of a conversion into or continuation of Alternative Currency Loans and (b) on the requested conversion date in the case of a conversion into Base Rate Loans, specifying:

                           (1)      the proposed conversion/continuation date;

                           (2)      the aggregate amount of Loans to be
                  converted or continued;

                           (3) the Type(s) of Loans resulting from the proposed conversion or continuation; and

                           (4) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

Each written notice (or confirmation of telephonic notice) shall be in the form of a Notice of Continuation/Conversion executed by an Authorized Person. Each confirmation of telephonic notice shall be delivered not later than the next following Business Day, it being understood, however, that any failure to so confirm any telephonic notice or otherwise to comply with the provisions of this
SECTION 2.4.2 shall not affect the obligation of the Company to repay each Loan in accordance with the terms of this Agreement and any Notes.

         (e) If upon the expiration of an Interest Period applicable to a Group of IBOR Rate Loans, the Company has failed to select timely a new Interest Period or the applicable currency for such Group, or if an Unmatured Event of Default or Event of Default then exists, the Company shall be deemed to have elected to convert such Group of IBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

         SECTION 2.5. BANKS' OPTION IN FUNDING OF LOANS. Each Bank may, if it so elects, fulfill its obligation to make, continue or convert any IBOR Rate Loan by causing one of its foreign branches or Related Parties (or an international banking facility created by such Bank) to make or maintain such IBOR Rate Loan; PROVIDED, HOWEVER, that such IBOR Rate Loan shall nonetheless be deemed to have been made and to be held by such Bank, and the obligation of the Company to repay such IBOR Rate Loan shall nevertheless be to such Bank. Notwithstanding any provision of this Agreement to the contrary, each Bank shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Bank had actually funded and maintained each IBOR Rate Loan as an Offshore Dollar Loan or Alternative Currency Loan in the relevant currency, as applicable, during each Interest Period for such Loan, through the purchase of deposits in the relevant currency having a maturity corresponding to such Interest Period and bearing an interest rate equal to the IBOR Rate applicable to such Loan for such Interest Period.

         SECTION 2.6. CURRENCY EQUIVALENTS.

         SECTION 2.6.1. EXCHANGE RATE. Whenever pursuant hereto the Dollar Equivalent of an amount denominated in any Alternative Currency is to be determined as of a date, such determination shall be made at the spot rate at which the Agent offers to purchase such Alternative Currency with Dollars at approximately 10:00 am., Chicago, Illinois time on such date. Whenever the equivalent in Alternative Currency is to be determined as of a date, such determination shall be made in accordance with the preceding sentence, substituting for Dollars the Alternative Currency in which such equivalent is being determined.

         SECTION 2.6.2. DETERMINATION DATE. For purposes of from time to time determining each of (a) the Nonuse Fee referred to in SECTION 3.4.2, (b) the Letter of Credit Fee referred to in SECTION 3.4.3, (c) the outstanding balance of the Loans and the Letter of Credit Liabilities and (d) the Aggregate Commitment Amount, the Dollar Equivalent of each Loan then denominated in an Alternative Currency and of each Alternative Currency Letter of Credit shall be determined as of each of the dates (each, a "DETERMINATION DATE") as follows:

                  (1) the date four Business Days prior to each of the following dates:

                  (A)      the date a Loan is made;

                  (B) the date an IBOR Rate Loan is continued from the current Interest Period of such Loan into a subsequent Interest Period;

                  (C) the date an outstanding Loan is converted from one Type of Loan to another Type; or

                  (D) the date the principal of a Loan, or portion thereof, is paid or prepaid;

                  (2) on such additional dates as the Agent shall determine (or the Required Banks shall direct) at any time that an Event of Default or Unmatured Event of Default exists which is continuing.

The Dollar Equivalent of any Loan, or portion thereof, determined as of any Determination Date, shall be deemed to remain unchanged from such determination until the next succeeding Determination Date.

         SECTION 2.7. LOAN ACCOUNTS; NOTES.

         SECTION 2.7.1. LOAN ACCOUNTS. The Agent shall establish or cause to be established on its books in the Company's name one or more accounts (each a "LOAN ACCOUNT") to evidence Loans made by the Banks to the Company. The Loan Accounts or records maintained by the Agent shall be conclusive, absent demonstrable error, of the amount of the Loans made by each Bank to the Company and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Company hereunder to pay any amount owing with respect to the Loans.

         SECTION 2.7.2. NOTES. At the option of any Bank the Loans to such Bank may be evidenced by a Note instead of or in addition to the Loan Accounts. Each Bank is irrevocably authorized to endorse on the schedules annexed to its Note the date, amount and maturity of each Loan made by such Bank and the amount of each payment of principal made by the Company with respect thereto; PROVIDED, HOWEVER, that the failure of a Bank to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to or to the order of a Bank.

                                   ARTICLE III

                                INTEREST AND FEES

         SECTION 3.1. INTEREST - BASE RATE LOANS. Subject to SECTION 3.3, the unpaid principal of each Loan or portion thereof maintained as a Base Rate Loan shall bear interest to maturity at a rate per annum equal to the Base Rate in effect from time to time. Accrued interest on that portion of Loans maintained as Base Rate Loans shall be payable on each Interest Payment Date and at maturity.

         SECTION 3.2. INTEREST - IBOR RATE LOANS. Subject to SECTION 3.3, the unpaid principal of each Loan or portion thereof maintained as a IBOR Rate Loan shall bear interest to maturity at a rate per annum equal to the IBOR Rate (Reserve Adjusted) in effect for each Interest Period applicable to such Loan plus the Applicable Margin for IBOR Rate Loans. Accrued interest on that portion of Loans maintained as IBOR Rate Loans shall be payable on each Interest Payment Date and at maturity.

         SECTION 3.3. INTEREST DURING EVENT OF DEFAULT. Notwithstanding
SECTION 3.1 and SECTION 3.2, at any time that an Event of Default exists, the Company shall pay interest on the outstanding principal of each Loan, accruing from (and including) the date such Event of Default occurs to (but excluding) the date such Event of Default ceases to exist, at the Post Default Rate of interest applicable to such Loan. All interest accruing at any time that an Event of Default exists shall be payable on demand.

         SECTION 3.4.    FEES.

         SECTION 3.4.1. CLOSING FEE. The Company agrees to pay, on the Restatement Effective Date, to the Agent for the account of the Banks that are parties to this Agreement on the Restatement Effective Date, a closing fee of $20,000 which will be shared equally by the Banks. At the Company's option the amount of the fee due under this Section may be advanced to the Company as a Loan.

         SECTION 3.4.2. NONUSE FEE. The Company agrees to pay, to the Agent for the account of each Bank pro rata according to its Percentage, for the period (including any portion thereof when the Banks' Commitments are suspended by reason of any failure to satisfy any of the conditions precedent set forth in
ARTICLE X) from the Restatement Effective Date through the Commitment Termination Date, an aggregate fee ("NONUSE FEE") equal to the sum of (a) 0.25% per annum on the daily average amount by which the Aggregate Commitment Amount exceeds the outstanding principal balance of the Loans plus the Letter of Credit Liabilities by $20,000,000 or less PLUS (b) 0.375% per annum on the daily average amount by which the Aggregate Commitment Amount exceeds the outstanding principal balance of the Loans plus the Letter of Credit Liabilities by more than $20,000,000. The Nonuse Fee payable pursuant to this Section shall be payable in arrears on each Quarterly Payment Date, commencing with the Quarterly Payment Date occurring coincident with or next following the Restatement Effective Date, and on the Commitment Termination Date for the period then ending for which no fee has been paid.

         SECTION 3.4.3. LETTER OF CREDIT FEES. Borrower agrees to pay to the Agent for the account of Banks a fee (the "LETTER OF CREDIT FEE") on the outstanding Letters of Credit, for each day that there is a Letter of Credit outstanding, equal to the product of (a) the undrawn amount of Letters of Credit outstanding on such day and (b) a per annum interest rate equal to the Applicable Margin in effect on such day. The fee payable pursuant to this Section shall be payable in arrears on each Quarterly Payment Date and on the Facility Termination Date for the period then ended.

         SECTION 3.4.4. ARRANGEMENT FEE. The Company agrees to pay the
Arranger an arrangement fee for its own account in the amount separately agreed to by the Company and the Arranger by the letter agreement (the "FEE LETTER") between the Company and the Arranger dated November 12, 1999.

         SECTION 3.4.5. METHOD OF CALCULATING INTEREST AND FEES. Interest on each Base Rate Loan shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed. Interest on each IBOR Rate Loan shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed, calculated as to each Interest Period from (and including) the first day thereof to (but excluding) the last day thereof. Fees provided for in
SECTION 3.4.2 and SECTION 3.4.3 shall be computed on the basis of a year consisting of 360 days and paid for actual days elapsed.

                                   ARTICLE IV

                          PAYMENTS; PREPAYMENTS; OFFSET

         SECTION 4.1. TIME AND PLACE OF PAYMENT BY THE COMPANY. All payments hereunder by the Company (including payment of Reimbursement Obligations and payments with respect to any Notes) shall be made without withholding, deduction, recoupment, setoff or counterclaim. Except as otherwise provided in this Agreement, all payments by the Company shall be made to the Agent for the account of the Banks in immediately available funds prior to 12:00 noon, Chicago time, on the date due, at the Agent's Payment Office, or at such other place as may be designated by the Agent to the Company in writing. Any payments received after such time shall be deemed received on the next Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a date other than a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time shall be included in the calculation of interest and any fees. Alternative Currency Loans shall be repaid in the same Alternative Currency in which made, and shall be payable in such funds then customary for settlement of international transactions in such Alternative Currency.

         SECTION 4.2. REPAYMENT AND PREPAYMENT OF LOANS.

         SECTION 4.2.1. MANDATORY REPAYMENT. All Loans hereunder shall be repaid by the Company on the Commitment Termination Date. In addition, the Company shall make such repayment of the Loans as may be required as a result of any reductions in the Aggregate Commitment Amount occurring pursuant to SECTION 2.2.2.

         SECTION 4.2.2. VOLUNTARY PREPAYMENT. Subject to SECTION 4.2.3, the Company may prepay the principal of all Loans in whole or in part without premium or penalty other than pursuant to SECTION 6.6. Subject to the other provisions of this Agreement, any partial prepayment of principal shall be in a minimum amount equal to the lesser of (a) the aggregate outstanding principal balance of all Loans and (b) $250,000 and an integral multiple of $100,000 in excess thereof in the case of a prepayment of Base Rate Loans, $250,000 and an integral multiple of $100,000 in excess thereof in the case of a prepayment of Offshore Dollar Loans, and in the case of a prepayment of Alternative Currency Loans, an amount for which the Dollar Equivalent is not less than $250,000 and which is an integral multiple of 100,000 units of the relevant currency.

         SECTION 4.3. OTHER PROVISIONS APPLICABLE TO PAYMENTS OF LOANS. The Company shall give the Agent (which shall promptly advise each Bank) prior written or telephonic notice of any intended prepayment of the Loans not later than 10:00 a.m. (Chicago, Illinois time) (a) two (2) Business Days prior to the intended repayment in the case of a repayment of Offshore Dollar Loans, (b) three (3) Business Days prior to the intended repayment date in the case of a repayment of Alternative Currency Loans and (c) on the date of repayment in the case of a repayment of Base Rate Loans. The Company shall confirm in writing, not later than the next following Business Day, any telephonic notice of prepayment. Once made, a notice of prepayment or repayment shall be irrevocable. Subject to SECTION 6.6 hereof, any repayment of IBOR Rate Loans may be made on a day which is not the last day of the Interest Period for such Loans. All repayments and prepayments by the Company with respect to the Loans shall be made PRO RATA among Loans of the same Type and, if the Loans are IBOR Rate Loans, having the same Interest Period, of all Banks.

         SECTION 4.4. PAYMENTS BY THE BANKS TO THE AGENT AND AGENT TO BANKS.

         SECTION 4.4.1. AGENT MAY ASSUME BANK PAYMENT. Unless the Agent shall have been notified by a Bank by no later than such time as would be necessary for such Bank to make the proceeds of its Loan available to the Agent on the date a Borrowing is to be made hereunder that such Bank does not intend to make the proceeds of its Loan available to the Agent, the Agent may assume that such Bank has made such proceeds available to the Agent on such date and the Agent may in reliance upon such assumption make available to the Company a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, and the Agent has in fact made such amount available to the Company, the Agent shall be entitled to receive such amount from such Bank forthwith upon the Agent's demand, together with interest thereon in respect of each day during the period commencing on the date such amount was made available to the Company and ending on but excluding the date the Agent recovers such amount, at a rate per annum equal to the Federal Funds Rate, or in the case of an Alternative Currency Loan, the Overnight Foreign Currency Rate, for each day as determined by the Agent (or in the case of a day which is not a Business Day, then for the preceding day). If such amount is not received from such Bank by the Agent immediately upon demand, the Company will, on demand, repay to the Agent the proceeds of such Loan attributable to such Bank with interest thereon at a rate per annum equal to the interest rate applicable to the relevant Loan, but without such payment being considered a payment or prepayment of an IBOR Rate Loan, so that the Company will have no liability under SECTION 6.6 hereof with respect to such payment.

         SECTION 4.4.2. AGENT'S PAYMENTS TO BANKS. The Agent will promptly make available to each Bank, and in like funds as are received by the Agent, such Bank's ratable share of any payments received by the Agent from the Company.

         SETOFF 4.5. SETOFF. In addition to and not in limitation of all other rights and remedies (including other rights of offset or banker's lien) that any Bank or any other holder of any Note may have under applicable law, each Bank or such other holder shall (a) upon the occurrence and during the continuance of any Event of Default or any Unmatured Event of Default described in SECTION
9.1.8 or (b) with the consent of the Required Banks upon the occurrence and during the continuance of any other Event of Default, have the right to appropriate and apply to the payment of the Liabilities (whether or not then due), in such order of application as such Bank or such other holder may elect, any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or moneys of the Company then or thereafter with such

Bank or such other holder. The Agent shall promptly advise the Company of any such setoff and application upon learning thereof, but failure to do so shall not affect the validity of such setoff and application. The rights of each Bank under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Bank may have.

                                    ARTICLE V

                                LETTERS OF CREDIT

         SECTION 5.1. REQUESTS FOR ISSUANCE OF LETTERS OF CREDIT.

         SECTION 5.1.1. DOLLAR LETTERS OF CREDIT.

         (a) By delivering to the Issuing Bank (with a copy to the Agent) not later than two (2) Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of issuance, a properly completed Application for a Dollar Letter of Credit executed by an Authorized Person of the Company, together with such other documents, instruments and/or agreements as the Issuing Bank may reasonably require,the Issuing Bank shall, unless directed otherwise by the Agent or a Bank as hereinafter provided, issue Dollar Letters of Credit on such terms as are reasonably satisfactory to the Issuing Bank.

         (b) Upon receipt of an Application the Issuing Bank shall notify the Agent and provide the Agent with a copy thereof, whereupon the Agent shall promptly notify the other Banks thereof and provide such other Banks with a copy of such Application. Unless the Issuing Bank has received notice from the Agent or any Bank on or before the Business Day immediately preceding the date the Issuing Bank is to issue a requested Letter of Credit directing the Issuing Bank not to issue such Letter of Credit for one of the reasons set forth in SECTION
5.1.3 or because one or more conditions specified in ARTICLE X are not then satisfied; then, subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, issue a Letter of Credit for the account of the Company in accordance with the Issuing Bank's usual and customary business practices.

         SECTION 5.1.2. ALTERNATIVE CURRENCY LETTERS OF CREDIT.

         (a) The Company shall provide BOA's Chicago, Illinois office with a written request for the issuance of each Alternative Currency Letter of Credit. Upon receipt of such request the BOA shall notify the Agent and provide the Agent with a copy thereof, whereupon the Agent shall promptly notify the other Banks thereof and provide such other Banks with a copy of such request.

                  (b) BOA's Chicago, Illinois office shall promptly notify the foreign branch, international banking facility or Related Party that will issue the requested Letter of Credit of the Company's request therefor, and will coordinate the preparation and completion of any documents or other materials, and the providing of any information, required by such foreign branch, international banking facility or Related Party as a condition to its issuance of such Letter of Credit. Unless the Issuing Bank has received notice from the Agent or any Bank on or before the Business Day immediately preceding the date the requested Alternative Currency Letter of Credit is to be issued directing that such Letter of Credit not be issued for one of the reasons set forth in
SECTION 5.1.3 or because one or more conditions specified in ARTICLE X are not then satisfied, the requested Alternative Currency Letter of Credit shall be issued by the applicable foreign branch, international banking facility or foreign Related Party of BOA on such terms as are reasonably satisfactory to it.

         SECTION 5.1.3. ADDITIONAL CONDITIONS TO ISSUANCE OF LETTERS OF CREDIT. Notwithstanding the foregoing, the Issuing Bank shall not be required to issue, and no Bank shall be required to incur Letter of Credit Exposure with respect to, any Letter of Credit if, before or after giving effect to the issuance of such Letter of Credit:

                  (a) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder), or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which the Issuing Bank in good faith deems material to it;

                  (b) the Issuing Bank has received written notice from any Bank, the Agent or the Company, on or prior to the Business Day prior to the requested date of issuance of such Letter of Credit, that one or more of the applicable conditions contained in ARTICLE X is not then satisfied;

                  (c) the expiry date of any requested Letter of Credit is after the Facility Termination Date, unless all of the Banks have approved such expiry date in writing;

                  (d) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance reasonably acceptable to the Issuing Bank, or the issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

                  (e) such Letter of Credit is denominated in a currency other than Dollars or an Alternative Currency; or

                  (f) either (i) the aggregate Letter of Credit Liabilities exceeds or would exceed the Letter of Credit Facility Amount or (ii) such Bank's Letter of Credit Exposure, together with the aggregate Dollar Equivalent of outstanding principal amount of all Loans of such Bank, exceeds or would exceed such Bank's Percentage of the Aggregate Commitment Amount.

         SECTION 5.2. AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

         SECTION 5.2.1. DOLLAR LETTERS OF CREDIT.

                  (a) From time to time while a Letter of Credit is outstanding and prior to the Facility Termination Date, the Issuing Bank will, upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least ten (10) Business Days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Dollar Letter of Credit issued by it. Each such request for amendment of a Dollar Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in such form as the Issuing Bank shall require and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may require. The Issuing Bank shall be under no obligation to amend any Dollar Letter of Credit if: (1) the Issuing Bank would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement; or (2) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. No Bank shall be obligated to participate in any amended Dollar Letter of Credit if such Bank would have no obligation at such time to participate in such Letter of Credit in its amended form under the terms of this Agreement if such Letter of Credit were newly issued pursuant to ARTICLE V. The Agent will promptly notify the Banks of the receipt by it of any request to amend a Letter of Credit.

         (b) The Issuing Bank and the Banks agree that, while a Dollar Letter of Credit is outstanding and prior to the Facility Termination Date, at the option of the Company and upon the written request of the Company received by the Issuing Bank (with a copy sent by the Company to the Agent) at least thirty (30) days (or such shorter time as the Issuing Bank may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Issuing Bank shall be entitled to authorize the automatic renewal of any Dollar Letter of Credit issued by it. Each such request for renewal of a Dollar Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in such form as the Issuing Bank shall require, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the Letter of Credit; and (iv) such other makers as the Issuing Bank may require. The Issuing Bank shall be under no obligation so to renew any Dollar Letter of Credit if: (1) the Issuing Bank would have no obligation at such time to issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; or (2) the beneficiary of any such Letter of Credit does not accept the proposed renewal of such Letter of Credit. No Bank shall be obligated to participate in any renewal of any Dollar Letter of Credit if such Bank would have no obligation at such time to participate in such Letter of Credit in its renewed form under the terms of this Agreement if such Letter of Credit were newly issued pursuant to this ARTICLE V. If any outstanding Dollar Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Issuing Bank that such Letter of Credit shall not be renewed, and if at the time of renewal the Issuing Bank would be entitled to authorize the automatic renewal of such Letter of Credit in accordance with this PARAGRAPH (B) upon the request of the Company but the Issuing Bank shall not have received any required amendment or renewal application from the Company with respect to such renewal or other written direction by the Company with respect thereto, the Issuing Bank shall nonetheless be permitted to allow such Letter of Credit to renew, and the Company and the Banks hereby authorize such renewal, and, accordingly, the Issuing Bank shall be deemed to have received a duly completed request from the Company requesting such renewal.

         (c) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any Dollar Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Facility Termination Date.

         (d) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its delivery of a Dollar Letter of Credit, or amendment to or renewal of a Dollar Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of such Letter of Credit.

         SECTION 5.2.2. ALTERNATIVE CURRENCY LETTERS OF CREDIT.

         (a) Alternative Currency Letters of Credit shall be amended and/or renewed in accordance with and subject to the policies and procedures of the foreign branch, international banking facility or foreign Related Party that issued such Letter of Credit. In addition, the Issuing Bank shall be under no obligation to amend or renew any Alternative Currency Letter of Credit if: (1) it would have no obligation at such time to issue or amend such Letter of Credit in its amended or renewed form under the terms of this Agreement; or (2) the beneficiary of any such Letter of Credit does not accept the proposed amendment to or renewal of the Letter of Credit. No Bank shall be obligated to participate in any amended or renewed Alternative Currency Letter of Credit if such Bank would have no obligation at such time to participate in such Letter of Credit in its amended or renewed form under the terms of this Agreement if such Letter of Credit were newly issued pursuant to ARTICLE V. The Agent will promptly notify the Banks of the receipt by it of any request to amend or renew a Letter of Credit.

         (b) The Issuing Bank may, at its election (or as required by the Agent at the direction of the Required Banks), deliver any notices of termination or other communications to any Alternative Currency Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Facility Termination Date.

         (c) The Issuing Bank will also deliver to the Agent, concurrently or promptly following its receipt of a copy of any Alternative Currency Letter of Credit, or amendment to or renewal thereof, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of such Letter of Credit.

         SECTION 5.3. LETTER OF CREDIT PROVISIONS. Each Letter of Credit shall, by its terms:

                  (a) be stated to expire on a date (its "EXPIRY DATE") which is not later than the earlier of (1) one year from its date of issuance and (2) sixty (60) Business Days prior to the Facility Termination Date; and

                  (b) on or prior to its Expiry Date: (1) terminate immediately upon notice to the Agent or Issuing Bank from the beneficiary thereunder that all obligations covered thereby have been terminated, paid, or otherwise satisfied in full; and (2) reduce in part immediately and to the extent the beneficiary thereunder has notified the Agent or Issuing Bank that the obligations covered thereby have been paid or otherwise satisfied in part.

         SECTION 5.4. ISSUING BANK'S EXPENSES. The Company agrees to pay to the Issuing Bank all administrative expenses of the Issuing Bank (including any applicable foreign branch, international banking facility or foreign Related Party) in connection with the issuance, amendment, maintenance, modification (if any) and administration of each Letter of Credit, in accordance with the Issuing Bank's published fees as in effect from time to time, upon demand from time to time.

         SECTION 5.5. BANKS' PURCHASE OF PARTICIPATION IN LETTERS OF CREDIT.

         (a) Each Letter of Credit issued pursuant to this ARTICLE V shall, effective upon its issuance and without further action, be issued on behalf of all Banks (including the Issuing Bank) PRO RATA according to their respective Percentages. Simultaneously with the issuance by the Issuing Bank of any Letter of Credit, each Bank (other than the Issuing Bank) shall be deemed to have irrevocably and unconditionally purchased and received from the Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit, including, without limitation, all obligations of the Company with respect thereto and any security therefor or guarantees pertaining thereto, in an amount equal to such Bank's Percentage of the amount of such Letter of Credit, and shall be responsible to reimburse the Issuing Bank promptly for any Reimbursement Obligations which have not been reimbursed in accordance with
SECTION 5.7, or which have been reimbursed but must be returned, restored or disgorged by the Issuing Bank for any reason. In the event that the Issuing Bank shall not be reimbursed, or if for any reason Loans shall not be made to fund any Reimbursement Obligation, all as provided in SECTION 5.7, and in an amount equal to the amount of any drawing honored by the Issuing Bank under a Letter of Credit, or in the event the Issuing Bank must for any reason return or disgorge such reimbursement, the Issuing Bank shall promptly notify the Agent (which shall promptly notify each other Bank) of the unreimbursed amount of such drawing and of such Bank's respective participation therein. Each Bank shall make available to the Agent, for the account of the Issuing Bank, whether or not any Unmatured Event of Default or Event of Default shall have occurred and be continuing, an amount equal to its respective Percentage of such Reimbursement Obligation in same day or immediately available funds at the office of the Agent not later than 12:00 o'clock noon, Chicago, Illinois time, on the Business Day after the date notified by the Agent or the Issuing Bank. The obligation of each Bank (other than the Issuing Bank) to provide the Agent with such Bank's Percentage of the amount of any payment or disbursement made by the Issuing Bank under any outstanding Letter of Credit shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which such Bank may have or have had against a beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any other Bank or any other Person, whether in connection with this Agreement, the Application, any Letter of Credit, the transactions contemplated herein or any unrelated transactions, including, without limitation, (1) any defense based on the failure of the demand for payment under such Letter of Credit to conform to the terms of such Letter of Credit, (2) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, (3) the legality, validity, regularity or enforceability of this Agreement or such Letter of Credit, (4) the identity of the transferee of such Letter of Credit or the sufficiency of any transfer if such Letter of Credit is transferable, (5) any failure of the Agent or the Issuing Bank to provide timely notice to the Bank of any drawing under any Letter of Credit or (6) the occurrence or continuance of any Event of Default or Unmatured Event of Default. In the event that any Bank fails to make available to the Issuing Bank the amount of such Bank's Percentage of such Reimbursement Obligation as provided herein, the Issuing Bank shall be entitled to recover such amount from such Bank on demand together with interest at the daily average Federal Funds Rate for three Business Days (together with such other compensatory amounts as may be required to be paid by such Bank to the Agent pursuant to the Rules for Interbank Compensation of the Council on International Banking or the Clearinghouse Compensation Committee, as the case may be, as in effect from time to time) and thereafter at the rate of interest from time to time applicable to Base Rate Loans. Notwithstanding the foregoing, nothing in this Section shall be deemed to prejudice the right of any Bank to recover from the Issuing Bank any amounts made available by such Bank to the Issuing Bank pursuant to this Section in the event of a final determination by a court of competent jurisdiction that the payment with respect to a Letter of Credit by the Issuing Bank in respect of which payment was made by such Bank constituted gross negligence or wilful misconduct on the part of the Issuing Bank. The Issuing Bank shall distribute to each other Bank which has paid all amounts payable by it under this Section with respect to any Letter of Credit, such other Bank's Percentage of all payments received by the Issuing Bank in reimbursement of drawings honored by the Issuing Bank under such Letter of Credit when such payments are received. If any Bank shall fail to pay the amount of its participation in a Letter of Credit drawing on the date such amount is due in accordance with this Section, the Issuing Bank shall be deemed to have advanced funds in such amount on behalf of such other Bank. Each such advance shall be secured by such other Bank's participation interest herein, and the Issuing Bank shall be subrogated to such other Bank's rights hereunder in respect thereof. At the option of the Issuing Bank, such advance may be repaid by the Agent's turning over to the Issuing Bank, for application by the Issuing Bank to amounts owed to the Issuing Bank by such other Bank, of any payment received by the Agent or the Issuing Bank which such other Bank is otherwise entitled to receive under this Agreement. Any amount not paid by such other Bank to the Issuing Bank hereunder shall bear interest for each day from the day such payment was due until such payment shall be paid in full at a rate per annum equal to the daily average Federal Funds Rate for three Business Days and thereafter at the rate of interest from time to time applicable to Base Rate Loans. The obligations of each Bank under this Section shall continue until the last to occur of (a) the Letter of Credit Commitment Termination Date and (b) the date the Letter of Credit Liabilities have been reduced to zero.

         SECTION 5.6. DISBURSEMENTS. The Issuing Bank will notify the Company and the Agent promptly of the presentment for payment of any Letter of Credit, together with notice of the date (a "DISBURSEMENT DATE") such payment shall be made. Subject to the terms and provisions of such Letter of Credit, the Issuing Bank shall make such payment to the beneficiary (or its designee) of such Letter of Credit.

         SECTION 5.7. REIMBURSEMENT OF DRAWINGS UNDER LETTERS OF CREDIT.

         (a) The Company irrevocably agrees to reimburse the Issuing Bank prior to 12:00 noon, Chicago, Illinois time, on the Disbursement Date with respect to each Letter of Credit for each payment made by the Issuing Bank under or pursuant to each such Letter of Credit. To the extent the Issuing Bank is not so reimbursed by the Company in accordance with this Section, the Company's obligation (its "REIMBURSEMENT OBLIGATION") shall accrue interest until paid at the Default Rate applicable to Base Rate Loans, such interest to be payable on demand.

         (b) The Company's Reimbursement Obligation shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, protest, counterclaim or defense to payment which the Company or any of its Subsidiaries may have or have had against the Issuing Bank or any other Person (other than any defense based on the failure of the demand for payment under such Letter of Credit and the documents presented in connection therewith to substantially conform to the terms of such Letter of Credit), including any draft, demand or certificate or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient, the legality, validity, regularity or enforceability of such Letter of Credit, or the identity of the transferee of such Letter of Credit or the sufficiency of any transfer if such Letter of Credit is transferable. The Company assumes all risks of the acts or omissions of the user of any Letters of Credit and all risks of the misuse of a Letter of Credit. Neither the Issuing Bank nor any of its correspondents, nor the Agent or any other Bank, shall be responsible: (1) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document specified in an Application even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (2) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any of the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (3) for failure of any draft to bear any reference or adequate reference to any Letter of Credit, or failure of anyone to note the amount of any disbursement on the reverse of any Letter of Credit or to surrender or to take up any Letter of Credit or to send forward any such document apart from drafts as required by the terms of any Letter of Credit, each of which provisions, if contained in the Letter of Credit itself, it is agreed, may be waived by the Issuing Bank; (4) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (5) for any error, neglect, default, suspension or insolvency of any correspondents of the Issuing Bank; (6) for errors in translation or for errors in interpretation of technical terms; (7) for any loss or delay, in the transmission or otherwise, of any such document or draft or of proceeds thereof; (8) for the misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (9) for any consequences arising from causes beyond the control of the Agent, the Issuing Bank and the other Banks, including, without limitation, any act or omission, rightful or wrongful, of any present or future de jure or de facto government or governmental authority; or (10) for any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that Company shall have a claim against the Issuing

Bank, and the Issuing Bank shall be liable to the Company to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Company which the Company proves were caused by the Issuing Bank's wilful misconduct or gross negligence. None of the above shall affect, impair or prevent the vesting of any of the rights or powers of the Issuing Bank, the Agent or any of the other Banks. The Issuing Bank shall have the right to transmit the terms of any Letter of Credit in English without translating them.

         (c) In the event the Issuing Bank is not reimbursed by the Company on the Disbursement Date, or if the Issuing Bank must for any reason return or disgorge such reimbursement, the Banks (including Issuing Bank) shall, on the terms and subject to the conditions of this Agreement, fund the Reimbursement Obligation therefor by making, on the next Business Day, Loans which are Base Rate Loans as provided in SECTION 2.1.1 (the Company being deemed to have given a timely request therefor for such amount); PROVIDED, HOWEVER, for the purpose of determining the availability of the Commitments to make Loans immediately prior to giving effect to the application of the proceeds of such Loans, such Reimbursement Obligation shall be deemed not to be outstanding at such time.

         SECTION 5.8. DEEMED DISBURSEMENTS. Upon the occurrence and during the continuation of any Event of Default or the occurrence of the Commitment Termination Date, an amount equal to that portion of Letter of Credit Liabilities attributable to outstanding and undrawn Letters of Credit shall, at the election of the Issuing Bank, and without demand upon or notice to the Company, be deemed to have been paid or disbursed by the Issuing Bank under such Letters of Credit (notwithstanding that such amount may not in fact have been so paid or disbursed), and, upon notification by the Issuing Bank to the Agent and the Company of its obligations under this Section, the Company shall be immediately obligated to reimburse the Issuing Bank the amount deemed to have been so paid or disbursed by such Issuer. Any amounts so received by the Issuing Bank from the Company pursuant to this Section shall be delivered by the Issuing Bank to the Agent and held as collateral security (a) first, for the repayment of the Company's obligations in connection with the Letters of Credit and (b) second, for all other Liabilities of the Company. At any time when such Letters of Credit shall terminate and all obligations of the Issuing Bank in respect of Letters of Credit are either terminated or paid or reimbursed in full, the Liabilities of the Company under this Section shall be reduced accordingly (subject, however, to reinstatement in the event any payment in respect of such Letters of Credit is recovered in any manner from the Issuing Bank). Provided no Unmatured Event of Default or Event of Default then exists, the Issuing Bank or the Agent, as the case may be, will return to the

Company the excess, if any, of (a) the aggregate amount deposited by Borrower with the Issuing Bank and/or the Agent and not theretofore applied by the Issuing Bank to any Reimbursement Obligation OVER (b) the aggregate amount of all Reimbursement Obligations to the Issuing Bank pursuant to this Section, as so adjusted. At such time when all Unmatured Events of Default and Events of Default shall have been cured or waived, the Issuing Bank shall return to the Company all amounts then on deposit with the Issuing Bank pursuant to this Section.

         SECTION 5.9. INCREASED COSTS; INDEMNITY. If by reason of

                  (a) any change in any applicable Requirement of Law, any change in the interpretation or application thereof by any judicial or Governmental Authority, or

                  (b) compliance by any Bank (including the Issuing Bank) with any direction, request or requirement (whether or not having the force of law) of any governmental or monetary authority, including Regulation D of the Federal Reserve Board:

                           (1) any Bank (including the Issuing Bank) shall be
                  subject to any tax (other than taxes on net income and franchises), levy, charge or withholding of any nature or to any variation thereof or to any penalty with respect to the maintenance or fulfillment of its obligations under this
                  ARTICLE V, whether directly or by such being imposed on or suffered by such Bank;

                           (2) any reserve, deposit or similar requirement is or
                  shall be applicable, imposed or modified in respect of any Letters of Credit issued by the Issuing Bank or participation therein purchased by any Bank; or

                           (3) there shall be imposed on the Issuing Bank or any
                  Bank any other condition regarding this ARTICLE V, any Letter of Credit or any participation therein;

and the result of the foregoing is directly or indirectly to increase the cost to the Issuing Bank or such Bank of issuing, making or maintaining any Letter of Credit or of purchasing or maintaining any participation therein, or to reduce any amount receivable in respect thereof by the Issuing Bank or such Bank, then and in any such case the Issuing Bank or such Bank may, at any time after the additional cost is incurred or the amount received is reduced, notify the Company thereof, and the Company shall pay on demand such amounts as the Issuing Bank or Bank may specify to be necessary to compensate the Issuing Bank or such Bank for such additional cost or reduced receipt, together with interest on such amount from the date demanded until payment in full thereof at a rate equal at all times to the rate of interest applicable to Base Rate Loans. The determination by the Issuing Bank or Bank, as the case may be, of any amount due pursuant to this Section, as set forth in a statement setting forth the calculation thereof in reasonable detail, shall, in the absence of manifest error, be final and conclusive and binding on all of the parties hereto. In addition to amounts payable as elsewhere provided in this ARTICLE V, the Company hereby agrees to protect, indemnify, pay and save the Issuing Bank harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable Attorney's Fees) which the Issuing Bank may incur or be subject to as a consequence, direct or indirect, of

                  (c) the issuance of the Letters of Credit, other than as a result of the gross negligence or wilful misconduct of the Issuing Bank as determined by a court of competent jurisdiction, or

                  (d) the failure of the Issuing Bank to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority.

         The obligations of the Company under this SECTION 5.9 shall survive termination of this Agreement and payment of all other Liabilities.

                                   ARTICLE VI

            ADDITIONAL PROVISIONS RELATING TO IBOR RATE LOANS; TAXES;
             YIELD PROTECTION; INDEMNIFICATION; SHARING OF PAYMENTS

         SECTION 6.1. TAXES. Any and all payments by the Company to the Agent or any Bank under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Company shall pay all Other Taxes.

         SECTION 6.1.1. REQUIRED PAYMENTS BY THE COMPANY. If the Company shall be required by law to deduct or withhold from any payment due under this Agreement or any other Loan Document, any Taxes, Other Taxes or Further Taxes from or in respect of any sum payable hereunder to the Agent or any Bank, then:

                  (a) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Bank or the Agent, as the case may be, receives and retains an amount equal to the sum it would have received and retained had no such deductions or withholdings been made;

                  (b) the Company shall make such deductions and withholdings;

                  (c) the Company shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                  (d) the Company shall also pay to each Bank, or the Agent for the account of each Bank, at the time interest is paid, Further Taxes in the amount that the respective Bank specifies as necessary to preserve the after-tax yield the Bank would have received if such Taxes, Other Taxes or Further Taxes had not been imposed.

         SECTION 6.1.2. COMPANY TO INDEMNIFY. The Company agrees to indemnify and hold harmless the Agent and each Bank for full amount of (a) Taxes, (b) Other Taxes, and (c) Further Taxes in the amount that the Agent or such Bank specifies as necessary to preserve the after-tax yield it would have received if such Taxes, Other Taxes or Further Taxes had not been imposed, and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes, Other Taxes or Further Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Agent or the affected Bank makes written demand therefor.

         SECTION 6.1.3. REPAYMENT BY BANKS; PROTEST BY THE COMPANY. If a Bank receives a refund in respect of any Taxes, Other Taxes or Further Taxes as to which it has been indemnified by the Company or with respect to which the Company (or any Person acting on behalf of the Company) has paid additional amounts pursuant to SECTION 6.1, it shall promptly repay such refund (but only to the extent on the indemnity payments made, or additional amounts paid, by or on behalf of the Company under SECTION 6.1 with respect to Taxes, Other Taxes and Future Taxes giving rise to such refund). To the extent the Company protests the correctness or legality of any Taxes, Other Taxes or Further Taxes as to which the Company has indemnified a Bank, such Bank agrees to cooperate fully with the Company in connection with such protest, provided the Company indemnifies such Bank for its costs and expenses incurred in connection with such cooperation.

         SECTION 6.1.4. COMPANY TO FURNISH RECEIPT. Within 30 days after the date of any payment by the Company of Taxes, Other Taxes or Further Taxes, the Company shall furnish to each Bank or the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent or such Bank.

         SECTION 6.1.5. WITHHOLDING TAX. (a) If any Bank is a "foreign corporation, partnership or trust" within the meaning of the Code and such Bank claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Bank agrees with and in favor of the Agent, to deliver to the Agent and the Company:

                           (1) if such Bank claims an exemption from, or a
                  reduction of, withholding tax under a United States tax treaty, two properly completed and executed copies of IRS Form 1001 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                           (2) if such Bank claims that interest paid under this
                  Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Bank, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Bank and in each succeeding taxable year of such Bank during which interest may be paid under this Agreement; and

                           (3) such other form or forms as may be required under
                  the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Bank agrees to promptly notify the Agent and the Company of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                (b) If any Bank claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Liabilities of the Company to such Bank, such Bank agrees to notify the Agent and the Company of the percentage amount in which it is no longer the beneficial owner of Liabilities of the Company to such Bank. To the extent of such percentage amount, the Agent and the Company will treat such Bank's IRS Form 1001 as no longer valid.

                (c) If any Bank claiming exemption from United States withholding tax by filing IRS Form 4224 with the Agent and Bank sells, assigns, grants a participation in, or otherwise transfers all or part of the Liabilities of the Company to such Bank, such Bank agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                (d) If any Bank is entitled to a reduction in the applicable withholding tax, the Agent and the may withhold from any interest payment to such Bank an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent and Company then the Agent and Company may withhold from any interest payment to such Bank not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction, notwithstanding the first sentence of.

                (e) If any Governmental Authority of the United States or other jurisdiction asserts a claim that the Agent or the Company did not properly withhold tax from amounts paid to or for the account of any Bank (because the appropriate form was not delivered or was not properly executed, or because such Bank failed to notify the Agent and the Company of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Bank shall indemnify the Agent and the Company fully for all amounts paid, directly or indirectly, by the Agent or the Company as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent or the Company under this Section, together with all costs and expenses (including reasonable Attorney's Fees). The obligation of the Banks under this subsection shall survive termination of this Agreement, the payment of all other Liabilities and the resignation or replacement of the Agent.

        SECTION 6.2. ILLEGALITY. (a) If any Bank determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Bank or its applicable Lending Office to make IBOR Rate Loans (or to make Loans denominated in a particular Alternative Currency), then, on notice thereof by such Bank through the Agent, any obligation of the Banks to make IBOR Rate Loans, or IBOR Rate Loans in such Alternative Currency, as applicable, shall be suspended until the affected Bank notifies the Agent and the Company that the circumstances giving rise to such determination no longer exist, and all Loans which would otherwise be made as IBOR Rate Loans, or IBOR Rate Loans in such Alternative Currency, as applicable, shall be made as Base Rate Loans.

                (b) If a Bank determines that it is unlawful to maintain any IBOR Rate Loan, the Company shall, upon its receipt of notice of such fact and demand from such Bank (with a copy to the Agent), prepay in full such IBOR Rate Loan of that Bank then outstanding, together with interest accrued thereon and amounts required under SECTION 7.5, either on the last day of the Interest Period thereof, if the Bank may lawfully continue to maintain such IBOR Rate Loan to such day, or immediately, if the Bank may not lawfully continue to maintain such IBOR Rate Loan. If the Company is required to so prepay any IBOR Rate Loan, then concurrently with such prepayment, the Company shall borrow from the affected Bank, in the amount of such repayment, a Base Rate Loan.

        SECTION 6.3. INCREASED COSTS AND REDUCTION OF RETURN. If any Bank determines that, due to either (i) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the IBOR Rate) in or in the interpretation of any Requirement of Law or (ii) the compliance by that Bank with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Bank of agreeing to make or making, funding or maintaining any IBOR Rate Loans, then the Company shall be liable for, and shall from time to time, within fifteen
(15) days following receipt of written demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Bank, additional amounts as are sufficient to compensate such Bank for such increased costs.

         SECTION 6.4. BASIS FOR DETERMINING INTEREST RATE INADEQUATE OR UNFAIR. If with respect to any Interest Period applicable to an Offshore Dollar Loan or Alternative Currency Loan:

        (a) deposits in the relevant currency (in the applicable amounts) are not being offered to one or more Banks in the relevant market for such Interest Period, or the Agent otherwise reasonably determines (which determination shall be binding and conclusive on the Company) that by reason of circumstances affecting the interbank eurocurrency market adequate and reasonable means do not exist for ascertaining the IBOR Rate applicable to such Loan;

        (b) Banks having an aggregate Percentage of 35% or more advise the Agent that the IBOR Rate (Reserve Adjusted) as determined by the Agent will not adequately and fairly reflect the cost to such Banks of maintaining or funding such Loans for such Interest Period, or that the making or funding of Offshore Dollar Loans or Alternative Currency Loans, as applicable, has become impracticable as a result of an event occurring after the

Restatement Effective Date which in the opinion of such Banks materially affects such Loans,

THEN the Agent shall promptly notify the other parties thereof and, so long as such circumstances shall continue, (i) no Bank shall be under any obligation to make or convert into an IBOR Rate Loan or the applicable currency and (ii) on the last day of the current Interest Period for each IBOR Rate Loan in such currency, such Loan shall, unless then repaid in full, automatically convert to a Base Rate Loan.

        SECTION 6.5. CAPITAL ADEQUACY. If any Bank shall have determined that
(a) the introduction of any Capital Adequacy Regulation, (b) any change in any Capital Adequacy Regulation, (c) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (d) compliance by the Bank (or its Lending Office) or any corporation controlling the Bank with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by the Bank or any corporation controlling Bank and (taking into consideration such Bank's or such corporation's policies with respect to capital adequacy and such Bank's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitments, Credit Extension(s) or obligations under this Agreement, then, within fifteen (15) days following receipt of written demand from such Bank to the Company through the Agent, the Company shall pay to the Bank, from time to time as specified by the affected Bank, additional amounts sufficient to compensate the affected Bank for such increase.

        SECTION 6.6. FUNDING LOSSES. The Company shall reimburse each Bank and hold each Bank harmless from any loss (excluding loss of profit) or expense which such Bank may sustain or incur as a consequence of:

                  (a) the failure of the Company to make on a timely basis any payment of principal of any IBOR Rate Loan;

                  (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

                  (c) the failure of the Company to make any prepayment in accordance with any notice delivered under SECTION 4.3;

                  (d) the prepayment (including pursuant to SECTIONS 2.2.2, 4.2.1 or 4.2.2) or other payment (including after acceleration thereof) of any IBOR Rate Loan on a day that is not the last day of the relevant Interest Period; or

                  (e) the automatic conversion under SECTION 2.4.2 of any IBOR Rate Loan to a Base Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its IBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. For purposes of calculating amounts payable by the Company to the Banks under this Section and under SECTION 6.3, each IBOR Rate Loan made by a Bank (and each related reserve, special deposit or similar requirement) shall be conclusively deemed to have been funded at the IBOR Rate used in determining the IBOR Rate for such IBOR Rate Loan by a matching deposit or other borrowing in the interbank eurocurrency market for a comparable amount and for a comparable period, and in the relevant currency, whether or not such IBOR Rate Loan is in fact so funded.

        SECTION 6.7. INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the IBOR Rate for any requested Interest Period with respect to a proposed borrowing, continuation or conversion of IBOR Rate Loans, or that the IBOR Rate applicable for any requested Interest Period with respect to a proposed borrowing, continuation or conversion of IBOR Rate Loans does not adequately and fairly reflect the cost to the Banks of funding or maintaining such Loans, the Agent will promptly so notify the Company and each Bank. Thereafter, the obligation of the Banks to make or maintain IBOR Rate Loans hereunder shall be suspended until the Agent upon the instruction of the Required Banks revokes such notice in writing. Upon receipt of such notice from the Agent, the Company may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such Notice, the Banks shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of IBOR Rate Loans.

        SECTION 6.8. MITIGATION OF CIRCUMSTANCES; REPLACEMENT OF AFFECTED BANK.
(a) Each Bank shall promptly notify the Company and the Agent of any event of which it has knowledge which will result in, and will use reasonable commercial efforts available to it (and not, in such Bank's sole judgment, otherwise disadvantageous to such Bank) to mitigate or avoid, (i) any obligation by the Company to pay any amount pursuant to SECTION 6.1 or 6.3 or (ii) the occurrence of any circumstances of the nature described in SECTION 6.2 or 6.4 (and, if any Bank has given notice of any such event described in CLAUSE (i) or (ii) above and thereafter such event ceases to exist, such Bank shall promptly so notify the Company and the Agent). Without limiting the foregoing, each Bank will designate a different funding office if such designation will avoid (or reduce the cost to the Company of) any event described in CLAUSE (i) or (ii) of the preceding sentence and such designation will not, in such Bank's sole judgment, be otherwise disadvantageous to such Bank.

                (b) At any time any Bank is an Affected Bank, the Company may replace such Affected Bank as a party to this Agreement with one or more other bank(s) or financial institution(s) reasonably satisfactory to the Agent, such bank(s) or financial institution(s) to have a Commitment, Commitments, or Credit Extension(s), as the case may be, in such amounts as shall be reasonably satisfactory to the Agent (and upon notice from the Company such Affected Bank shall assign, without recourse or warranty, its Commitment, its Loans, its Note and all of its other rights and obligations hereunder to such replacement bank(s) or other financial institution(s) for a purchase price equal to the sum of the principal amount of the Loans so assigned, all accrued and unpaid interest thereon, its ratable share of all accrued and unpaid non-use fees, any amounts payable under SECTION 6.6 and all other obligations owed to such Affected Bank hereunder).

        SECTION 6.9. SHARING OF PAYMENTS, ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Credit Extensions made by it or Liabilities owed to it, any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participation in the Credit Extensions made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participation purchased under this Section and will in each case notify the Bank following any such purchases or repayments. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a setoff to which this Section applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the other Banks entitled under this Section to share in the benefits of any recovery on such secured claim.

        SECTION 6.10. CERTIFICATES OF BANKS. Any Bank claiming reimbursement or compensation under this ARTICLE VI shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to the Bank hereunder and such certificate shall be conclusive and binding on the Company in the absence of demonstrable error.

         SECTION 6.11. SURVIVAL. The agreements and obligations of the Company in this ARTICLE VI shall survive termination of this Agreement and the payment of all other Liabilities.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

         To induce each Bank to make Credit Extensions to the Company under this Agreement, the Company makes the following representations and warranties, all of which shall be true and correct as of the Restatement Effective Date and shall survive the execution of this Agreement and the Restatement Effective Date.

         SECTION 7.1. ORGANIZATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois; each Material Subsidiary is a corporation duly organized, validly existing and in good standing under the jurisdiction of its incorporation; and the Company and each Material Subsidiary is duly qualified to do business in each jurisdiction where the nature of its business makes such qualification necessary and has full power and authority to own its property and conduct its business as presently conducted by it.

         SECTION 7.2. AUTHORIZATION. The execution and delivery by the Company of this Agreement and each other Loan Document to which it is a party, the borrowings hereunder and the requesting of Letters of Credit, the execution and delivery by each other Obligor of each Loan Document to which it is a party and the performance by each of the Company and each other Obligor of its obligations under each Loan Document to which it is a party are within the corporate powers of the Company and each other Obligor have been duly authorized by all necessary corporate action on the part of the Company and each other Obligor (including any necessary shareholder action), have received all necessary governmental approval (if any shall be required), and do not and will not (a) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Company or any other Obligor (b) contravene or conflict with, or result in a breach of, any provision of the charter, by-laws or other organizational documents of the Company or any other Obligor or of any agreement, indenture, instrument or other document which is binding on the Company, any other Obligor or any other Material Subsidiary or
(c) result in, or require, the creation or imposition of any Lien on any property of the Company, any other Obligor or any other Material Subsidiary (other than Liens arising under the Loan Documents).

         SECTION 7.3. FINANCIAL INFORMATION. The audited consolidated financial statements of the Company and its Subsidiaries as of December 31, 1998, and the unaudited consolidated financial statements of the Company and its Subsidiaries as of June 30, 1999, copies of which have been delivered to each Bank, have been prepared in accordance with generally accepted accounting principles and present fairly the consolidated financial condition of the Company and its Subsidiaries taken as a whole as at such date and the results of their operations for the period then ended.

         SECTION 7.4. NO MATERIAL ADVERSE CHANGE. Since the date of the audited consolidated financial statements described in SECTION 7.3, there has been no material adverse change in the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole.

         SECTION 7.5. LITIGATION AND CONTINGENT LIABILITIES. No litigation (including, without limitation, derivative actions), arbitration proceeding or governmental proceeding is pending or, to the Company's knowledge, threatened against the Company or any Material Subsidiary which would materially and adversely affect the financial condition, operations, assets, business, properties or prospects of the Company and its Subsidiaries taken as a whole, except as set forth in ITEM 7.5 of the Disclosure Schedule. Other than any liability incident to such litigation or proceedings, neither the Company nor any Material Subsidiary has any material contingent liabilities not provided for or disclosed in the financial statements referred to in SECTION 7.3 or listed in
ITEM 7.5 of the Disclosure Schedule.

         SECTION 7.6. OWNERSHIP OF PROPERTIES; LIENS. Each of the Company and each Material Subsidiary owns good and marketable



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

title to all of its properties and assets, real and personal, tangible and intangible, of any nature whatsoever (including patents, trademarks, trade names, service marks and copyrights), free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to SECTION 8.14.

         SECTION 7.7. SUBSIDIARIES. The Company has no Subsidiaries except those listed in ITEM 7.7 of the Disclosure Schedule. All of the Company's Material Subsidiaries are identified as such in ITEM 7.7 of the Disclosure Schedule.

         SECTION 7.8. PENSION AND WELFARE PLANS. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement or the making of any Loan hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a lien under Section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty. The Company has no contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of subtitle B of title I of ERISA.

         SECTION 7.9. INVESTMENT COMPANY ACT. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 7.10. PUBLIC UTILITY HOLDING COMPANY ACT. Neither the Company nor any Subsidiary is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 7.11. REGULATION U. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

         SECTION 7.12. TAXES. Each of the Company and each Material Subsidiary has filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in



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

accordance with generally accepted accounting principles shall have been set aside on its books.

         SECTION 7.13. INFORMATION. All information heretofore or contemporaneously herewith furnished by the Company or any Subsidiary to any Bank for purposes of or in connection with this Agreement and the transactions contemplated hereby (including, without limitation, all information set forth in the Form 10) is, and all information hereafter furnished by or on behalf of the Company or any Subsidiary to any Bank pursuant hereto or in connection herewith will be, true and accurate in every material respect on the date as of which such information is dated or certified, and none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading (it being understood that neither the Company nor any Subsidiary warrants the accuracy of any projections provided to the Agent or any Bank pursuant hereto or in connection herewith, but the Company warrants that all such projections have been or will be prepared in good faith and have represented or will represent the Company's or the applicable Subsidiary's best estimate of the anticipated financial condition and results of operations for the period(s) in question based upon assumptions which the Company or such Subsidiary believes (at the time of preparation) to be reasonable).

         SECTION 7.14. YEAR 2000 COMPLIANCE. On the basis of a comprehensive review and assessment of the Company's systems and equipment, and inquiry made of the Company's material suppliers, vendors and customers, the Company reasonably believes that the "Year 2000 Problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, would not be reasonably expected to constitute or result in a Material Adverse Occurrence.

                                  ARTICLE VIII

                                COMPANY COVENANTS

         From the Restatement Effective Date and thereafter until the Commitments are terminated and all Liabilities are indefeasibly paid in full in cash, and performed in full, the Company agrees that, unless the Required Banks, or the Agent acting with the consent and on behalf of the Required Banks, shall otherwise consent in writing, it will comply with and perform its obligations under the provisions of this ARTICLE VIII.

         SECTION 8.1. FINANCIAL STATEMENTS AND OTHER REPORTS. The Company will furnish or cause to be furnished to each Bank:

         SECTION 8.1.1. FINANCIAL REPORTS:

         (a) ANNUAL AUDIT REPORT. Promptly when available and in any event within ninety (90) days after the close of each Fiscal Year, a copy of an annual audit report of the Company and its Subsidiaries prepared on a consolidated basis and in conformity with GAAP and certified without qualification as to going concern or scope by an independent certified public accountant of recognized national standing;

         (b) QUARTERLY FINANCIALS. Promptly when available and in any event within 45 days after the end of each Fiscal Quarter (except the last quarter) of each Fiscal Year, consolidated balance sheets of the Company and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow for such Fiscal Quarter and for the period beginning with the first day of such Fiscal Year and ending on the last day of such Fiscal Quarter, prepared in conformity with GAAP and signed by the Company's chief financial Authorized Person, it being understood that in lieu of the foregoing the Company may deliver to the Banks' its report to the SEC on Form 10-Q for such quarter;

         (c) COMPLIANCE CERTIFICATE. Contemporaneously with the furnishing of a copy of each annual audit report pursuant to PARAGRAPH (A) and of each set of quarterly statements pursuant to PARAGRAPH (B) of this Section, duly completed certificate in the form of EXHIBIT H ("COMPLIANCE CERTIFICATE"), with appropriate insertions, dated the date of such annual report or such quarterly statements and signed by the Company's chief financial Authorized Person, containing a computation of each of the financial ratios and restrictions set forth in this ARTICLE VIII and to the effect that such officer has not become aware of any Event of Default or Unmatured Event of Default that has occurred and is continuing or, if there is any such event, describing it and the steps, if any, being taken to cure it;

         (d) MANAGEMENT LETTERS. Promptly upon the request of the Agent or any Bank, copies of all detailed financial and management reports submitted to the Company by independent auditors in connection with each annual or interim audit made by such auditors of the books of the Company.

         (e) PROJECTIONS. As soon as practicable and in any event within 60 days after the commencement of each Fiscal Year, a budget on a consolidated basis for such Fiscal Year



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

as customarily prepared by the Company, including, without limitation, statements of income, cash flow and a balance sheet of the Company and statements of income by division as customarily prepared by the management of the Company for internal reporting purposes as of the date hereof.

         SECTION 8.1.2. OTHER REPORTS AND INFORMATION:

         (a) SEC REPORTS. Promptly upon the filing or sending thereof, a copy of any annual, periodic or special report or registration statement (inclusive of exhibits thereto) filed with the SEC or any securities exchange and any report, proxy statement or other communication to the Company's public shareholders;

         (b) NOTICES. Immediately upon becoming aware of any of the following, written notice describing the same and the steps being taken by the Company or the Subsidiary affected thereby with respect thereto:

                           (1) DEFAULT. The occurrence of an Event of Default or
                  Unmatured Event of Default;

                           (2) LITIGATION, ETC. Any litigation, arbitration or
                  governmental investigation or proceeding not previously disclosed by the Company to the Banks which has been instituted or, to the knowledge of the Company, is threatened against the Company or any Subsidiary or to which any of the properties of any thereof is subject which, if adversely determined, might materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Company and its Material Subsidiaries, taken as a whole, or might materially impair the ability of the Company or any Material Subsidiary to perform its obligations under any Loan Document; or any material adverse development (including, without limitation any settlement) in any litigation, arbitration or governmental investigation or proceeding listed in ITEM 7.5 of the Disclosure Schedule or disclosed pursuant to this CLAUSE (B);

                           (3) PENSION PLANS AND WELFARE PLANS. The institution
                  of any steps by the Company, any of its Subsidiaries or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a lien under Section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which could result in the requirement that the Company furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which could result in the incurrence by the Company of any material liability, fine or penalty, or any material increase in the contingent liability of the Company with respect to any post-retirement Welfare Plan benefit;

                           (4) CHANGE OF NAME OR STATUS. Any change in the name
                  or address of the Company or any of its Material Subsidiaries.

                  (c) OTHER REPORTS. From time to time such other information concerning the Company and its Material Subsidiaries as any Bank or the Agent may reasonably request.

         SECTION 8.2. EXISTENCE. Except for any merger, consolidation or similar transaction permitted under SECTION 8.11, the Company will maintain and preserve, and cause each Material Subsidiary to maintain and preserve, (a) its existence and good standing in the jurisdiction of its incorporation and (b) its qualification and good standing as a foreign corporation in each jurisdiction where the nature of its business makes such qualification necessary (except in those instances in which the failure to be qualified or in good standing does not materially adversely affect the financial condition, operations, assets, business, properties or prospects of the Company and its Material Subsidiaries, taken as a whole).

         SECTION 8.3. CONDUCT OF BUSINESS. Not, and not permit any Material Subsidiary to, engage in any business other than the businesses engaged in by the Company and its Material Subsidiaries on the date hereof and businesses similar or related thereto.

         SECTION 8.4. BOOKS, RECORDS AND ACCESS. The Company will keep, and cause each Material Subsidiary to keep, its books and records reflecting all of its business affairs and transactions in accordance with sound business practices sufficient to allow the preparation of financial statements in accordance with GAAP (except for variations from such principles which (a) do not affect the comparability of such materials with financial information previously provided to the Banks, (b) do not influence calculations required under this ARTICLE VIII other than in a manner which is clearly de minimis and
(c) as to which the Required Banks have consented in writing (which consent will not be unreasonably withheld)); and permit, and cause each Material Subsidiary to permit, any Bank or the Agent or any representative thereof to visit any or all of its offices, to discuss its financial matters with its officers and its




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

independent auditors (and the Company hereby authorizes such independent auditors to discuss such financial matters with any Bank or the Agent or any representative thereof whether or not any representative of the Company or any Material Subsidiary is present, provided that so long as no Event of Default or Unmatured Event of Default exists, such Bank or the Agent, as the case may be, will give the Company prior written notice of, and permit representatives of the Company to participate in, any such discussions), and to examine (and, at the expense of the Company or the applicable Material Subsidiary, photocopy extracts from) any of its books or other corporate records. The Company shall pay any reasonable fees of such auditors incurred in connection with any reasonable exercise of the rights of the Agent and the Banks pursuant to this Section.

         SECTION 8.5. INSURANCE. The Company will maintain, and cause each Material Subsidiary to maintain, such insurance as may be required by any law or governmental regulation or court decree or order applicable to it and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

         SECTION 8.6. TAXES. The Company will pay, and cause each Material Subsidiary to pay, prior to delinquency, all Taxes and other governmental charges against it or any of its property, as well as claims of any kind which, if unpaid, might become a Lien on any of its property; PROVIDED, HOWEVER, that the foregoing shall not require the Company or any Material Subsidiary to pay any such Tax or charge so long as it shall contest the validity thereof in good faith by appropriate proceedings and shall set aside on its books adequate reserves with respect thereto in accordance with GAAP.

         SECTION 8.7. COMPLIANCE. The Company will comply, and cause each of its Material Subsidiaries to comply, with all statutes, judicial or administrative orders, licenses, permits, and governmental rules and regulations applicable to it, except for any noncompliance the existence of which does not constitute and would not be reasonably expected to constitute or result in a Material Adverse Occurrence.

         SECTION 8.8. USE OF PROCEEDS. The Company will use the proceeds of the Credit Extensions solely (a) to finance the working capital and capital expenditure requirements of the Company and for other valid corporate purposes (including stock repurchases and acquisitions and Investments permitted hereunder) and (b) to make loans to Subsidiaries which will use the proceeds thereof for general corporate purposes (including stock repurchases, acquisitions and Investments permitted hereunder); and not use or permit any proceeds of any Loan to be used, either directly or indirectly, for the purpose, whether immediate,



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

incidental or ultimate, of (c) "purchasing or carrying" any Margin Stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended from time to time, (d) acquiring (directly or indirectly) any shares of stock of any corporation which has announced that it will oppose such acquisition or has commenced any litigation asserting that such acquisition violates, or will violate, any applicable law or (e) paying any judgment or settlement in any litigation or potential litigation in excess of $500,000.

         SECTION 8.9. PENSION PLANS. The Company will maintain, and cause each Material Subsidiary to maintain, each Pension Plan in compliance with all applicable requirements of law and regulations.

         SECTION 8.10. DISPOSITIONS. The Company will not, and will not permit any of its Material Subsidiaries to sell, transfer, convey or lease all or any substantial part of its assets, or sell or assign with or without recourse any receivables.

         SECTION 8.11. CONSOLIDATIONS, MERGERS, ACQUISITIONS. The Company will not, and will not permit any of its Material Subsidiaries to be a party to any merger, liquidation, dissolution, consolidation, or Acquisition, except that

                  (a) any Material Subsidiary of the Company may liquidate, or dissolve voluntarily into, or may merge with and into, the Company or any other wholly-owned Material Subsidiary of the Company;

                  (b) the assets or stock of any Material Subsidiary of the Company may be purchased or otherwise acquired by the Company or any wholly-owned Material Subsidiary of the Company;

                  (c) the Company may engage in an Acquisition if:

                           (i) after giving effect thereto the Company would be
                  in compliance with SECTION 8.3,

                           (ii) the Acquisition is consented to the board of
                  directors of the Person that is the subject of such Acquisition and (if applicable), such Acquisition has been recommended by such board of directors to such Person's shareholders,

                           (iii) after giving effect to the Acquisition, on a
                  PRO FORMA basis for both (A) the period of the four Fiscal Quarters ending prior to the consummation of such transaction (determined as if such Acquisition had occurred on the first day of the first such Fiscal Quarter) and (B) the twelve month period following the date of such transaction (in each case as established by financial information prepared by the Company and delivered to the Agent and the Banks prior to the consummation thereof, and calculated using assumptions reasonable at the time made) no Unmatured Event of Default or an Event of Default would have occurred at any time during such period of four prior Fiscal Quarters and no Material Adverse Occurrence, Unmatured Event of Default or Event of Default during such subsequent twelve month period could reasonably be expected to result from such Acquisition; and

                           (iv) the aggregate Purchase Price paid by the Company
                  and its Subsidiaries in connection with Acquisitions, plus the aggregate Investments made by the Company and its Subsidiaries permitted pursuant to SECTION 8.17(I) does not exceed $20,000,000 in any Fiscal Year;

PROVIDED, HOWEVER, that no transaction otherwise permitted by this Section shall be permitted if immediately before or after giving effect thereto any Unmatured Event of Default or Event of Default shall have occurred and be continuing or would result therefrom.

         SECTION 8.12. RESTRICTED PAYMENTS. (a) The Company will not, and not permit any Material Subsidiary to, (a) declare or pay any dividends on any of its capital stock (other than dividends payable solely in common stock of the Company), (b) purchase or redeem any such stock or any warrants, options or other rights in respect of such stock, (c) make any other distribution to shareholders, (d) prepay, purchase or redeem any Subordinated Indebtedness or
(e) set aside funds for any of the foregoing; provided that (i) any Subsidiary may declare and pay dividends to the Company or to another wholly-owned Subsidiary and (ii) so long as no Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, the Company and its Subsidiaries may pay dividends on its capital stock, or purchase or redeem shares of such capital stock or warrants, options or other rights in respect thereof.

         SECTION 8.13. INDEBTEDNESS. The Company will not, and will not permit any of its Material Subsidiaries to, create, incur, assume or permit to exist, or otherwise become or be liable in respect of, any Indebtedness (including but not limited to Indebtedness as lessee under Capitalized Leases and Indebtedness in the nature of Guarantee Liabilities under guarantees), other than, without duplication, the following:

                  (a) Indebtedness under the terms of this Agreement and the other Loan Documents;

                  (b) other Indebtedness outstanding on the Restatement Effective Date and identified in PART A of ITEM 8.13 of the Disclosure Schedule ("ONGOING INDEBTEDNESS");

                  (c) guarantees outstanding on the Restatement Effective Date and identified in PART B of ITEM 8.13 of the Disclosure Schedule ("EXISTING GUARANTEES");

                  (d) Indebtedness which is incurred by the Company or any of its Material Subsidiaries to the vendor of any assets acquired to finance the acquisition by the Company or one of its Material Subsidiaries of such assets, if the Indebtedness secured by such assets does not exceed 90% of the fair market value (at the time of acquisition) of the assets being acquired at the time of the acquisition thereof, as long as the amount incurred pursuant to this PARAGRAPH (D), plus the aggregate of the Indebtedness permitted under PARAGRAPH (E) and PARAGRAPH (G), does not at any time exceed $5,000,000; and

                  (e) Indebtedness of the Company or any of its Material Subsidiaries in respect of Capitalized Lease Liabilities, as long as the amount incurred pursuant to this PARAGRAPH (E), plus the aggregate of the Indebtedness permitted under PARAGRAPH (D) and PARAGRAPH (G), does not at any time exceed $5,000,000;

                  (f) Indebtedness of a Material Subsidiary to the Company to the extent necessary to provide such Subsidiary with funds for operations and the conduct of its business in the ordinary course;

                  (g) additional Indebtedness as long as the amount incurred pursuant to this PARAGRAPH (G), plus the aggregate of the Indebtedness permitted under PARAGRAPH (D) and PARAGRAPH (E), does not at any time exceed $5,000,000;

                  (h) Indebtedness in the nature of Guarantee Liabilities arising under guarantees issued by the Company or any of its Subsidiaries permitted under SECTION 8.15.

PROVIDED, HOWEVER, that no Indebtedness otherwise permitted by CLAUSES (D), (E),
(F) and (G) shall be permitted to be incurred if, immediately after giving effect to the incurrence thereof, any Unmatured Event of Default or Event of Default shall have occurred and be continuing.


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

         SECTION 8.14. LIENS. The Company will not, and will not permit any of its Material Subsidiaries to, create or permit to exist any Lien with respect to any of its real or personal properties, assets or rights of whatsoever nature (whether now owned or hereafter acquired), except property, revenue or assets, whether now owned or hereafter acquired, except:

                  (a) Liens for taxes or other governmental charges not at the time delinquent or thereafter payable without penalty or being contested in good faith by appropriate proceedings and, in each case, for which it maintains adequate reserves;

                  (b) Liens arising in the ordinary course of business (such as (i) Liens of carriers, warehousemen, mechanics and materialmen and other similar Liens imposed by law and (ii) Liens incurred in connection with worker's compensation, unemployment compensation and other types of social security (excluding Liens arising under ERISA) or in connection with surety and appeal bonds, bids, performance bonds and similar obligations) for sums not overdue or being contested in good faith by appropriate proceedings and not involving any deposits or advances or borrowed money or the deferred purchase price of property or services, and, in each case, for which it maintains adequate reserves;

                  (c) Liens identified on ITEM 7.9 of the Disclosure Schedule;

                  (d) Liens in connection with Capitalized Leases (to the extent permitted hereunder);

                  (e) any Lien granted after the Restatement Effective Date to secure payment of Indebtedness of the type permitted and described in CLAUSES (C) or (D) of SECTION 8.13 and covering only those assets acquired with the proceeds of such Indebtedness;

                  (f) attachments, judgments and other similar Liens, for sums not exceeding $5,000,000 arising in connection with court proceedings, provided the execution or other enforcement of such Liens is effectively stayed and claims secured thereby are being actively contested in good faith and by appropriate proceedings;

                  (g) easements, rights of way, restrictions, minor defects or irregularities in title and other similar Liens not interfering in any material respect with the ordinary conduct of the business of the Company or any Material Subsidiary; and

                  (h) Liens in favor of the Agent arising under the Loan Documents.

         SECTION 8.15. GUARANTIES. The Company will not, and will not permit any of its Material Subsidiaries to, become or be a guarantor or surety of, or otherwise become or be responsible in any manner (whether by agreement to purchase any obligations, stock, assets, goods or services, or to supply or advance any funds, assets, goods or services, or otherwise) with respect to, any undertaking of any other Person, except for (a) the endorsement, in the ordinary course of collection, of instruments payable to it or its order, (b) guarantees outstanding and in effect on the Restatement Effective Date and listed on PART B of ITEM 8.13 of the Disclosure Schedule and (c) the Guaranty.

         SECTION 8.16. INVESTMENTS. The Company will not, and will not permit any of its Material Subsidiaries to, make or permit to exist any Investment in any Person, except for, without duplication:

                  (a) Investments (i) existing on the Restatement Effective Date and identified in ITEM 8.16 of the Disclosure Schedule, including Investments in by the Company in its Subsidiaries ("ONGOING INVESTMENTS");

                  (b) Cash Equivalent Investments;

                  (c) without duplication, Investments in the nature of Indebtedness permitted under SECTION 8.13;

                  (d) without duplication, Investments by the Company in Material Subsidiaries to the extent necessary to provide such Subsidiaries with funds for operations and the conduct of business in the ordinary course;

                  (e) advances to its employees or employees of any of its Subsidiaries for travel or other ordinary business expenses in amounts which are consistent with the Company's past practices determined as of the Restatement Effective Date;

                  (f) advances to subcontractors and suppliers in maximum aggregate amounts which are consistent with the Company's past practices determined as of the Restatement Effective Date;

                  (g) extensions of credit in the nature of accounts Receivable or notes receivable arising from the sale of goods and services in the ordinary course of business;

                  (h) shares of stock, obligations or other securities received in settlement of claims arising in the ordinary course of business; and

                  (i) Investments in the nature of Acquisitions permitted under
         SECTION 8.11; and

                  (j) other Investments, PROVIDED that the aggregate amount paid by the Company and its Subsidiaries (whether in cash or other property) in connection with such other Investments, plus the aggregate Purchase Price paid by the Company and its Subsidiaries in connection with Acquisitions permitted under SECTION 8.11, does not exceed $20,000,000 in any Fiscal Year;

PROVIDED, HOWEVER, that:

                  (x) no Investment otherwise permitted by CLAUSES (C), (D),
         (E), (I) or (J) shall be permitted to be made if, immediately before or after giving effect thereto any Unmatured Event of Default or Event of Default shall have occurred and be continuing or would result therefrom; and

                  (y) any Investment which when made complies with the requirements of the definition of the term "Cash Equivalent Investment" may continue to be held notwithstanding that such Investment, if made thereafter, would not so comply.

         SECTION 8.17. FINANCIAL CONDITION.

         SECTION 8.17.1. CASH FLOW LEVERAGE RATIO. The Company will not permit its Cash Flow Leverage Ratio to be:

                  (a) be GREATER THAN 2.0 to 1.0 at the end of each Fiscal Quarter if, for the period of four consecutive Fiscal Quarters ending on such day, the Company's Consolidated EBITDA was $20,000,000 or more;

                  (b) be GREATER THAN 1.5 to 1.0 at the end of each Fiscal Quarter if, for the period of four consecutive Fiscal Quarters ending on such day, the Company's Consolidated EBITDA was less than $20,000,000;

         SECTION 8.17.2. MINIMUM EBITDA. The Company will not permit its Consolidated EBITDA, determined as of the last day of each Fiscal Quarter for the period of four consecutive Fiscal Quarters then ending, to be less than $15,000,000.

         SECTION 8.17.3. MINIMUM NET WORTH. The Company will not permit its Consolidated Net Worth, to be less than

(a) $35,902,355 on the Restatement Effective Date, and (b) as of the last day of each Fiscal Quarter ending after the Restatement Effective Date, $35,902,355 plus the sum of (1) 75% of the Company's cumulative consolidated positive net earnings (determined in accordance with GAAP), if positive, for the period from the Restatement Effective Date to the date of determination calculated as if such period were a single accounting period (but without reduction for any Fiscal Quarter in which cumulative consolidated net earnings are less than zero), PLUS (2) 100% of the Company's cumulative consolidated Net Proceeds during such period from Stock Option Exercises MINUS (3) 100% of the Company's cumulative consolidated Stock Repurchase Costs during such period. In addition, if on any Commitment Reduction Date the Aggregate Commitment Amount is not reduced pursuant to SECTION 2.2.2, the Company will not permit its Consolidated Net Worth determined as of such date to be less than the sum of (x) $5,000,000 multiplied by the number of Commitment Reduction Dates on which no reduction in the Aggregate Commitment Amount occurred (including the current Commitment Reduction Date), plus (y) the minimum amount required pursuant to CLAUSE (B) of the preceding sentence.

         SECTION 8.17.4. FIXED CHARGE COVERAGE RATIO. The Company will not permit its Fixed Charge Coverage Ratio, determined as of the last day of each Fiscal Quarter, to be less than 3.50 to 1.0.

         SECTION 8.18. OTHER AGREEMENTS. The Company will not, and will not permit any Material Subsidiary to, enter into any agreement containing any provision which would be violated or breached by any Credit Extension to the Company hereunder or by the performance by the Company, any Material Subsidiary or other Obligor of any of its obligations hereunder or under any other Loan Document.

         SECTION 8.19. TRANSACTIONS WITH RELATED PARTIES. The Company will not, and will not permit any Material Subsidiary to, enter into, or cause, suffer or permit to exist any transaction, arrangement or contract with any of its other Related Parties (other than the Company and its Subsidiaries) which is on terms which are less favorable than are obtainable from any Person which is not one of its Related Parties.

         SECTION 8.20. NEGATIVE PLEDGES, ETC. The Company will not, and not permit any of its Material Subsidiaries to, enter into any agreement (excluding this Agreement, any other Loan Document and, with respect to CLAUSE (A) of this Section, any agreement governing any Indebtedness permitted by CLAUSES (C) or
(D) of SECTION 8.13 as to the assets financed with the proceeds of such Indebtedness) prohibiting (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now



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owned or hereafter acquired; (b) the ability of the Company or any other Obligor to amend or otherwise modify this Agreement or any other Loan Document; or (c) the ability of any of the Company's Material Subsidiaries to make any payments, directly or indirectly, to the Company by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Material Subsidiary to make any payment, directly or indirectly, to the Company.

         SECTION 8.21. FURTHER ASSURANCES. Take, and cause each Subsidiary to take, such actions as the Agent may reasonably request from time to time (including, without limitation, the execution and delivery of guaranties, security agreements, pledge agreements, mortgages, financing statements and other documents, the filing or recording of any of the foregoing, and the delivery of stock certificates and other collateral with respect to which perfection is obtained by possession) to ensure that (A) the obligations of the Company hereunder and under the other Loan Documents are secured by substantially all of the assets of the Company (including, without limitation, the stock of all direct Material Subsidiaries) and guaranteed by all Material Subsidiaries (including, promptly upon the acquisition or creation thereof, any Person that becomes a Material Subsidiary after the date hereof) and (B) the obligations of each Obligor under the Guaranty are secured by substantially all of the assets of such Obligor (including the stock of all direct Subsidiaries of each Obligor and all ownership interests of each Obligor in other Persons); PROVIDED THAT, (i) unless the Required Banks so request neither D&P of Europe nor Duff & Phelps Credit Rating Co. of Asia shall be obligated to perfect the Agent's security interest in any of its tangible assets located outside the United States of America, which costs of such perfection shall, prior to the occurrence and continuance of an Event of Default, be at the expense of the Banks and (B) so long as such Investment is permitted under SECTION 8.16, neither the Company, any Material Subsidiary nor any Obligor shall be required to pledge its ownership interests in any Foreign Joint Venture.

                                   ARTICLE IX

                                     DEFAULT

         SECTION 9.1. EVENT OF DEFAULT. Each of the following shall constitute an "Event of Default" under this Agreement:

         SECTION 9.1.1. NON-PAYMENT OF LIABILITIES. Default in the payment or prepayment when due of any principal of any Loan or Reimbursement Obligation; or default, and the continuance thereof for five days, in the payment when due of interest or any other



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monetary obligation of the Company, any other Obligor or any Material Subsidiary under this Agreement or any other Loan Document.

         SECTION 9.1.2. WARRANTY. Any warranty made by the Company or by any Material Subsidiary herein or in any other Loan Document is breached or is false or misleading in any material respect, or any schedule, certificate, financial statement, report, notice or other writing furnished by the Company or any Material Subsidiary to the Agent or any Bank is false or misleading in any material respect on the date as of which the facts therein set forth are stated or certified.

         SECTION 9.1.3. NON-COMPLIANCE WITH CREDIT AGREEMENT COVENANTS. Default in the performance or observance by the Company of any of the Company's agreements set forth in ARTICLE VII.

         SECTION 9.1.4. NON-COMPLIANCE WITH OTHER LOAN DOCUMENTS. Default in the performance by the Company, any other Obligor, or any Material Subsidiary of any of its agreements set forth in any other Loan Document (and not constituting an Event of Default under any of the other subsections of SECTION 9.L), and continuance of such default after the giving of any notice required to be given therein and the expiration of the grace period (if any) set forth therein.

         SECTION 9.1.5. NON-PAYMENT OF OTHER INDEBTEDNESS. Default in the payment when due, whether by acceleration or otherwise (subject to any applicable grace period), of any Indebtedness (other than under this Agreement and the other Loan Documents) having a principal amount, individually or in the aggregate, in excess of $5,000,000, of or guaranteed by, the Company, any other Obligor, or any of the Company's Material Subsidiaries.

         SECTION 9.1.6. DEFAULT OF OTHER INDEBTEDNESS. Any event or condition shall occur which results in the acceleration of the maturity of any Indebtedness having a principal amount, individually or in the aggregate, in excess of $5,000,000 of, or guaranteed by, the Company, any of Company's Material Subsidiaries or any other Obligor (other than the Indebtedness under this Agreement and any Note) or enables the holder or holders of such other Indebtedness or any trustee or agent for such holders (any required notice of default having been given and any applicable grace period having expired) to accelerate the maturity of such other Indebtedness.

         SECTION 9.1.7. OTHER OBLIGATIONS. Default in the payment when due, or in the performance or observance of, any material obligation, of, or condition agreed to by, the Company or any Material Subsidiary with respect to any material purchase or



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lease of goods or services (except only to the extent that the existence of any such default is being contested by the Company or such Material Subsidiary in good faith and by appropriate proceedings and appropriate reserves have been made in respect of such default) which could reasonably expected to result in a payment obligation in excess of $5,000,000, individually or in the aggregate.

         SECTION 9.1.8. INSOLVENCY. The Company, any other Obligor or any Material Subsidiary becomes insolvent or generally fails to pay, or admits in writing its inability or refusal to pay, debts as they become due; or the Company, any other Obligor or any Material Subsidiary applies for, consents to, or acquiesces in the appointment of a trustee, receiver or other custodian for such Person or any property thereof, or makes a general assignment for the benefit of creditors; or in the absence of such application, consent or acquiescence, a trustee, receiver or other custodian is appointed for such Person or for a substantial part of its property and is not discharged within 60 days; or any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, is commenced in respect of such Person, and if such case or proceeding is not commenced by such Person it is consented to or acquiesced in by such Person, or remains for 60 days undismissed; or any such Person takes any corporate, partnership or other similar action to authorize, or in furtherance of, any of the foregoing.

         SECTION 9.1.9. PENSION PLANS. (i) Institution of any steps by the Company or any other person to terminate a Pension Plan if as a result of such termination the Company could be required to make a contribution to such Pension Plan, or could incur a liability or obligation to such Pension Plan, in excess of $500,000 or (ii) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA.

         SECTION 9.1.10.
         LITIGATION EXPENSES, ETC. The total of all Litigation Expenses, final judgments rendered against the Company or any Material Subsidiary that have not been discharged or vacated or had execution thereof stayed pending appeal within 30 days after entry or filing thereof, and liabilities (whether paid or unpaid) of the Company or any Material Subsidiary under any agreement entered into to settle or compromise any pending or threatened litigation shall exceed $5,000,000 in the aggregate in any Fiscal Year. As used herein, the term "LITIGATION EXPENSE" means all fees and expenses paid to legal counsel and any other Persons retained by the Company and its Subsidiaries in connection with litigation and arbitration proceedings, including expenses associated with discovery in litigation and arbitration, but



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shall not include amounts paid to satisfy judgments or arbitration awards or amounts paid to settle or compromise litigation or arbitration.

         SECTION 9.1.11. VALIDITY. This Agreement or any other Loan Document, or any material Lien granted hereunder or thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Obligor party thereto; the Company, any other Obligor or any other Person shall, directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any Lien with respect to any material (as determined by the Agent) Collateral securing any of the Liabilities shall, in whole or in part, cease to be a perfected first Lien, subject only to those exceptions expressly permitted by this Agreement or the applicable other Loan Document.

         SECTION 9.1.12. CONDUCT OF BUSINESS. The Company, any other Obligor or any Material Subsidiary is enjoined, restrained or in any way prevented by court order, which has not been dissolved or stayed within thirty (30) days, from conducting all or any material part of its business affairs.

         SECTION 9.1.13. CHANGE OF CONTROL.

         (a) Any Person or group of Persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934, as amended, but excluding any employee benefit plan maintained for employees of the Company) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated under such Act) of 25% or more of the outstanding shares of common stock of the Company; or
(b) during any 24-month period of 24 months or less commencing on the Restatement Date, individuals who at the beginning of such period constituted the Company's Board of Directors (together with any new directors whose election by the Company's Board of Directors or whose nomination for election by the Company's shareholders was approved by a vote of at least two-thirds of the directors who either were directors at beginning of such period or whose election or nomination was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Company.

         SECTION 9.1.14. USE OF NAMES. The Company's right to use the "Duff & Phelps," "Duff" or "Phelps" tradenames and trademarks in connection with its credit rating business shall cease to be in full force and effect, the Company shall fail (subject to any applicable grace period) to comply with or to perform any provision of the Name Use Agreement dated October 31, 1994 between the Company and Duff & Phelps Corporation, or Duff & Phelps Corporation shall allege in writing that the Name Use



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Agreement is invalid or unenforceable, and any thereof shall constitute a
Material Adverse Occurrence.

         SECTION 9.2. EFFECT OF EVENT OF DEFAULT; REMEDIES.

         SECTION 9.2.1. ACTION IF BANKRUPTCY. In the event that one or more Events of Default described in SECTION 9.1.8 shall occur, then the Commitments (if not theretofore terminated) shall automatically terminate and all Liabilities shall be immediately due and payable without demand, notice or declaration of any kind whatsoever.

         SECTION 9.2.2. ACTION IF OTHER THAN BANKRUPTCY. In the event an Event of Default other than one described in SECTION 9.1.8 shall for any reason, whether voluntary or involuntary, occur and be continuing, the Agent may (and, at the direction of the Required Banks, shall) declare all or any portion of the Liabilities immediately due and payable and/or the Commitments (if not theretofore terminated) to be terminated, without demand or notice of any kind whatsoever, whereupon the full unpaid amount of such Liabilities which shall be so declared due and payable shall be and become immediately due and payable, without demand, notice or presentment of any kind, and/or, as the case may be, the Commitments extended under this Agreement shall terminate. The Agent shall promptly advise the Company of any such declaration, but failure to do so shall not impair the effect of such declaration.

                                    ARTICLE X

                              CONDITIONS PRECEDENT,
                     DELIVERY OF DOCUMENTS AND OTHER MATTERS

         SECTION 10.1. CONDITIONS PRECEDENT TO EFFECTIVENESS. The obligation of any Bank to make the initial Credit Extension under this Agreement, and the effectiveness of this Agreement, is subject to satisfaction of the following conditions precedent (in addition to those provided in SECTION 10.2):

         SECTION 10.1.1. SECURITY INTEREST. The Lien in favor of Agent for the benefit of the Banks on the Collateral granted under this Agreement and the other Loan Documents, and each other Lien granted to Agent for the benefit of the Banks to secure the Liabilities, shall be a senior, perfected Lien except as otherwise permitted under this Agreement or otherwise agreed by the Agent and the Banks, and all financing statements and other documents relating to Collateral shall have been executed and delivered, filed or recorded, as appropriate. In this connection, the Agent shall have received:

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

                  (a) properly executed Uniform Commercial Code financing statements (Form UCC-1) naming the Company and each other Obligor providing Collateral as the debtors and the Agent as the secured party, or other similar instruments or documents, for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interest of Agent pursuant to this Agreement and the other Loan Documents;

                  (b) copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agent, dated a date reasonably near to the Restatement Effective Date listing all effective financing statements which name the Company or other Obligor (under its present name and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to CLAUSE (a) above, together with copies of such financing statements (none of which (other than those described in CLAUSE (a), if such Form UCC-11 or search report, as the case may be, is current enough to list such financing statements described in CLAUSE (a)) shall cover any Collateral), or other evidence satisfactory to the Agent that any Liens evidenced by such financing statements have been terminated or released.

         SECTION 10.1.2. SOLVENCY. The Company and each Material Subsidiary (a) shall have assets (excluding goodwill and other intangible assets not capable of valuation) having a value, both at present fair saleable value and at fair valuation, greater than the amount of its liabilities (including its trade accounts payable), (b) shall have capital sufficient to carry on its respective business and transactions and all business and transactions in which it is about to engage, (c) shall not have engaged in or be about to engage in a business or transaction for which its remaining assets are unreasonably small in relation to the business or the transaction, (d) shall believe that it is able to pay its respective debts as they mature and shall not believe that it is incurring, debts beyond its ability to pay as they mature and (e) shall have no actual intent to hinder, delay or defraud either present or future creditors.

         SECTION 10.1.3. EFFECT OF LAW. No law or regulation affecting the Agent's or any Bank's entering into this Agreement shall impose upon the Agent or such Bank any material obligation, fee, liability, loss, cost, expense or damage.

         SECTION 10.1.4. EXHIBITS; SCHEDULES. All Exhibits and Schedules to this Agreement and each other Loan Document shall have been completed and submitted to the Agent and each Bank and



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

shall be in form and substance satisfactory to the Agent and each Bank, and none of the foregoing shall contain any fact or information which the Agent or any Bank, in its reasonable sole judgment, determines to be unacceptable.

         SECTION 10.1.5. FEES. If not funded with the proceeds of the initial Loans, the Agent and the Banks shall have received any fees due and payable by the Company or any other Person on the Restatement Effective Date.

         SECTION 10.1.6. DOCUMENTS. The Agent shall have received all of the following, each duly executed where appropriate and in form and substance satisfactory to the Agent and the Banks, and (except for a Bank's Note) in sufficient number to provide a counterpart original to each Bank

                  (a) COMPANY RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of the Company as of the Restatement Effective Date, of (1) resolutions of the Board of Directors of the Company authorizing (A) the borrowings by the Company hereunder and (B) the execution, delivery and performance by the Company of this Agreement and each other Loan Document to be executed and/or delivered by the Company, (2) all documents evidencing any other necessary corporate action with respect to this Agreement and the other Loan Documents, and (3) all approvals or consents, if any, with respect to this Agreement and the other Loan Documents;

                  (b) COMPANY INCUMBENCY CERTIFICATE. A certificate of the secretary or an assistant secretary of the Company dated the Restatement Effective Date and certifying the names of the officers of the Company authorized to sign this Agreement, and each other Loan Document to be executed by the Company, and all other documents and certificates to be delivered by the Company hereunder, together with the true signatures of such officers, upon which certificate the Agent and each Bank may conclusively rely until it shall have received a further certificate of the secretary or an assistant secretary of the Company canceling or amending such prior certificate;

                  (c) OBLIGOR RESOLUTIONS. A copy, duly certified by the secretary or an assistant secretary of each Obligor as of the Restatement Effective Date, of (1) resolutions of the Board of Directors of such Obligor authorizing the execution, delivery and performance by such Obligor of each Loan Document to be executed and/or delivered by it, (2) all documents evidencing any other necessary corporate action with respect to such Loan Documents, and (3) all



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

         approvals or consents, if any, with respect to such Loan Documents;

                  (d) OBLIGOR INCUMBENCY CERTIFICATE. A certificate of the secretary or an assistant secretary of each Obligor dated the Restatement Effective Date and certifying the names of the officers of such Obligor authorized to sign each Loan Document to be executed by it, and all other documents and certificates to be delivered by such Obligor hereunder, together with the true signatures of such officers, upon which certificate the Agent and each Bank may conclusively rely until it shall have received a further certificate of the secretary or an assistant secretary of such Obligor canceling or amending such prior certificate;

                  (e) CERTIFICATE OF NO DEFAULT. A certificate of the President or a Vice President of the Company dated the Restatement Effective Date and certifying to the truth and accuracy, as of such date, of the representations and warranties of the Company and each other Obligor contained in this Agreement and each other Loan Document and to the fact that no Event of Default or Unmatured Event of Default then exists;

                  (f) COMPANY'S ORGANIC DOCUMENTS. A copy, duly certified as of the Restatement Effective Date by the secretary or an assistant secretary of the Company, of the Company's Organic Documents and all amendments thereto;

                  (g) OBLIGORS' ORGANIC DOCUMENTS. A copy, duly certified as of the Restatement Effective Date by the secretary or an assistant secretary of each Obligor, of such Obligor's Organic Documents and all amendments thereto;

                  (h) COMPANY'S REGISTRATION; GOOD STANDING. A "certificate of good standing" or other comparable certificate dated reasonably near to the Restatement Effective Date and issued by the Secretary of the State of Illinois and each other state referred to in SECTION 7.1; and, in any state in which the Company is doing business under an assumed name, a certificate or other document dated as of a date reasonably near to the Restatement Effective Date issued by the Secretary of State of each such state evidencing the Company's authority to use such name;

                  (i) OBLIGORS' REGISTRATION; GOOD STANDING. For each Obligor, a "certificate of good standing" or other comparable certificate dated reasonably near to the



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

         Restatement Effective Date and issued by the state of such Obligor's organization and each other state in which such Obligor is doing business, and in any state in which such Obligor is doing business under an assumed name, a certificate or other document dated as of a date reasonably near to the Restatement Effective Date issued by the Secretary of State of each such state evidencing such Obligor's authority to use such name;

                  (j) LEGAL OPINION. A legal opinion from counsel for the Company and its domestic Material Subsidiaries, addressed to the Agent and the Banks, substantially in the form of EXHIBIT I;

                  (k) INSURANCE. Evidence satisfactory to the Agent of the existence of insurance on the business of the Company, its Material Subsidiaries, and each other Obligor, in amounts and with insurers acceptable to the Agent;

                  (l) NOTICE OF BORROWING. If the Company intends to borrow on the Restatement Effective Date, a duly executed Notice of Borrowing;

                  (m) SECURITY AGREEMENT. The Security Agreement;

                  (n) PLEDGE AGREEMENTS. A duly executed Pledge Agreement from the Company and each other Obligor, together with the original stock certificates pledged under such Pledge Agreement and stock powers endorsed in blank;

                  (o) GUARANTEES. From each Material Subsidiary, a duly executed Guaranty;

                  (p) NOTE(S). To the extent the Loans are evidenced by Notes, a duly executed Note payable to each Bank in the amount of such Bank's Commitment;

                  (q) OTHER DOCUMENTS. Such other documents as the Agent or any Bank shall determine to be necessary or desirable.

         SECTION 10.2. CONTINUING CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS; CERTIFICATION. The obligation of any Bank to make any Credit Extension under this Agreement is subject to satisfaction of the following conditions precedent in addition to those provided in SECTION 10.1:

         SECTION 10.2.1. DEFAULT. Before and after giving effect to such Credit Extension,, no Event of Default or Unmatured Event of Default shall have occurred and be continuing;


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

         SECTION 10.2.2. WARRANTIES. Before and after giving effect to such Credit Extension the warranties in ARTICLE VII and in each other Loan Document shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an early date, in which case such representations and warranties shall be true and correct as of such earlier date), except for such changes as are specifically permitted hereunder and except that the ADecember 31, 1998" date referred to in Section 7.3 shall be deemed to be December 31st of the most recent Fiscal Year for which audited financial statements have been delivered pursuant to Section 8.1.1.

         SECTION 10.2.3. NO CHANGE IN CONDITION. Except as disclosed by the Company to the Agent and the Lenders pursuant to SECTION 7.5 (a) no litigation, arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary which is reasonably likely to materially adversely affect the Company's and its Material Subsidiaries' condition (financial or otherwise), consolidated business, operations, assets, revenues, properties or prospects or which purports to affect the legality, validity or enforceability of this Agreement, the Notes, the Guaranty, the Collateral Documents or any other Loan Document; and (b) no development shall have occurred in any litigation, arbitration or governmental investigation or proceeding disclosed pursuant to SECTION 7.5 which is reasonably likely to materially adversely affect the condition (financial or otherwise), consolidated businesses, operations, assets, revenues, properties or prospects of the Company and its Material Subsidiaries.

Each request for a Credit Extension hereunder made or deemed to have been made by the Company shall be deemed to be a certificate of the Company as to the matters set out in the foregoing provisions of SECTION 10.2.

                                   ARTICLE XI

                                    INDEMNITY

         SECTION 11.1. GENERAL INDEMNITY. In addition to the payment of expenses pursuant to SECTION 13.1, whether or not the transactions contemplated hereby shall be consummated, the Company hereby indemnifies, exonerates and holds the Agent, the Agent-Related Parties, each Bank and each other holder of a Note, and each of its officers, directors, employees and agents (collectively, the "INDEMNIFIED PARTIES") free and harmless from and against any and all actions, causes of action, suits, costs, liabilities, losses, damages, injuries, expenses and claims of any and every kind whatsoever (including, without limitation,



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reasonable court costs and Attorneys' Fees and disbursements of counsel for any
Indemnified Party in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not any of such Indemnified Parties shall be designated a party thereto) that may be imposed on, incurred by, or asserted against any Indemnified Party, in any manner relating to or arising out of (a) this Agreement, any other Loan Document or any other agreements executed and delivered by the Company, any Material Subsidiary of the Company or any other Obligor in connection herewith, (b) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Credit Extension, (c) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (excluding any successful action brought by or on behalf of the Company, any Subsidiary of the Company or any other Obligor as the result of any determination by the Bank pursuant to ARTICLE X not to make any requested Credit Extension) or (d) any investigation, litigation or proceeding related to any acquisition or proposed acquisition by the Company, any other Obligor or any of Company's Material Subsidiaries of all or any portion of the stock or assets of any Person, whether or not the Agent or a Bank is party thereto (collectively, the "INDEMNIFIED LIABILITIES"); provided that the Company shall have no obligation to an Indemnified Party hereunder with respect to Indemnified Liabilities arising from the gross negligence or wilful misconduct of such Indemnified Party. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it violates any law or public policy, the Company shall contribute the maximum portion that it is permitted to pay under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnified Parties or any of them.

         SECTION 11.2. INDEMNIFICATION FOR ACCEPTING ORAL INSTRUCTIONS. The Company agrees to indemnify and hold the Agent and each Bank harmless from any loss or expense which may arise or be created by the Agent's or such Bank's (including the Issuing Bank) acceptance of telephonic or other instructions for making, converting and/or disbursing the proceeds of Loans or issuing any Letter of Credit. Notwithstanding the foregoing, the Company shall have no obligation to indemnify the Agent or a Bank for any losses or expenses resulting from the Agent's or such Bank's gross negligence or willful misconduct.

         SECTION 11.3. SURVIVAL OF COMPANY'S OBLIGATIONS. The Company's obligations under this ARTICLE XI shall survive any termination of this Agreement and the payment of all other Liabilities.


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

                                   ARTICLE XII

                                    THE AGENT

         SECTION 12.1. APPOINTMENT AND AUTHORIZATION; "AGENT". Each Bank hereby irrevocably (subject to SECTION 12.9) appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         SECTION 12.2. DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         SECTION 12.3. LIABILITY OF AGENT. None of the Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Banks for any recital, statement, representation or warranty made by the Company or any of its Subsidiaries or other Related Parties, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or



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any other Loan Document, or for the value of or title to any Collateral, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Bank to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any of the Company's Subsidiaries or other Related Parties.

         SECTION 12.4. RELIANCE BY AGENT. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company) independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Banks as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Banks and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Banks.

         (b) For purposes of determining compliance with the conditions specified in SECTION 10.1, each Bank that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Bank for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Bank.

         SECTION 12.5. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Unmatured Event of Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Banks, unless the Agent shall have received written notice from a Bank or the Company referring to this Agreement, describing such Unmatured Event of Default or Event of Default and stating that such notice is a "notice of default". The Agent will notify the Banks of its receipt of any such notice. The Agent shall take such action with respect to such Unmatured Event of Default or


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Event of Default as may be requested by the Required Banks in accordance with
ARTICLE IX; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Unmatured Event of Default or Event of Default as it shall deem advisable or in the best interest of the Banks.

         SECTION 12.6. CREDIT DECISION. Each Bank acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Bank. Each Bank represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Company and its Subsidiaries, the value of and title to any collateral, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Company hereunder. Each Bank also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Company. Except for notices, reports and other documents expressly herein required to be furnished to the Banks by the Agent, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Company which may come into the possession of any of the Agent-Related Persons.

         SECTION 12.7. INDEMNIFICATION OF AGENT. Whether or not the transactions contemplated hereby are consummated, the Banks shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), pro rata, from and against any and all Indemnified Liabilities; PROVIDED, HOWEVER, that no Bank shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each


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Bank shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. The undertaking in this Section shall survive termination of this Agreement and the payment of all other Liabilities hereunder and the resignation or replacement of the Agent.

         SECTION 12.8. AGENT IN INDIVIDUAL CAPACITY. BOA and its Related Parties may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its Subsidiaries and Related Parties as though BOA were not the Agent hereunder and without notice to or consent of the Banks. The Banks acknowledge that, pursuant to such activities, BOA or its Related Parties may receive information regarding the Company or its Related Parties (including information that may be subject to confidentiality obligations in favor of the Company or such Related Party) and acknowledge that the Agent shall be under no obligation to provide such information to them. With respect to its Credit Extensions, BOA shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent, and the terms "Bank" and "Banks" include BOA in its individual capacity.

         SECTION 12.9. SUCCESSOR AGENT. The Agent may, and at the request of the Required Banks shall, resign as Agent upon 30 days' notice to the Banks and the Company. If the Agent resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for the Banks. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks and the Company, a successor agent from among the Banks. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE XII and SECTIONS 11.1 and 3.1 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's


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resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Required Banks appoint a successor agent as provided for above.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

         SECTION 13.1. COSTS AND EXPENSES. The Company shall:

                  (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse BOA (including in its capacity as Agent) within five Business Days after demand all reasonable costs and expenses incurred by BOA (including in its capacity as Agent) in connection with the development, preparation, delivery, administration and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Fees incurred by BOA in its capacity as Agent with respect thereto, provided that BOA provides a reasonably detailed invoice with respect thereto; and

                  (b) pay or reimburse the Agent, the Arranger and each Bank within five Business Days after demand for all reasonable costs and expenses (including Attorney Fees) incurred by them in connection with the enforcement, attempted enforcement or preservation of any rights or remedies under this Agreement or any other Loan Document, or otherwise relating to the existence of an Unmatured Event of Default or Event of Default or after acceleration of the Liabilities (including in connection with any "workout" or restructuring, and including in any insolvency proceeding or appellate proceeding), provided that Arranger or the relevant Bank, as applicable, provides a reasonably detailed invoice with respect thereto.

         SECTION 13.2. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Bank) and the Company, and acknowledged by the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which


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given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks, and acknowledged by the Agent, do any of the following:

                  (a) increase or extend any Commitment of any Bank (or reinstate any Commitment terminated pursuant to SECTION 9.2);

                  (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

                  (c) reduce the principal of, or the rate of interest specified herein on any Loan, or (subject to CLAUSE (iii) below) any fees or other amounts payable hereunder or under any other Loan Document;

                  (d) release any Obligor (excluding the Company) from its obligations under any Guaranty or other Loan Document to which it is a party;

                  (e) release any material Collateral from the Lien in favor of the Agent (except in accordance with the terms of the applicable Collateral Document);

                  (f) change the percentages of the Commitments or of the aggregate unpaid principal amount of the Loans and/or Letter of Credit Exposure which is required for the Banks or any of them to take any action hereunder; or

                  (e) amend this Section, SECTION 7.10, the definition of "Required Banks" or any provision herein providing for consent or other action by all Banks;

and, PROVIDED FURTHER, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Agent, be effective to amend ARTICLE XII or in any way affect the rights or duties of the Agent under this Agreement or any other Loan Document and (ii) any separate fee letters between the Company and any Bank may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.

         SECTION 13.3. NOTICES.

                  (a) Except as otherwise permitted under SECTION 2, all notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile


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         transmission, provided that any matter transmitted by Company by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on SCHEDULE 13.3, and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered, to the address or facsimile number specified for notices on SCHEDULE 13.3; or, as directed to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                  (b) All such notices, requests and communications shall, when transmitted by overnight delivery, or faxed, be effective when delivered for overnight (next-day) delivery, or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if delivered, upon delivery; except that notices to the Agent under ARTICLES II, IV or XII shall not be effective until actually received by the Agent.

                  (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Company. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice and the Agent and the Banks shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Agent or a Bank in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans and to fulfill its other Liabilities shall not be affected in any way or to any extent by any failure by the Agent or any Bank to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent or any Bank of a confirmation which is at variance with the terms understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         SECTION 13.4. NO WAIVER BY THE AGENT OR BANKS. No failure or delay on the part of the Agent or any Bank in the exercise of any power or right, and no course of dealing between the Company or any of its Subsidiaries on the one hand, and the Agent or any Bank on the other hand, shall operate as a waiver of such power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. The remedies provided for herein are cumulative and not exclusive of any remedies which


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may be available to the Agent or any Bank at law or in equity. No notice to or demand on the Company not required hereunder shall in any event entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of the Agent or any Bank to any other or further action in any circumstances without notice or demand.

         SECTION 13.5. MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor the Banks shall be under any obligation to marshall any assets in favor of the Company or any other Person or against or in payment of any or all of the Liabilities. To the extent that the Company makes a payment to the Agent or a Bank, or the Agent or a Bank exercises its right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any bankruptcy or insolvency proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         SECTION 13.6. SUCCESSORS. This Agreement shall be binding upon the Company, the Agent, the Banks and their respective successors and assigns, and shall inure to the benefit of the Company, the Agent, the Banks and the successors and assigns of Agent and the Banks. The Company shall not assign its rights or duties hereunder without the consent of Agent and the Banks.

         SECTION 13.7. ASSIGNMENTS, PARTICIPATION, ETC.

         SECTION 13.7.1. ASSIGNMENTS.

                  (a) Any Bank (an "ASSIGNOR BANK") may, with the written consent of Company at all times other than during the existence of an Unmatured Event of Default or an Event of Default and with the written consent of the Agent, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Assignees (provided that no written consent of the Company or the Agent shall be required in connection with any assignment and delegation by an Assignor Bank to an Assignee that is a Related Party of such Bank) (each an "ASSIGNEE BANK") all, or any ratable part of all, of the Credit Extensions, the Commitments and the other rights and obligations of such Assignor Bank hereunder. Any such assignment shall (a) unless made to


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

         another Bank, be in a minimum amount of $5,000,000 or, if less, the Assignor Banks' total Commitment and (b) shall be of a constant, and not a varying, percentage of all of the Assignor Bank's Credit Extensions and Commitment; PROVIDED, HOWEVER, that (i) the Company and the Agent may continue to deal solely and directly with such Assignor Bank in connection with the interest so assigned to an Assignee Bank until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee Bank, shall have been given to the Company and the Agent by such Assignor Bank and the Assignee Bank; (B) such Assignor Bank and Assignee Bank shall have delivered to the Company and the Agent an Assignment Agreement together with any Note or Notes subject to such assignment and (C) the Agent has received a processing fee in the amount of $2,500.

                  (b) From and after the date that the Agent notifies the Assignor Bank that it has received (and, if applicable, provided its consent with respect to) an executed Assignment Agreement and payment of the above-referenced processing fee, (i) the Assignee Bank shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment Agreement, shall have the rights and obligations of a Bank under the Loan Documents, and
         (ii) the Assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment Agreement, relinquish its rights and be released from its obligations under the Loan Documents.

                  (c) Within five Business Days after its receipt of notice by the Agent that it has received an executed Assignment Agreement and the processing fee, (and provided that, if applicable, it consents to such assignment), the Company shall, if requested by the Agent, execute and deliver to the Agent, new Note(s) evidencing such Assignee Bank's assigned Loans and Commitment and, if the Assignor Bank has retained a portion of its Loans and its Commitment, a replacement Note in the principal amount of the Loans retained by the Assignor Bank (such Note to be in exchange for, but not in payment of, the Note held by such Assignor Bank). Immediately upon the Agent's receipt of its processing fee payment under the Assignment Agreement, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee Bank and the resulting adjustment of the Percentages and the Commitments arising therefrom. The Commitment allocated to each Assignee Bank shall reduce such Commitment of the Assignor Bank PRO TANTO.


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

         SECTION 13.7.2. PARTICIPATION. Any Bank may at any time sell to one or more commercial banks or other Persons not Related Parties or competitors of the Company (a "PARTICIPANT") participating interests in any Credit Extensions or Commitments of that Bank and the other interests of that Bank (the "originating Bank ") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) the Company, each other Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the FIRST PROVISO to SECTION 13.2. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 6.1, 6.3 and ARTICLE XI as though it were also a Bank hereunder, and, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank under this Agreement.

         SECTION 13.8. BANKS MAY PLEDGE NOTES. Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ' 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         SECTION 13.9. NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Agent, the Banks and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

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     SECTION 13.10. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 13.11. INFORMATION. The Agent or any Bank may furnish any information concerning the Company and its Subsidiaries in the possession of the Agent or such Bank from time to time to any potential Assignee Bank so long as such potential Assignee Bank agrees to keep such information confidential and to return such information if it does not become a Bank hereunder, or any potential or actual Participant, and may furnish information in response to credit inquiries consistent with general banking practice.

     SECTION 13.12. HEADINGS. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

     SECTION 13.13. EXECUTION IN COUNTERPARTS, EFFECTIVENESS, ETC. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. On the date counterparts executed by all of the parties shall have been lodged with the Agent (or, in the case of any Bank as to which an executed counterpart shall not have been so lodged, the Agent shall have received telegraphic, telex or other written confirmation from such Bank of the execution of a counterpart hereof by such Bank), this Agreement shall become effective (such date is herein called the "RESTATEMENT EFFECTIVE DATE"), and at such time the Agent shall notify the Company and the Banks of the effectiveness of this Agreement.

     SECTION 13.14. AMENDMENT AND RESTATEMENT OF ORIGINAL CREDIT AGREEMENT.
This Agreement is an amendment, restatement and continuation of the Original Credit Agreement. Nothing contained in this Agreement or any other Loan Document shall be construed to be a payment on or with respect to the Indebtedness of the Company to any Bank which was outstanding under the Original Credit Agreement (or any promissory notes executed by the Company in connection therewith) immediately prior to this Agreement becoming effective or to release, cancel, terminate or otherwise affect in a manner adverse to any Bank all or any part of any Lien heretofore granted to the Agent pursuant to or in


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connection with the Company's execution and delivery of the Original Credit
Agreement.

     SECTION 13.15. CONSTRUCTION. The Company acknowledges that this Agreement shall be deemed to have been negotiated and entered into in the STATE OF ILLINOIS, and SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF SUCH STATE without regard to choice of law rules as to interpretation, enforcement, validity, construction, effect, choice of law, and in all other respects, including, but not limited to, the legality of the interest rate and other charges, but excluding perfection of security interests and liens which shall be governed and controlled by the laws of the relevant jurisdiction. This Agreement, any Note and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matters hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 13.16. SUBSIDIARY REFERENCES. References in this Agreement and the other Loan Documents to the Company's Subsidiaries or Material Subsidiaries, and use of the words "consolidated" or "consolidating," with reference to the Company, are for convenience only, it being understood that such references shall have no effect until such time as the Company has one or more Subsidiaries or Material Subsidiaries, as applicable.

     SECTION 13.17. FORUM SELECTION AND CONSENT TO JURISDICTION. To induce the Agent and the Banks to enter into this Agreement, the Company irrevocably agrees that ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, ANY BANK OR THE COMPANY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY, THE AGENT AND EACH BANK EACH HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE COMPANY, THE AGENT AND EACH BANK EACH FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY, THE AGENT AND EACH BANK EACH HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

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PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE
LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY, THE AGENT OR A BANK HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY, THE AGENT AND EACH BANK EACH HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     SECTION 13.18. WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT AND EACH BANK EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (I) UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR (II) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE COMPANY, THE AGENT AND EACH BANK ACKNOWLEDGE AND AGREE THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND EACH BANK ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                          DUFF & PHELPS CREDIT RATING CO.,

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                                          Address:  55 East Monroe Street
                                                    Suite 3500
                                                    Chicago, IL 60603

                                          Attention:
                                                    ----------------------------
                                          Facsimile number:
                                                           ---------------------

                                          BANK OF AMERICA, NATIONAL ASSOCIATION,
                                          AS AGENT

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                                          Address:  231 South LaSalle Street
                                                    Chicago, Illinois 60697

                                          Attention:
                                                    ----------------------------
                                          Facsimile number:
                                                           ---------------------

                                          BANKS:

                                          BANK OF AMERICA, NATIONAL ASSOCIATION

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                                          Address:  231 South LaSalle Street

                                                    Chicago, Illinois 60697

                                          Attention:
                                                    ----------------------------
                                          Facsimile number:
                                                           ---------------------

                                          THE NORTHERN TRUST COMPANY

                                          By:
                                             -----------------------------------
                                          Title:
                                                --------------------------------

                                          Address:  50 South LaSalle Street
                                                    Chicago, Illinois 60675

                                          Attention:
                                                    ----------------------------
                                          Facsimile number:
                                                           ---------------------

                         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS:

Exhibit A -       Form of Assignment Agreement
Exhibit B -       Form of Company Pledge Agreement
Exhibit C -       Form of Security Agreement
Exhibit D -       Form of Guaranty
Exhibit E -       Form of Note
Exhibit F -       Form of Notice of Borrowing
Exhibit G -       Form of Notice of Continuation/Conversion
Exhibit H -       Form of Compliance Certificate
Exhibit I -       Form of Legal Opinion
Exhibit J -       Form of Application

SCHEDULES

Schedule I        -        Commitments and Percentages of Banks
Schedule II       -        Disclosure Schedule
Schedule III      -        Agent's Payment Office
Schedule IV       -        Banks' Lending Office(s)

                                    EXHIBIT A

                              ASSIGNMENT AGREEMENT

     Reference is made to Section 13.7.1 of the Amended and Restated Credit Agreement dated as of November 12, 1999 (as amended or otherwise modified, the "CREDIT AGREEMENT"), among Duff & Phelps Credit Rating Co., various financial institutions and Bank of America, National Association, as agent (the "Agent"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

                _________________ ("Assignor") and ______________
("Assignee")
hereby agree as follows:

     The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement equal to __% of the outstanding Loans and Aggregate Commitment Amount. After giving effect to such assignment and sale, the Assignor's and Assignee's Percentages for the purposes of the Credit Agreement will be as set forth opposite each such Person's name on the signature pages hereof.

     The effective date of this Assignment Agreement shall be the date when the consent of the Agent and the Company to this Assignment Agreement has been received and the conditions set forth in clauses (A), (B) and (C) of PARAGRAPH
(A) of Section 13.7.1 of the Credit Agreement shall be either satisfied or waived. The Assignor hereby instructs the Agent to make all payments after the effective date hereof in respect of the interest assigned hereby directly to the Assignee. The Assignor and the Assignee agree that all interest and fees accrued up to, but not including, the effective date hereof are the property of the Assignor, and not the Assignee. The Assignee agrees that, upon receipt of any such interest or fees, the Assignee will promptly remit the same to the Assignor.

     The Assignee hereby confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee acknowledges and agrees that it (i) has made and will continue to make such inquiries and has taken and will take such care on its own behalf as would have been the case had its Commitment been granted and its Loans been made directly by such Assignee to the Company without the intervention of the Agent, the Assignor or any other Bank and (ii) has made and will continue to make, independently and without reliance upon the Agent, the Assignor or any other Bank and based on such documents and information as it has deemed appropriate, its own credit analysis and decisions relating to the Credit Agreement. The Assignee further acknowledges and agrees that neither the Agent nor the Assignor makes any representations or warranties about the creditworthiness of the Company or any other party to the Credit Agreement or any other Loan Document or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement or any other Loan Document or the value of any security therefor.

     The Assignee represents and warrants to the Agent that, as of the date hereof, the Company will not be obligated to pay any greater amount under
Article VI of the Credit Agreement than the Company is obligated to pay to the Assignor under such Article.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

     (a) the Assignee (i) shall be deemed automatically to have become a party to the Credit Agreement and have all the rights and obligations of a "Bank" under the Credit Agreement as if it were an original signatory thereto to the extent specified in the third paragraph hereof; and
          (ii) agrees to be bound by the terms and conditions set forth in the Credit Agreement as if it were an original signatory thereto; and

     (b) the Assignor shall be released from its obligations under the Credit Agreement with respect to the Loans and the portion of the Aggregate Commitment assigned to the Assignee hereunder.

     The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Agent the processing fee referred to in Section 14.9.1 of the Credit Agreement.

     The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitment:

(A) Address for Notices:

         Institution Name:

         Address:

         Attention:

         Telephone:

         Facsimile

(B) Payment Instructions:

     [The Assignee has delivered to the Company and the Agent (or is delivering to the Company and the Agent concurrently herewith) the tax forms referred to in
Article VI of the Credit Agreement.]*

     Please evidence your consent to and acceptance of the proposed assignment and delegation set forth herein by signing and returning counterparts hereof to the Assignor and the Assignee.

ADJUSTED PERCENTAGE = ____%               [ASSIGNOR]

                                          By:
                                             -----------------------------------
                                          Title:

PERCENTAGE = ____%                        [ASSIGNEE]

                                          By:
                                             -----------------------------------
                                          Title:

ACCEPTED AND CONSENTED TO
this ____ day of _________, 199_

BANK OF AMERICA, NATIONAL ASSOCIATION
as Agent

By:
   ---------------------------------------
   Title:
         ---------------------------------

CONSENTED TO
this ____ day of _________, 199_

DUFF & PHELPS CREDIT RATING CO.

By:
   ---------------------------------------

---------------------
* Insert bracketed paragraph if Assignee is organized under ahe law of a jurisdiction other than the United States of America.

         Title:
               ---------------------------

                                    EXHIBIT B

                            COMPANY PLEDGE AGREEMENT

     THIS AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT (this "AGREEMENT") dated as of November 12, 1999, is between DUFF & PHELPS CREDIT RATING CO., an Illinois corporation (the "COMPANY"), and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as Bank of America National Trust and Savings Association and successor by merger to Bank of America Illinois ) in its capacity as agent for the Banks referred to below (in such capacity, together with any successor in such capacity, the "AGENT").

                              W I T N E S S E T H:

     WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of even date herewith (as amended or otherwise modified from time, the "CREDIT AGREEMENT") among the Company, various financial institutions (including Bank of America, National Association; such financial institutions, together with their respective successors and assigns, collectively the "Banks" and individually each a "Bank") and the Agent, the Banks have agreed to make Credit Extensions (as such term is defined in the Credit Agreement) to the Company from time to time: and

     WHEREAS, it is a condition precedent to the making of Credit Extensions under the Credit Agreement that the Company execute and deliver to the Agent a pledge agreement in the form of this Agreement;

     NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company under or in connection with the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     DEFINITIONS. When used herein, the following terms shall have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

          COLLATERAL - see SECTION 2.

               DEFAULT means the occurrence of any of the following events: (a) any Unmatured Event of Default under Section 9.1.8 of the Credit Agreement; (b) any Event of Default; or (c) any warranty of the Company herein is untrue or misleading in any material respect.

               EVENT OF DEFAULT has the meaning assigned to such term in the Credit Agreement.

               FOREIGN ISSUER means each Issuer designated as a "Foreign Issuer" on SCHEDULE I hereto.

               ISSUER means the issuer of any of the shares of stock or other securities representing all or any of the Collateral.

               LIABILITIES means all obligations (monetary or otherwise) of the Company, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes (as such term is defined in the Credit Agreement), this Agreement, or any other Loan Document, or any document or instrument executed in connection with any of the foregoing.

               LOAN DOCUMENT has the meaning assigned to such term in the Credit Agreement.

               UNMATURED EVENT OF DEFAULT has the meaning assigned to such term in the Credit Agreement.

     1. PLEDGE. As security for the payment of all Liabilities, the Company hereby pledges, assigns and transfers to the Agent for the ratable benefit of the Banks, and grants to the Agent for the ratable benefit of the Banks a security interest in, all of the following:

     A. All of the shares of stock and other securities described in SCHEDULE I hereto, all of the certificates and/or instruments representing such shares of stock and other securities, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other securities;

     B. All additional shares of stock of any of the Issuers listed in SCHEDULE I hereto at any time and from time to time acquired by the Company in any manner, all of the certificates representing such additional shares, and all cash, securities, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares; PROVIDED, HOWEVER, that in the case of Foreign Issuers, the Agent's security interest hereunder shall not at any time extend to more than 65% of the outstanding shares of any class of stock of any such Foreign Issuer;

     C. All other property hereafter delivered to the Agent in substitution for or in addition to any of the foregoing, all certificates and instruments representing, or evidencing such property, and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

     D. All products and proceeds of all of the foregoing.

All of the foregoing are herein collectively called the "Collateral".

     The Company agrees to deliver to the Agent, promptly upon receipt and in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank), any Collateral which may at any time or from time to time be in or come into the possession or control of the Company; and prior to the delivery thereof to the Agent, such Collateral shall be held by the Company separate and apart from its other property and in express trust for the Agent.

     2. WARRANTIES; FURTHER ASSURANCES. The Company warrants to the Agent and each Bank that: (a) the Company is (or at the time of any future delivery, pledge, assignment or transfer thereof will be) the legal and equitable owner of the Collateral free and clear of all liens, security interests and encumbrances of every description whatsoever other than the security interest created hereunder; (b) the pledge and delivery of the Collateral pursuant to this Agreement will create a valid perfected security interest in the Collateral in favor of the Agent; (c) all shares of stock referred to in SCHEDULE I hereto are duly authorized, validly issued, fully paid and non-assessable; (d) as to each Issuer whose name appears in SCHEDULE I hereto, the Collateral represents on the date hereof not less than the applicable percent (as shown in SCHEDULE I hereto) of the total shares of capital stock issued and outstanding of such Issuer; and
(e) the information contained in SCHEDULE I hereto is true and accurate in all respects.

     So long as any of the Liabilities shall be outstanding or any commitment shall exist on the part of the Agent or any Bank with respect to the creation of any Liabilities, the Company (i) shall not, without the express prior written consent of the Agent, sell, assign, exchange, pledge or otherwise transfer, encumber, or grant any option, warrant or other right to purchase the stock of any Issuer which is pledged hereunder, or otherwise diminish or impair any of its rights in, to or under any of the Collateral; (ii) shall execute such Uniform Commercial Code financing statements and other documents (and pay the costs of filing and recording or re-filing and re-recording the same in all public offices deemed necessary or appropriate by the Agent) and do such other acts and things, all as the Agent may from time to time reasonably request, to establish and maintain a valid, perfected security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever) to secure the performance and payment of the Liabilities; (iii) will execute and deliver to the Agent such stock powers and similar documents relating to the Collateral, satisfactory in form and substance to the Agent, as the Agent may reasonably request; and (iv) will furnish the Agent or any Bank such information concerning the Collateral as the Agent or such Bank may from time to time reasonably request, and will permit the Agent or any Bank or any designee of the Agent or any Bank, from time to time at reasonable times and on reasonable notice, to inspect, audit and make copies of and extracts from all records and all other papers in the possession of the Company which pertain to the Collateral, and will, upon request of the Agent at any time when a Default has occurred and is continuing, deliver to the Agent all of such records and papers.

         3. HOLDING IN NAME OF AGENT, ETC. The Agent may from time to time after the occurrence and during the continuance of a Default, without notice to the Company, take all or any of the following actions: (a) transfer all or any part of the Collateral into the name of the Agent for the ratable benefit of the Banks or any nominee or sub-agent for the Agent for the ratable benefit of the Banks, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, (b) appoint one or more sub-agents or nominees for the purpose of retaining physical possession of the Collateral, (c) notify the parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder, (d) endorse any checks, drafts or other writings in the name of the Company to allow collection of the Collateral,
(e) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, and (f) take control of any proceeds of the Collateral.

     4. VOTING RIGHTS, DIVIDENDS, ETC. (a) Notwithstanding certain provisions of
Section 4 hereof, so long as the Agent has not given the notice referred to in paragraph (b) below:

          B. The Company shall be entitled to exercise any and all voting or consensual rights and powers and stock purchase or subscription rights (but any such exercise by the Company of stock purchase or subscription rights may be made only from funds of the Company not comprising part of the Collateral) relating or pertaining to the Collateral or any part thereof for any purpose; PROVIDED, HOWEVER, that the Company agrees that it will not exercise any such right or power in any manner which would have a material adverse effect on the value of the Collateral or any part thereof.

               B. The Company shall be entitled to receive and retain any and all lawful dividends payable in respect of the Collateral which are paid in cash by any Issuer if such dividends are permitted by the Credit Agreement, but all dividends and distributions in respect of the Collateral or any part thereof made in shares of stock or other property or representing any return of capital, whether resulting from a subdivision, combination or reclassification of Collateral or any part thereof or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which any Issuer may be a party or otherwise or as a result of any exercise of any stock purchase or subscription right, shall be and become part of the Collateral hereunder and, if received by the Company, shall be forthwith delivered to the Agent in due form for transfer (i.e., endorsed in blank or accompanied by stock or bond powers executed in blank) to be held for the purposes of this Agreement.

               C. The Agent shall execute and deliver, or cause to be executed and delivered, to the Company, all such proxies, powers of attorney, dividend orders and other instruments as the Company may request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to CLAUSE (A) above and to receive the dividends which it is authorized to retain pursuant to CLAUSE (B) above.

     (b) Upon notice from the Agent during the existence of a Default, and so long as the same shall be continuing, all rights and powers which the Company is entitled to exercise pursuant to SECTION 5(A)(A) hereof, and all rights of the Company to receive and retain dividends pursuant to SECTION 5(A)(B) hereof, shall forthwith cease, and all such rights and powers shall thereupon become vested in the Agent which shall have, during the continuance of such Default, the sole and exclusive authority to exercise such rights and powers and to receive such dividends. Any and all money and other property paid over to or received by the Agent pursuant to this PARAGRAPH (B) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     5. REMEDIES. Whenever a Default shall exist, the Agent may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code as in effect in Illinois or otherwise available to it. Without limiting the foregoing, whenever a Default shall exist the Agent (a) may, to the fullest extent permitted by applicable law, without notice, advertisement, hearing or process of law of any kind, (i) sell any or all of the Collateral, free of all rights and claims of the Company therein and thereto, at any public or private sale or brokers' board and (ii) bid for and purchase any or all of the Collateral at any such public sale and (b) shall have the right, for and in the name, place and stead of the Company, to execute endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral. The Company hereby expressly waives, to the fullest extent permitted by applicable law, any and all notices, advertisements, hearings or process of law in connection with the exercise by the Agent of any of its rights and remedies during the continuance of a Default. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to the Company, either at the address of the Company shown below, or at any other address of the Company appearing on the records of the Agent. Any proceeds of any of the Collateral may be applied by the Agent to the payment of expenses in connection with the Collateral, including, without limitation, reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect in accordance with the Credit Agreement (and, after payment in full of all Liabilities, any excess shall be delivered to the Company or as a court of competent jurisdiction shall direct).

     The Agent is hereby authorized to comply with any limitation or restriction in connection with any sale of Collateral as it may be advised by counsel is necessary in order to (a) avoid any violation of applicable law (including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral) or (b) obtain any required approval of the sale or of the purchase by any governmental regulatory authority or official, and the Company agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner and that the Agent shall not be liable or accountable to the Company for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

     6. GENERAL. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if it takes such action for that purpose as the Company shall request in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to the Collateral against prior parties, or to do any act with respect to preservation of the Collateral not so requested by the Company, shall be deemed a failure to exercise reasonable care in the custody or preservation of any Collateral.

         No delay on the part of the Agent in exercising any right, power or remedy shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement shall be effective unless the same shall be in writing and signed and delivered by the Agent, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         All obligations of the Company and all rights, powers and remedies of the Agent and the Banks expressed herein are in addition to all other rights, powers and remedies possessed by them, including, without limitation, those provided by applicable law or in any other written instrument or agreement relating to any of the Liabilities or any security therefor.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         This Agreement shall be binding upon the Company and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company and the Agent and the successors and assigns of the Agent.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed an original but all such counterparts shall together constitute but one and the same Agreement.

         This Agreement is an amendment, restatement and continuation of that certain Company Pledge Agreement dated as of October 31,

1994 (the"PRIOR PLEDGE AGREEMENT") executed and delivered by the Company and the Agent. Nothing herein shall be deemed to in any way terminate or limit any lien, claim or security interest heretofore granted to or retained by the Agent under or pursuant to the Prior Pledge Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS OR IN THE EASTERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS AND OF THE EASTERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF THE COMPANY SPECIFIED IN, OR PURSUANT TO, THE CREDIT AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. THE COMPANY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE COMPANY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE COMPANY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         EACH OF THE COMPANY, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


                          [SIGNATURE PAGE FOLLOWS NEXT]

         IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the day and year first written above.

                                            DUFF & PHELPS CREDIT RATING CO.

Address:

55 East Monroe Street                       By:________________________________
Suite 3500                                     Title:__________________________
Chicago, Illinois 60603
Attention: Marie C. Becker

                                            BANK OF AMERICA, NATIONAL
                                       ASSOCIATION, as Agent

Address:

231 South LaSalle Street                    By:________________________________
Chicago, Illinois 60697                                 Vice President
Attention: ________________

                                    EXHIBIT C

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT") dated as of November 12, 1999, is among DUFF & PHELPS CREDIT RATING CO., an Illinois corporation (the "COMPANY"), DUFF & PHELPS CREDIT RATING CO. OF EUROPE, an Illinois corporation ("D&P EUROPE"), DUFF & PHELPS CREDIT RATING CO. OF ASIA, an Illinois corporation ("D&P ASIA") such other persons or entities which from time to time become parties hereto (collectively, including the Company, the "DEBTORS" and individually each a "DEBTOR") and BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as Bank of America National Trust and Savings Association and successor by merger to Bank of America Illinois ) in its capacity as agent for the Banks referred to below (in such capacity, together with any successor in such capacity, the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Company has entered into an Amended and Restated Credit Agreement dated as of November 12, 1999 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") with various financial institutions (together with their respective successors and assigns, the "BANKS" and individually each a "BANK") and the Agent, pursuant to which the Banks have agreed to make Credit Extensions (as defined in the Credit Agreement) to the Company;

         WHEREAS, each of the Debtors other than the Company has executed and delivered a guaranty (the "GUARANTY") of the obligations of the Company under the Credit Agreement;

         WHEREAS, the obligations of the Company under the Credit Agreement and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement; and

         WHEREAS, it is a condition precedent to the making of Credit Extensions under the Credit Agreement that each Debtor execute and deliver to the Agent a security agreement in the form of this Agreement;

         NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to the Company by the Banks or any of them, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. When used herein, (a) the terms INVESTMENT PROPERTY, CHATTEL PAPER, DEPOSIT ACCOUNT, DOCUMENT, EQUIPMENT, FIXTURE, GOODS, INVENTORY and INSTRUMENT have the respective meanings assigned to such terms in the Uniform Commercial Code (as defined below) and (b) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

         ACCOUNT DEBTOR means the party who is obligated on or under any Account Receivable Contract Right or General Intangible.

         ACCOUNT RECEIVABLE means, with respect to any Debtor, any right of such Debtor to payment for goods sold or leased or for services rendered.

         ASSIGNEE DEPOSIT ACCOUNT - see SECTION 4.

         COLLATERAL means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

         COMMITMENTS has the meaning assigned to such term in the Credit Agreement.

         COMPUTER HARDWARE AND SOFTWARE means, with respect to any Debtor, (i) all computer and other electronic data processing hardware, whether now owned, licensed or leased or hereafter acquired by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now owned, licensed or leased or hereafter acquired by such Debtor, designed for use on the computers and electronic data processing hardware described in CLAUSE (I) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated therewith, whether now owned, licensed or leased or hereafter acquired by such Debtor; and (iv) all documentation for such hardware, software and firmware described in the preceding CLAUSES (I), (II) and (III) above, whether now owned, licensed or leased or hereafter acquired by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

         CONTRACT RIGHT means, with respect to any Debtor, any right of such Debtor to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance.

         DEFAULT means the occurrence of any of the following events: (a) any Unmatured Event of Default under Section 9.1.8 of the Credit Agreement; (b) any Event of Default; or (c) any warranty of any Debtor herein is untrue or misleading in any material respect.

         EVENT OF DEFAULT has the meaning assigned to such term in the Credit Agreement.

         GENERAL INTANGIBLES means, with respect to any Debtor, all of such Debtor's "general intangibles" as defined in the Uniform Commercial Code as in effect in Illinois on the date hereof and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

         INTELLECTUAL PROPERTY means all past, present and future: trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing set forth in this definition and income therefrom; books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing set forth in this definition; the right to sue for all past, present and future infringements of any of the foregoing set forth in this definition; and all common law and other rights throughout the world in and to all of the foregoing set forth in this definition.

         LIABILITIES means, as to each Debtor, all obligations (monetary or otherwise) of such Debtor, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, any Note, the Guaranty, any other Loan Document, or any document or instrument executed in connection with any of the foregoing.

         LOAN DOCUMENT has the meaning assigned to such term in the Credit Agreement.

         NON-TANGIBLE COLLATERAL means, with respect to any Debtor, collectively, such Debtor's Accounts Receivable, Contract Rights and General Intangibles.

         NOTES has the meaning assigned to such term in the Credit Agreement.

         PERMITTED LIENS - see SECTION 3.

         SUBSIDIARY has the meaning assigned to such term in the Credit
Agreement.

         UNIFORM COMMERCIAL CODE means the Uniform Commercial Code as in effect in the State of Illinois on the date of this Agreement; provided, however, as used in SECTION 8 hereof, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the applicable jurisdiction.

         UNMATURED EVENT OF DEFAULT has the meaning assigned to such term in the Credit Agreement.

         2. GRANT OF SECURITY INTEREST. As security for the payment of all Liabilities, each Debtor hereby assigns to the Agent for the ratable benefit of the Banks, and grants to the Agent for the ratable benefit of the Banks a continuing security interest in, the following, whether now or hereafter existing or acquired:

         All of such Debtor's:

               (i)         Accounts Receivable;

              (ii)         Investment Property;

             (iii)         Chattel Paper;

              (iv) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions or model conversions of any of the foregoing;

               (v)         Contract Rights;

              (vi)         Deposit Accounts;

             (vii)         Documents;

            (viii) General Intangibles (including, without limitation, any rights of such Debtor arising from time to time to receive payment under a billing to a person or other entity representing such person's or entity's obligation to reimburse such Debtor for indebtedness paid or to be paid by such Debtor for the account of such person or entity):

              (ix) Goods (including, without limitation, all its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

               (x)         Instruments;

              (xi)         Intellectual Property;

             (xii)         money (of every jurisdiction whatsoever) and;

            (xiii) to the extent not included in the foregoing, all other personal property of any kind or description;

         together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from any of the foregoing.

         3. WARRANTIES. Each Debtor warrants that: (i) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens and claims expressly permitted by the Credit Agreement ("Permitted Liens"), with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest granted hereunder; (ii) no financing statement (other than any which may have been filed in favor of the Agent for the ratable benefit of the Banks or with respect to Permitted Liens) covering any of the Collateral is on file in any public office;
(iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Agent or any Bank, and all other written information heretofore or hereafter furnished by such Debtor to the Agent or any Bank, is and will be true and correct as of the date furnished; (iv) such Debtor's chief executive office and principal place of business are as set forth on SCHEDULE I hereto (and such Debtor has not maintained its chief executive office and principal place of business at any other location at any time after March 30, 1994); (v) each other location where such Debtor maintains a place of business is set forth on SCHEDULE II hereto;
(vi) such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name except as set forth on
SCHEDULE III hereto; (vii) during the five years preceding the date hereof, such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement except as set forth on SCHEDULE III hereto, nor has such Debtor been the subject of any merger or other corporate reorganization except as set forth on SCHEDULE IV hereto; (viii) SCHEDULE V hereto contains a complete listing of all of such Debtor's Intellectual Property which is subject to registration statutes; (ix) such Debtor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (x) the execution and delivery of this Agreement and the performance by such Debtor of its obligations hereunder are within such Debtor's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of such Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor or its properties; (xi) this Agreement is a legal, valid and binding obligation of such Debtor, enforceable in accordance with its terms, except that the enforceability of this Agreement may be limited by bankruptcy, insolvency, fraudulent conveyance, fraudulent transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and (xii) such Debtor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Company and its Material Subsidiaries taken as a whole or the value of the Collateral or the worth of the Collateral as collateral security.

         4. COLLECTIONS, ETC. Until such time as the Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Agent, for the ratable benefit of the Banks, of any amounts due or to become due thereunder.

         Upon request by the Agent during the existence of a Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Agent, for the ratable benefit of the Banks, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Agent) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral. Except as the Agent may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Agent until delivery is made to the Agent. Each Debtor will comply with the terms and conditions of any consent given by the Agent pursuant to the foregoing sentence.

         During the existence of a Default, all items or amounts which are delivered by any Debtor to the Agent on account of partial or full payment or otherwise as proceeds of any of the Collateral shall be deposited to the credit of a deposit account (each an "Assignee Deposit Account") of such Debtor with the Agent, for the ratable benefit of the Banks, as security for payment of the Liabilities. No Debtor shall have any right to withdraw any funds deposited in the applicable Assignee Deposit Account. The Agent may, from time to time, in its discretion, and shall upon request of the applicable Debtor made not more than once in any week, apply all or any of the then balance, representing collected funds, in the Assignee Deposit Account, toward payment of the Liabilities, whether or not then due, in such order of application as the Agent may determine (in accordance with the provisions of the Credit Agreement), and the Agent may, from time to time, in its discretion, release all or any of such balance to the applicable Debtor.

         If and to the extent that a perfected security interest hereunder in any Collateral shall cease to be perfected for any reason whatsoever (including, without limitation, release of all or any balance in any Assignee Deposit Account or use or disposition by any Debtor of any proceeds of Collateral), then such Collateral (referred to in this paragraph as "RELEASED COLLATERAL") shall be deemed thereby released from the security interest hereunder in exchange, as of the time of such release, for any other Collateral of equivalent value in which a perfected security interest hereunder is being obtained contemporaneously or has been most recently obtained, but only to the extent such other Collateral does not represent either (a) Collateral in exchange for which any previously Released Collateral shall have been deemed released, or (b) Collateral of equivalent value to any loan or advance (otherwise than by renewal or extension) from the Banks to the Company in which Collateral a perfected security interest hereunder shall have been obtained contemporaneously with or most recently prior to such loan or advance.

         The Agent is authorized to endorse, in the name of the applicable Debtor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

         5. CERTIFICATES, SCHEDULES AND REPORTS. Each Debtor will from time to time, as the Agent may request, deliver to the Agent such schedules, certificates and reports with respect to all or any of the Collateral at the time subject to the security interest hereunder. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Agent may specify. Each Debtor shall immediately notify the Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Company and its

Material Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         6. AGREEMENTS OF THE DEBTORS. Each Debtor (a) will, upon request of the Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Agent) and do such other acts and things (including, without limitation, delivery to the Agent of any Instruments or Investment Property which constitute Collateral), all as the Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities; (b) will keep all its Inventory and Equipment at, and will not maintain any place of business at any location other than, its address(es) shown on SCHEDULES I and II hereto or at such other addresses with respect to which such Debtor shall have given the Agent not less than 10 days' prior written notice; (c) will not change its name, identity or corporate structure, or the location of its chief executive office or principal place of business, without in any such case giving 30 days' prior written notice to the Agent; (d) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Agent or its designees to determine at any time the status of the Non-Tangible Collateral;
(e) will furnish the Agent such information concerning such Debtor, the Collateral and the applicable Account Debtors as the Agent may from time to time reasonably request; (f) will permit the Agent or any Bank and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Agent during the existence of a Default, deliver to the Agent all of such records and papers; (g) will, upon request of the Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Agent, of the security interest of the Agent hereunder; (h) except for the sale or lease of Inventory in the ordinary course of its business and the sale of Equipment which is no longer useful in its business or which is being replaced by similar Equipment, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Agent; (i) without limiting the provisions of Section 8.5 of the Credit Agreement, will at all times keep all its Equipment insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Agent may determine in accordance with the Credit Agreement) and such policies or certificates thereof shall, if the Agent so requests, be deposited with or furnished to the Agent; (j) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear excepted; (k) will take such actions as are reasonably necessary to keep its Equipment in good repair and condition and in good working or running order, ordinary wear and tear excepted; (l) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); (m) will, upon request of the Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Agent in the Equipment covered thereby and (ii) deliver all such certificates to the Agent or its designees; (n) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral; (o) will keep all of the tangible Collateral in the United States (other than Collateral owned by D&P Europe and/or D&P Asia); and (p) will reimburse the Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

         Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Agent do any and all lawful acts and execute any and all proper documents required by the Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this SECTION 6. Notwithstanding the foregoing, the Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

         7. DEFAULT. Whenever a Default shall be existing, the Agent may exercise from time to time any rights and remedies available to it under applicable law. Each Debtor agrees, at the request of the Agent during the existence of a Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Agent, and (ii) to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority. Any notification of intended disposition of any of the Collateral required by law shall be deemed reasonably and properly given if given at least five days before such disposition. Any proceeds of any disposition by the Agent of any of the Collateral may be applied by the Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and any balance of such proceeds may be applied by the Agent toward the payment of such of the Liabilities, and in such order of application, as the Agent may from time to time elect in accordance with the Credit Agreement.

         8. GENERAL. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         Any notice from the Agent to any Debtor, if mailed, shall be deemed given five days after the date mailed, postage prepaid, addressed to such Debtor either at such Debtor's address shown on SCHEDULE I hereto or at such other address as such Debtor shall have specified in writing to the Agent as its address for notices hereunder.

         Each Debtor agrees to pay all expenses (including reasonable attorney's fees and legal expenses) paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Bank, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Bank had not been made.

         This Agreement has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois without reference to conflicts of laws principles, subject, however, to the applicability of the Uniform Commercial Code of any jurisdiction in which any Goods of any Debtor may be located at any given time. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional persons or entities may become parties hereto by executing and delivering a counterpart to the Agent of this Agreement. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Agreement.

         This Agreement is an amendment, restatement and continuation of that certain Security Agreement dated as of October 31, 1994 (the"PRIOR SECURITY AGREEMENT") executed and delivered by the the Debtors and the Agent. Nothing herein shall be deemed to in any way terminate or limit any lien, claim or security interest heretofore granted to or retained by the Agent under or pursuant to the Prior Security Agreement.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS OR IN THE EASTERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS AND OF THE EASTERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF SUCH DEBTOR SPECIFIED ON SCHEDULE I HERETO OR ANY OTHER ADDRESS SPECIFIED FOR THE RECEIPT OF NOTICES PURSUANT TO THIS AGREEMENT, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY DEBTOR WAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH DEBTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         EACH DEBTOR, THE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                                         DUFF & PHELPS CREDIT RATING CO.

                                         By:__________________________________
                                            Title:____________________________

                                         DUFF & PHELPS CREDIT RATING CO.
                                         OF EUROPE

                                         By:__________________________________
                                            Title:____________________________

                                         DUFF & PHELPS CREDIT RATING CO.
                                         OF ASIA

                                         By:__________________________________
                                            Title:____________________________

                                         BANK OF AMERICA, NATIONAL
                                              ASSOCIATION, as Agent for the
                                              Banks

                                         By:__________________________________
                                            Title:____________________________

                                   SCHEDULE I
                              TO SECURITY AGREEMENT

                             CHIEF EXECUTIVE OFFICES

                                   SCHEDULE II
                              TO SECURITY AGREEMENT

                               PLACES OF BUSINESS

                                  SCHEDULE III
                              TO SECURITY AGREEMENT

                           TRADE NAMES AND PRIOR NAMES

                                   SCHEDULE IV
                              TO SECURITY AGREEMENT

                  [MERGERS AND OTHER CORPORATE REORGANIZATIONS]

                                    EXHIBIT D

                          AMENDED AND RESTATED GUARANTY

         THIS AMENDED AND RESTATED GUARANTY (this "GUARANTY") dated as of the 12th day of November, 1999, is executed in favor of BANK OF AMERICA, NATIONAL ASSOCIATION (formerly known as Bank of America National Trust and Savings Association and successor by merger to Bank of America Illinois )(individually and as Agent) and the other Banks which are parties to the Credit Agreement referred to below.

                              W I T N E S S E T H:

         WHEREAS, Duff & Phelps Credit Rating Co. (the "COMPANY") has entered into an Amended and Restated Credit Agreement dated as of even date herewith (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT") with certain financial institutions (collectively the "BANKS" and individually each a "BANK") and Bank of America, National Association, individually and as agent (in its capacity as agent, the "AGENT"), pursuant to which the Banks have agreed to make Credit Extensions (as such term is defined in the Credit Agreement) to the Company;

         WHEREAS, the operations of each of the undersigned are integrated with those of the Company to such an extent that the financial strength and flexibility of the Company have a direct impact on each of the undersigned; and

         WHEREAS, each of the undersigned will benefit from the making of Credit Extensions pursuant to the Credit Agreement and is willing to guaranty the Liabilities (as defined below) as hereinafter set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all obligations (monetary or otherwise) of the Company to each of the Banks and the Agent, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes (as defined in the Credit Agreement) or any other Loan Document (as defined in the Credit Agreement), in each case as the same may be amended, modified, extended or renewed from time to time (all such obligations being herein collectively called the "LIABILITIES"); PROVIDED, HOWEVER, that the liability of each of the undersigned hereunder shall be limited to the maximum amount of the Liabilities which such undersigned may guaranty without violating any applicable fraudulent conveyance or fraudulent transfer laws (plus all costs and expenses paid or incurred by the Agent or any Bank in enforcing this Guaranty against such undersigned).

         Each of the undersigned agrees that, in the event of the dissolution or insolvency of the Company or any undersigned, or the inability or failure of the Company or any undersigned to pay debts as they become due, or an assignment by the Company or any undersigned for the benefit of creditors, or the occurrence of any other Event of Default (as defined in the Credit Agreement) under Section
9.1.8 of the Credit Agreement, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, such undersigned will pay to the Agent for the account of the Banks forthwith the full amount which would be payable hereunder by such undersigned if all Liabilities were then due and payable.

         To secure all obligations of each of the undersigned hereunder, the Agent and each Bank shall have a lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent or the Banks may elect in accordance with the Credit Agreement, any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or such Bank and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or such Bank or any agent or bailee for the Agent or such Bank.

         This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Liabilities are outstanding) until all Commitments (as defined in the Credit Agreement) have terminated and all Liabilities have been paid in full.

         The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Company or any of the undersigned), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the

Agent or such Bank, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Agent or such Bank had not been made

         The Agent or any Bank may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities or any obligation hereunder, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Liabilities, (c) extend or renew any of the Liabilities for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Liabilities, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Liabilities when due, whether or not the Agent or such Bank shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

         Any amounts received by the Agent or any Bank from whatever source on account of the Liabilities may be applied by it toward the payment of the Liabilities; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any Bank until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Agent and the Banks shall have received payment of the full amount of all liabilities of the undersigned hereunder.

         The undersigned hereby expressly waive: (a) notice of the acceptance by the Agent or any Bank of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Liabilities, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Liabilities or any security for or guaranty of any Liabilities.

         Each of the undersigned further agrees to pay all expenses (including attorneys' fees and legal expenses) paid or incurred by the Agent or any Bank in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty.

         The creation or existence from time to time of additional Liabilities to the Agent or the Banks or any of them is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or the Banks or the obligations of the undersigned under this Guaranty.

         The Agent and any Bank may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were a Bank.

         No delay on the part of the Agent or any Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Bank of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or the Banks except as expressly set forth in a writing duly signed and delivered on behalf of the Agent. No action of the Agent or any Bank permitted hereunder shall in any way affect or impair the rights of the Agent or any Bank or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Liabilities shall include all obligations of the Company to the Agent or any Bank arising under or in connection with the Credit Agreement, any Note or any other Loan Document, notwithstanding any right or power of the Company or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

         Pursuant to the Credit Agreement, (a) this Guaranty has been delivered to the Agent and (b) the Agent has been authorized to enforce this Guaranty on behalf of itself and each of the Banks. All payments by the undersigned pursuant to this Guaranty shall be made to the Agent for the ratable benefit on the Banks.

         This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Company or any of the undersigned is either a partnership or a corporation, all references herein to the Company and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

         This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all the terms of, this Guaranty.

         This Guaranty is secured pursuant to an Amended and Restated Security Agreement dated as of even date herewith (as amended or otherwise modified from time to time) among the Company, the undersigned and the Agent.

         This Guaranty is an amendment and restatement of, and replaces in its entirety, that certain Guaranty executed and delivered by each of the undersigned dated as of October 31, 1994.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS OR IN THE EASTERN DIVISION OF UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE

BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS LOCATED IN CHICAGO, ILLINOIS AND OF THE EASTERN DIVISION OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH OF THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS SET FORTH OPPOSITE ITS SIGNATURE HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH OF THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY OF THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OF FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) EACH OF THE AGENT AND EACH BANK, HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS GUARANTY, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                          [SIGNATURE PAGE FOLLOWS NEXT]

         IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                                         DUFF & PHELPS CREDIT RATING CO.
                                           OF EUROPE

                                         By:__________________________________
Address:                                    Title:____________________________

55 East Monroe Street
Chicago, Illinois 60603

                                         DUFF & PHELPS CREDIT RATING CO.
                                           OF ASIA

                                         By:__________________________________
Address:                                    Title:____________________________

55 East Monroe Street
Chicago, Illinois 60603

                                    EXHIBIT E

                                     FORM OF
                                      NOTE

$_____________                                               November 12, 1999
                                                             Chicago, Illinois


         On or before the Facility Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of ______________ at the principal office of Bank of America, National Association (in its capacity as agent under the Credit Agreement, the "AGENT"), in Chicago, Illinois, _____________ Dollars ($__________) or, if less, the aggregate unpaid amount of all Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Loan evidenced hereby from the date of such Loan until such Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of November 12, 1999 (herein, as amended or otherwise modified from time to time, called the "CREDIT AGREEMENT"), among the undersigned, certain financial institutions (including the payee) and the Agent, to which Credit Agreement reference is hereby made for a description of the security for this Note and for a statement of the terms and provisions under which this Note may or must be paid prior to its due date or may have its due date accelerated.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         The undersigned hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

         This Note is made under and governed by the internal laws of the State of Illinois.

                                        DUFF & PHELPS CREDIT RATING CO.

                                        By____________________________________
                                          Title_______________________________

                                    EXHIBIT F

                               NOTICE OF BORROWING

Bank of America, National Association, as Agent
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  __________________

                         DUFF & PHELPS CREDIT RATING CO.

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to SECTION 2.3.1 of the Amended and Restated Credit Agreement, dated as of November 12, 1999 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Duff & Phelps Credit Rating Co., an Illinois corporation (the "COMPANY"). certain financial institutions (each, a "BANK") including Bank of America, National Association ("BOA"), and BOA as agent for the Banks (in such capacity, the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Company hereby requests that Loans be made in the aggregate principal amount of $__________ on __________, 19___ as an [IBOR Rate Loan having an Interest Period of ____ days] [Base Rate Loan].

         The Company hereby acknowledges that, pursuant to SECTION 10.2 of the Credit Agreement, each of the delivery of this Notice of Borrowing and the acceptance by the Company of the proceeds of the Loans requested hereby constitute a representation and warranty by the Company that, on the date of such Loan, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in each of the subsections of
SECTION 10.2 are true and correct in all material respects.

         The Company agrees that if prior to the time of the borrowing requested hereby any matter certified to herein by it will not be true and correct at such time as if then made, it will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the borrowing requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such borrowing as if then made.

         The Company has caused this Notice of Borrowing to be executed and delivered, and the certification and warranties contained herein to be made, by its duly Authorized Person this ___ day of ___________, 19___.

                                        DUFF & PHELPS CREDIT RATING CO.
                                        an Illinois corporation

                                        By:___________________________________
                                           Name:
                                           Title:

                                    EXHIBIT G

                        NOTICE OF CONTINUATION/CONVERSION

Bank of America, National Association, as Agent
231 South LaSalle Street
Chicago, Illinois  60697

Attention:  __________________

                         DUFF & PHELPS CREDIT RATING CO.

Gentlemen and Ladies:

         This Notice of Continuation/Conversion is delivered to you pursuant to
SECTION 2.4 of the Amended and Restated Credit Agreement, dated as of November 12, 1999 (together with all amendments, if any, from time to time made thereto, the "CREDIT AGREEMENT"), among Duff & Phelps Credit Rating Co., an Illinois corporation (the "COMPANY"). certain financial institutions (each, a "BANK") including Bank of America, National Association ("BOA"), and BOA as agent for the Banks (in such capacity, the "AGENT"). Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Company hereby requests that on ____________, 19___,

                  (1) $___________ of the presently outstanding principal amount of the Loans originally made on __________, 19___,

                  (2) and all presently being maintained as [Base Rate Loans] [IBOR Rate Loans],

                  (3) be [converted into] [continued as],

                  (4) [IBOR Rate Loans having an Interest Period of days [Base Rate Loans].

         The Company hereby:

                  (a) certifies and warrants that no Unmatured Event of Default or Event of Default has occurred and is continuing; and

                  (b) agrees that if prior to the time of such continuation or conversion any matter certified to herein by the Company will not be true and correct at such time as if then made, the Company will immediately so notify the Agent.

         Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Company, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

         The Company has caused this Notice of Continuation/ Conversion to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Person this ___ day of _________, 19___.

                                                 DUFF & PHELPS CREDIT RATING CO.
                                                 an Illinois corporation

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                    EXHIBIT H

                             COMPLIANCE CERTIFICATE

To each Bank that is a party to the
 Credit Agreement referred to below
 and to Bank of America, National Association, as Agent for such Banks

Ladies and Gentlemen:

         We refer to the Amended and Restated Credit Agreement dated as of November 12, 1999 (as amended or otherwise modified from time to time, the "CREDIT AGREEMENT"), among Duff and Phelps Credit Rating Co. (the "COMPANY"), various financial institutions (the "BANKS") and Bank of America, National Association, as Agent for the Banks (the "AGENT"). This Certificate is delivered to you pursuant to the Credit Agreement, and terms used but not otherwise defined herein shall have the same meaning herein as in the Credit Agreement.

         We hereby certify to the Agent and each Bank that:

         1. [No Event of Default or Unmatured Event of Default has occurred and now exists.] [The following Event of Defaults) and Unmatured Event(s) of Default is/are believed by the Company to exist: [complete] and the Company [is currently taking/currently proposes to take] the following action(s), with respect thereto: [complete].]

         2. Attached is a computation of the financial ratios and restrictions set forth in Article VIII of the Credit Agreement as of _____________________, 199__ (the "Computation Date").

         IN WITNESS WHEREOF the Company has caused this Certificate to be executed and delivered by its duly Authorized Person this ____day of ___________, 199__.

                                                 DUFF & PHELPS CREDIT RATING CO.

                                                 By:
                                                    ----------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                  ATTACHMENT TO
                             COMPLIANCE CERTIFICATE

ITEM 1.

SECTION 8.17.1 CASH FLOW LEVERAGE RATIO

Period covered (the "Computation Period") from _________, 19__ to _____________, 19__

(a) Aggregate consolidated Indebtedness for borrowed money on the Computation Date (other than Subordinated Indebtedness and intercompany Indebtedness) of the Company and its consolidated
         Subsidiaries                                                  $_______

(b)      Aggregate principal portion of
         Capitalized Lease Liabilities
         of the Company and its consolidated
         Subsidiaries on the Computation Date                          $_______

(c)      Item 1(a) plus Item 1(b)                                      $_______

(d)      Amount from Item 2(d)                                         $_______

(e)      Ratio of Item 1(c) to Item 1(d)                               _______:1

(f)      Maximum ratio permitted by
         Section 8.17.1                                                _______:1

ITEM 2.

SECTION 8.17.2 MINIMUM EBITDA

Period covered (the "Computation Period") from _________, 19__ to _____________, 19__

(a)      Consolidated Net Income for
         Computation Period (before deduction
         of income and franchise taxes)                                $_______

(b)      Interest Expense for Computation
         Period                                                        $_______

(c)      Amortization and depreciation
         for Computation Period                                        $_______

(d)      Item 2(a) plus Item 2(b) plus Item 2(c)                       $_______

(e)      Minimum required by Section 8.17.2                            $_______

ITEM 3.

SECTION 8.17.3 MINIMUM NET WORTH

(a)      Consolidated Stockholders Equity on
         Computation Date                                              $_______

(b)      Sum of 75% of Consolidated Adjusted Net

         Income for each Fiscal Quarter
         commencing with the Fiscal Quarter
         ending December 31, 1999 and ending
         with the Fiscal Quarter ending
         on the Computation Date (without
         giving effect to any Fiscal Quarter
         in which Consolidated Adjusted Net
         Income is negative)                                           $_______

(c) Sum of 100% of cumulative Consolidated Net Proceeds from Stock Option Exercises net of 100% of cumulative consolidated Stock Repurchase Costs for each Fiscal Quarter commencing with the Fiscal Quarter ending December 31, 1999 and ending with the Fiscal Quarter ending
         on the Computation Date                                       $_______

(d)      Sum of Items 3(a), 3(b) and 3(c)                              $_______

(e)      Minimum required by Section 8.17.3                            $_______

ITEM 4.

SECTION 8.17.4 FIXED CHARGE COVERAGE RATIO

Period covered (the "Computation Period") from _________, 19__ to _____________, 19__

(a)      Amount from Item 2(d)                                         $_______

(b)      Amount from Item 2(b)                                         $_______

(c)      Amount of dividends and other payments of the type described in Section
         8.12 of the Credit Agreement made by the Company and its Subsidiaries during the Computation Period (excluding
         intercompany dividends)                                       $_______

(d)      Amount of dividends and other payments of the type described in Section
         8.12 of the Credit Agreement made by Subsidiaries that are not Material Subsidiaries during the Computation Period (excluding
         intercompany dividends)                                       $_______

(e)      Aggregate capital expenditures for
         Computation Period                                            $_______

(f)      Sum of Items 4(b), 4(c), 4(d) and 4(e)
         [exclude 4(d) if less than $500,000]                          $_______

(g)      Ratio of Item 4(a) to Item 4(f)                              _______:1

(h)      Maximum ratio permitted by
         Section 8.17.4                                                  3.50:1

ITEM 5.

SECTION 8.11 MERGERS, CONSOLIDATIONS, ETC.

Period covered (the "Computation Period") from __________, 19__ to ___________, 19__

(a)      Total Purchase Price for all
         Acquisitions during Computation Period                        $_______

(b)      Maximum amount allowed by
         Section 8.11(c)                                               $_______

ITEM 6.

SECTION 8.12 RESTRICTED PAYMENTS

Period covered (the "Computation Period") from ___________, 19__ to __________, 19__

(a)      Dividends paid on, and other payments of the type described in Section
         8.12 with respect to the Company's and its Subsidiaries capital stock during Computation Period (excluding
         intercompany payments)                                        $_______

(b)      Did an Event of Default or
         Unmatured Event of Default arise
         after giving effect thereto?                                  ________

ITEM 7.

SECTION 8.13 LIMITATIONS ON INDEBTEDNESS

(a) Total Indebtedness on Computation Date PLUS any guaranteed Indebtedness on Computation Date (excluding Indebtedness permitted by paragraphs
         (a), (b), (c), (d), (f) and (h) of Section 8.13               $_______

(b)      Maximum allowed by Sections 8.13(e)and (g)                    $_______

ITEM 8.

SECTION 8.15 GUARANTIES,

A.       Aggregate amount of all obligations
         guaranteed by the Company and its
         Material Subsidiaries on
         Computation Date                                              $_______

ITEM 9.

SECTION 8.16 INVESTMENTS

(a)      Investments permitted
         pursuant to clauses (a) through
         (i) of Section 8.16                                           $_______

(b)      Investments pursuant to clause (j)
         of Section 8.16                                               $_______


ITEM 10.

SECTION 9.1.10 LITIGATION EXPENSES

Period covered (the "Computation Period") from __________, 19__ to ___________, 19__

(a)      All Litigation Expenses paid or agreed
         to be paid during Computation Period                          $_______

                 CERTIFICATE OF DUFF & PHELPS CREDIT RATING CO.



         I, the undersigned, ____________________of Duff & Phelps Credit Rating Co., an Illinois corporation (the "Borrower"), DO HEREBY CERTIFY on behalf of the Borrower that:

         1. This Certificate is furnished pursuant to Section 10.1.6 of that certain Amended and Restated Credit Agreement, dated as of November 12, 1999 (the "Credit Agreement"), among the Borrower, various financial institutions (the "Banks") and Bank of America, National Association, as Agent for the Banks (the "Agent"). Unless otherwise defined herein, capitalized terms used in this Certificate have the meanings assigned to such terms in the Credit Agreement.

         2. No Event of Default, or Unmatured Event of Default, has occurred and is continuing or will result from the making of the initial Credit Extensions.

         3. The representations and warranties of the Borrower contained in
Article VII of the Credit Agreement are true and correct.

         WITNESS my hand on this ____ day of November, 1999.



                                                 DUFF & PHELPS CREDIT RATING CO.

                                                 By:
                                                    ----------------------------
                                                 Title:
                                                       -------------------------